UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 141	[ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940	[ X ]

Unified Series Trust

(Exact Name of Registrant as Specified In Charter)

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:	(317) 917-7000

Melissa K. Gallagher

President

2960 N. Meridian St., Suite 300

Indianapolis, Indiana 46208

(Name and Address of Agent for Service)

Copies to:

Dee Anne Sjögren, Esq.

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

(314) 552-6295

It is proposed that this filing will become effective:

[ ]immediately upon filing pursuant to paragraph (b)

[ ] on (date) pursuant to paragraph (b)

[ X ]60 days after filing pursuant to paragraph (a)(1)

[ ] on March 31, 2010 pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to paragraph (a)(2)

[ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate check this box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

BELL WORLDWIDE TRENDS FUND

TRNDX

March 31, 2010

Bell Worldwide Trends Fund

c/o Unified Fund Services, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, Indiana 46208

(888) 592-BELL (2355)

www.bellfunds.com

          The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

PAGE
SUMMARY SECTION	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Risks	3
Performance	5
Portfolio Management	6
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS	7
Principal Investment Strategies of the Fund	7
Principal Risks of Investing in the Fund	10
Portfolio Holdings	15
ACCOUNT INFORMATION	15
How to Buy Shares	15
How to Redeem shares	18
ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND	24
Advisor	24
Portfolio Managers	25
FINANCIAL HIGHLIGHTS	25
FOR MORE INFORMATION	Back Cover

SUMMARY SECTION

Investment Objective

The investment objective of the Bell Worldwide Trends Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed within 30 days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	0.00%
Other Expenses	9.75%
Acquired Fund Fees and Expenses	0.49%
Total Annual Fund Operating Expenses	10.99%
Fee Waiver/Expense Reimbursement[1]	(9.00%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	1.99%

1 The Fund’s adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses (excluding brokerage fees and commissions; taxes; borrowing costs, such as (a) interest expense and (b) dividend expenses on securities sold short; extraordinary expenses; and any indirect expenses, such as Acquired Fund Fees and Expenses) do not exceed 1.50% of the Fund’s average daily net assets through March 31, 2011. This expense cap may not be terminated prior to this date except by the Board of Trustees.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$209	$2,506	$4,513	$8,488

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual operating expenses or in the Example, above, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 138.61% of the average value of its portfolio.

Principal Investment Strategies

          The Fund invests primarily in a portfolio of other investment companies, including exchange-traded funds (“ETFs”) and mutual funds offered on a no-load or load-waived basis, based on an asset allocation methodology developed by the Fund’s adviser, Bell Investment Advisors, Inc. The Fund may invest in underlying funds that hold U.S. and foreign equity securities of any style, market capitalization, sector, or geographic region. Under normal market conditions, the Fund invests substantially (at least 40% - unless market conditions are not deemed favorable by the adviser in which case the Fund invests at least 30%) of its assets, measured at the time of purchase, in global companies (or in underlying funds that invest substantially in global companies) organized or located outside the U.S. or doing a substantial amount of business outside the U.S. The Fund considers a company that derives at least 50% of its revenues from business outside the U.S. or has at least 50% of its assets outside the U.S. as doing a substantial amount of business outside the U.S. Based on its evaluation of the underlying funds, the adviser selects a diverse group of underlying funds for the Fund’s portfolio that the adviser believes represent the best performance within their respective risk class and that are representative of broad, favorable trends identified by the adviser. When selecting underlying funds in which the Fund invests, the adviser typically selects underlying funds with investment objectives that are similar to the Fund’s or that may assist the Fund in meeting its investment objective in the adviser’s opinion.

          The adviser allocates the Fund’s assets among underlying funds based on its assessment of their relative opportunities and risks, as well as its evaluation of current market trends. On an ongoing basis, the adviser monitors the performance of a wide universe of funds, and upgrades the Fund’s portfolio by moving assets into those funds deemed by the adviser to represent the best performing market trends at the time of analysis. This upgrading process is designed to invest the Fund’s assets in underlying funds that demonstrate superior performance relative to their peers at the time of purchase, as determined by the adviserusing its proprietary screening process.

          The Fund may invest in ETFs that hold portfolios of debt securities of any quality or maturity. The Fund may also invest in exchange-traded notes (“ETNs”), which are debt securities with returns linked to a particular index. Generally the adviser will invest in these securities when it is unable to identify funds that meet its investment criteria, or when it desires exposure to debt securities or commodities. When evaluating ETNs for investment, the adviser will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. The Fund may also invest in money market funds and other cash equivalents. Although the Fund will invest primarily in ETFs, no-load or load-waived mutual funds, the Fund is not precluded from investing in underlying funds with sales-related expenses, including redemption fees and/or 12b-1 fees in excess of 0.25%. Any 12b-1 fees received from underlying funds are retained for the benefit of the Fund.

          In addition, the Fund may invest in underlying funds that invest in derivative instruments, futures, options, or high-yield debt securities (junk bonds), or that use leverage or engage in short sales. The Fund may also invest in inverse or ultra-short ETFs that seek to negatively correlate to the performance of a particular index by using various forms of derivative transactions, such as by selling short the underlying index. The Fund typically invests in ETFs and open-end mutual funds holding domestic and international (including emerging markets), and small, mid and large cap equity securities, which means the Fund’s portfolio will be exposed to U.S. and foreign equity market risks.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. Below are some of the specific risks of investing in the Fund.

•

General.  Investors should carefully consider their risk tolerance before investing.  As with all mutual fund investments, loss of money is a risk of investing.  Please read the other risks detailed below that apply to investing in our Fund.

•

Market Risk.  Market risk involves the possibility that the Fund’s investments in equity securities will decline because of falls in the stock market, reducing the value of individual company’s stocks regardless of the success or failure of an individual company’s operations.

•	Management Risk. The adviser’s strategy and the strategies employed by the portfolio managers of the underlying funds in which the Fund invests may fail to produce the intended results.
•

Risks of Other Investment Companies. When the Fund invests in an underlying mutual fund or ETF, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its net asset value or an active market may not develop. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. To the extent that the Fund invests in ETFs that invest in commodities, the demand and supply of these commodities may fluctuate widely. Commodity ETFs may use derivatives which expose them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

•

Style Risk. The Fund invests in both “value stocks” and “growth stocks.” With respect to value stocks, the market may not agree with the adviser’s determination that a stock is undervalued, and the stock’s price may not increase to what the adviser believes is its full value. It may even decrease in value. With respect to “growth stocks,” the company’s earnings growth rate may not meet the adviser’s expectations, and the stock price may not increase as the adviser anticipates.

•

Small and Medium Cap Company Risk.  Securities of companies with small and medium market capitalizations are often more volatile and less liquid than investments in larger companies.  Small and medium cap companies may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

•

ETN Risk. ETNs represent unsecured debt of the issuer and are typically linked to the performance of a commodities index. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in applicable interest rates, changes in the issuer’s credit rating and factors that affect the referenced commodity. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses associated with investing in ETNs, which reduce the amount of return on investment at maturity or upon redemption.

•	Turnover Risk. The Fund’s investment strategy involves active trading and will result in a high portfolio turnover rate, which may negatively affect performance.
•

Foreign Securities Risk. Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments.

•

Fixed Income Risks. Underlying funds in the Fund’s portfolio may invest in fixed income securities, which are subject to credit risk, interest rate risk and liquidity risk. Credit risk is the risk the issuer or guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Interest rate risk is the risk of losses due to changes in interest rates. In general, the prices of debt securities rise when interest rates fall, and the prices fall when interest rates rise. Liquidity risk is the risk a particular security may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price. The Fund’s investments in government-sponsored entity securities also exhibit these risks, although the degree of such risks may vary significantly among the different government-sponsored entity securities. Some securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. and may only be supported by the right of the agency or instrumentality to borrow from the U.S. Treasury. There can be no assurance that the U.S. government will always provide financial support to those agencies or instrumentalities.

•	Sector Risk. The Fund may have overweighted positions in ETFs that invest in particular sectors, which can be more volatile or underperform relative to the market as a whole.
•

Volatility Risk. Equity securities tend to be more volatile than other investment choices. Underlying funds in which the Fund may invest can be more volatile than the market as a whole. Underlying funds may engage in hedging strategies using derivatives and may use leverage, each of which could increase the underlying fund’s volatility, affecting the share price of the underlying fund and the Fund.

•

Concentration Risk. To the extent that underlying funds in which the Fund invests concentrate their investments in a particular industry, sector, or geographic region, the underlying fund’s shares would be subject to adverse market conditions, increased competition, and legislative or regulatory changes affecting those industries, sectors or regions.

•

Derivatives Risk.  The Fund may buy or sell a variety of “derivative” instruments (for example, options, futures or index-based instruments) in order to gain exposure to particular securities or markets, in connection with hedging transactions and to increase total return.  The Fund’s use of derivative instruments involves the risk that such instruments may not work as intended due to unanticipated developments in market conditions or other causes.

•

Short Sales Risk.  The risk of loss if the value of a security sold short increases prior to the scheduled delivery date because the Fund must pay more for the security than it has received form the purchaser in the short sale.

•

Non-Diversification Risk.  The Fund is “non-diversified.”  It may therefore make greater investment in a single issuer than a diversified fund, which could make the Fund more susceptible to financial, economic or market events impacting such issuer.  This could affect the value of your investment.  It may also increase the volatility of the Fund’s share price, as compared to a diversified fund.

•

Market Timing Risk. Because the Fund does not consider the underlying funds’ policies and procedures with respect to market timing, performance of the underlying funds may be diluted due to market timing and therefore may affect the performance of the Fund.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year. The table below shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future.

Annual Total Return (years ended December 31st)

Highest/Lowest quarterly results during this time period were:

Best Quarter:	3rd Quarter, 2009, 14.89%
Worst Quarter:	4th Quarter, 2008, -23.81%

Average Annual Total Returns (for the periods ended December 31, 2009)

	One Year	Since Inception(12/20/2007)
The Fund
Return Before Taxes	16.85%	-14.43%
Return After Taxes on Distributions	16.53%	-14.59%
Return After Taxes on Distributions and Sale of Fund Shares	10.95%	-12.20%
MSCI ACWI Index(reflects no deduction for fees, expenses, or taxes)	35.12%	-10.15%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (888) 582-2355.

Portfolio Management

Investment Adviser – Bell Investment Advisors, Inc.

          Portfolio Managers – The following portfolio managers have been jointly responsible for the day-to-day management of the Fund since its inception.

•	Matthew P. King, CFA
•	Dana Nelson

Purchase and Sale of Fund Shares

Minimum Initial Investment	To Place Buy or Sell Orders
$2,500 for all account types There is no minimum amount for subsequent investments.	By Mail: Bell Worldwide Trends Fund c/o: Unified Fund Services, Inc. P.O. Box 6110 Indianapolis, IN 46206 By Phone: (888) 592-2355

You may sell or redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, IRA or 529 college savings plan.  Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS

Principal Investment Strategies of the Fund

              The Fund invests primarily in a portfolio of other investment companies, including exchange-traded funds (“ETFs”) and mutual funds offered on a no-load or load-waived basis, based on an asset allocation methodology developed by the Fund’s adviser, Bell Investment Advisors, Inc. The Fund may invest in underlying funds that hold U.S. and foreign equity securities of any style, market capitalization, sector, or geographic region. Under normal market conditions, the Fund invests substantially (at least 40% - unless market conditions are not deemed favorable by the adviser in which case the Fund invests at least 30%) of its net assets, measured at the time of purchase, in global companies (or in underlying funds that invest substantially in global companies) organized or located outside the U.S. or doing a substantial amount of business outside the U.S. The Fund considers a company that derives at least 50% of its revenues from business outside the U.S. or has at least 50% of its assets outside the U.S. as doing a substantial amount of business outside the U.S. For temporary defensive purposes, the Fund may invest as described below under “Defensive Position.” Based on its evaluation of the underlying funds, the adviser selects a diverse group of underlying funds for the Fund’s portfolio that the adviser believes represent the best performance within their respective risk class and that are representative of broad, favorable trends identified by the adviser. When selecting underlying funds in which the Fund invests, the adviser typically selects underlying funds with investment objectives that are similar to the Fund’s or that may assist the Fund in meeting its investment objective in the adviser’s opinion.

          The adviser allocates the Fund’s assets among underlying funds based on its assessment of their relative opportunities and risks, as well as its evaluation of current market trends. On an ongoing basis, the adviser monitors the performance of a wide universe of funds, and upgrades the Fund’s portfolio by moving assets into those funds deemed by the adviser to represent the best performing market trends at the time of analysis. This upgrading process is designed to invest the Fund’s assets in underlying funds that demonstrate superior performance relative to their peers, as determined by the adviser using its proprietary screening process.

          When determining the securities in which the Fund will invest, the adviser begins by reviewing its proprietary database generally comprised of diversified ETFs and no-load mutual funds with at least one-year of performance history. The adviser computes a performance score for each fund based on its analysis of the fund’s total returns during the prior year. The performance information is collected by the adviser from information available from the underlying funds and from independent third party data providers. The adviser divides the funds among several risk-based categories, based on each fund’s historical volatility, downside, portfolio composition, area of investment and diversification. The adviser’s screening process ranks funds in terms of their performance on a risk-adjusted basis from highest to lowest. The adviser analyzes the funds in the top 20% of performance in each risk class, using quantitative factors such as standard deviation and beta, and qualitative factors, such as portfolio composition, tax efficiency, cost and the adviser’s assessment of each underlying fund’s management.

          The adviser also reviews underlying market trends by examining its proprietary database of market indices and determining which broad trends are leading the market based on current performance. Trends may be based on specific assets classes, market capitalizations, investment styles, sectors, industries, countries, or geographic regions. The Fund may invest in underlying funds that hold U.S. and foreign equity securities of any style, market capitalization, sector, or geographic region. Based on its evaluation of the underlying funds, the adviser selects a diverse group of underlying funds for the Fund’s portfolio that the adviser believes represent the best performance within their respective risk class and that are representative of broad, favorable trends identified by the adviser.

          The adviser allocates the Fund’s assets among underlying funds in specific risk classes based on it evaluation of prevailing market conditions. When the adviser identifies market conditions as favorable, the adviser typically will allocate more assets to funds in a higher risk class. In comparison, when the adviser identifies market conditions as unfavorable, the adviser typically allocates more assets to those funds in a lower risk class. If the adviser deems market conditions to be very unfavorable, the adviser may seek to preserve capital by investing in underlying funds that invest in fixed income securities or by holding cash or cash equivalents. As a risk control measure, the adviser typically limits the Fund’s investment in the highest risk class to no more than 25% of the Fund’s total portfolio, regardless of the adviser’s evaluation of prevailing market conditions.

          It should be noted that, even though the adviser’s upgrading process ranks underlying funds primarily on the basis of performance, past performance is no guarantee of future success. The Fund is independent from any of the underlying funds in which it invests and it has no voice in, or control over, the investment practices, policies or decisions of the underlying funds. The Fund’s only option is to liquidate its investment in an underlying fund in the event of dissatisfaction with the fund. An underlying fund may limit the Fund’s ability to sell its shares of the underlying fund at certain times. In these cases, an investment in an underlying fund that represents more than one percent of the underlying fund’s shares may be deemed to be illiquid.

          The Fund may invest in ETFs that hold portfolios of debt securities. The Fund may also invest in exchange-traded notes (“ETNs”), which are debt securities with returns linked to a particular index. Generally the adviser will invest in these securities when it is unable to identify funds that meet its investment criteria, or when it desires exposure to debt securities or commodities. When evaluating ETNs for investment, the adviser will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. The Fund may also invest in money market funds and other cash equivalents.

           The Investment Company Act of 1940 (the “1940 Act”) restricts investments by registered investment companies, such as the Fund, in the securities of other investment companies, including ETFs. However, pursuant to exemptive orders issued by the Securities and Exchange Commission to various ETF sponsors, the Fund is permitted to invest in these ETFs beyond the limits set forth in the 1940 Act subject to certain terms and conditions set forth in the applicable exemptive order, including a condition that the Fund enter into an agreement with the relevant ETF sponsor prior to investing beyond the 1940 Act’s limits.

          Although the Fund will invest primarily in ETFs, no-load or load-waived mutual funds, the Fund is not precluded from investing in underlying funds with sales-related expenses, including redemption fees and/or 12b-1 fees in excess of 0.25%. Any 12b-1 fees received from underlying funds are retained for the benefit of the Fund. Shareholders may incur expenses associated with frequent capital gains distributions by the underlying funds, and could incur higher transaction costs because of high portfolio turnover in the Fund and its underlying funds. Because the Fund will bear its share of the fees and expenses of the underlying funds, you will pay higher expenses than would be the case if you invested directly in these funds.

          Although the Fund is diversified, the Fund may invest in an underlying fund that is not diversified, which means that the underlying fund is not subject to restrictions under the 1940 Act limiting how much it may invest in the securities of a single issuer. Therefore, the value of the underlying fund’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities. Although the Fund will not concentrate its investments in underlying funds that invest in a single industry, sector or geographic region, the underlying funds in which the Fund invest may concentrate their investments in any industry, sector or geographic region, which means they would be subject to adverse market conditions, increased competition, and legislative or regulatory changes affecting those industries, sectors or regions. In addition, the Fund may invest in underlying funds that invest in derivative instruments, futures, options, or high-yield debt securities (junk bonds), or that use leverage or engage in short sales. The Fund may also invest in inverse or ultra-short ETFs that seek to negatively correlate to the performance of a particular index by using various forms of derivative transactions, such as by selling short the underlying index. The Fund typically invests in ETFs and open-end mutual funds holding domestic and international (including emerging markets), and small, mid and large cap equity securities or commodities. The Fund’s portfolio will be exposed to U.S. and foreign equity market risks.

The Fund may sell an underlying fund when the adviser believes the underlying fund’s strategy is no longer in line with what adviser believes to be the best performing market trends, if the adviser learns negative information about the portfolio companies’ fundamentals, to rebalance the Fund’s portfolio to conform to the adviser’s investment allocation, to meet redemptions, or for other reasons that the adviser deems prudent or advisable. The adviser will engage in active trading of the Fund’s portfolio securities due to its investment strategy and, as a result, the Fund will experience a high portfolio turnover rate, the effects of which are described below under “Turnover Risk.” The Fund is not required to hold securities for any minimum period and, as a result, may incur short-term redemption fees and increased trading costs.

Defensive Position – When the adviser believes that market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objective and invest all or any portion of its assets in short-term debt instruments, government securities, cash or cash equivalents or underlying funds whose investments do not conform to the Fund’s investment policies. When and to the extent the Fund assumes a temporary defensive position, it may not pursue or achieve its investment objective.

Principal Risks of Investing in the Fund

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. Below are some of the specific risks of investing in the Fund.

•

Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The equity securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

•

Management Risk. The adviser’s strategy may fail to produce the intended results. The adviser’s upgrading strategy makes no effort to predict what the market will do next. Rather, the upgrading strategy is strictly a trend-following system which responds to what has already happened in the market and attempts to catch each significant market trend as it unfolds. There may be times when the strategy takes time to recognize a new market trend. As a result, the Fund may lag behind in participating in the profits from a newly developed trend, or may not be in a position to take advantage of a particular market trend. There also is the risk that investment strategies employed by the portfolio managers of the underlying funds in which the Fund invests may not result in an increase in the value of the underlying funds and, therefore, that the value of the Fund’s investment in the underlying funds may not increase, or may actually decrease. The Fund is the first mutual fund managed by the adviser.

•	Other Investment Company Securities Risks.

1. Generally. When the Fund invests in an underlying mutual fund or ETF, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. In addition, the Fund may also incur increased trading costs as a result of the fund upgrading strategy.

2. ETF Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

3. Inverse and Leveraged ETF Risks. These ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that the Fund invests in inverse ETFs, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The net asset value and market price of leveraged or inverse ETFs is usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. This is because inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. The use of these techniques may cause the inverse or leveraged ETFs to lose more money in market environments that are adverse to their investment strategies than other funds that do not use such techniques. See “Derivatives Risk” below.

4. Commodities Risk. To the extent that the Fund invests in ETFs that invest in commodities, it will be subject to additional risks. Commodities are real assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. The values of ETFs that invest in commodities are highly dependent on the prices of the related commodity. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity ETFs may use derivatives, such as futures, options and swaps, which expose them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

•

Style Risk. The Fund may invest in underlying funds that use growth- and/or value-oriented investing styles, or other styles. If the underlying growth fund’s portfolio manager incorrectly assesses the growth potential of companies in which the fund invests, the securities purchased may not perform as expected, reducing the underlying fund’s return and ultimately reducing the Fund’s return, or causing it to lose money on the investment. With respect to underlying value funds, the market may not agree with a value manager’s determination that the fund’s portfolio stocks are undervalued, and the prices of such portfolio securities may not increase to what the adviser believes are their full value. They may even decrease in value.

•	Small- and Mid-Cap Risk. To the extent the Fund invests in other investment companies that invest in small- and mid-cap companies, the Fund will be subject to additional risks. These include:
•	The earnings and prospects of smaller companies are more volatile than larger companies.
•	Smaller companies may experience higher failure rates than do larger companies.
•

The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

•	Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

•

ETN Risk. The Fund may invest in ETNs, which are notes representing unsecured debt of the issuer. ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities plus a specified rate of interest that could be earned on cash collateral. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. ETNs in which the Fund may invest typically mature thirty years from the date of issue. The issuer’s credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer’s credit rating, the value of the ETN will decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses associated with investment in such securities. Such fees reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

•

Turnover Risk. The Fund’s investment strategy involves active trading and will result in a high portfolio turnover rate. A high portfolio turnover can result in correspondingly greater brokerage commission expenses or in the Fund paying redemption fees. A high portfolio turnover may result in the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect performance.

•

Foreign Securities Risk. Underlying funds in the Fund’s portfolio may invest in foreign securities. Foreign securities are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, currency risk, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility. To the extent that underlying funds invest in issuers located in emerging markets, the risk may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

•	Fixed Income Risks. Underlying funds in the Fund’s portfolio may invest in fixed income securities.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

Interest Rate Risk. The value of the underlying fund may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the underlying fund’s income-producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities sometimes typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

•

Sector Risk. The Fund may have overweighted positions in ETFs that invest in particular sectors. A particular market sector can be more volatile or underperform relative to the market as a whole. To the extent that the Fund has overweighted holdings within a particular sector, the Fund is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

•

Volatility Risk. Equity securities tend to be more volatile than other investment choices. The value of an individual mutual fund or ETF can be more volatile than the market as a whole. This volatility affects the value of the Fund’s shares. Certain underlying funds may engage in hedging strategies using derivatives, which may not be successful and may increase the volatility of the underlying fund. Also, an underlying fund’s use of leverage could have an impact on the underlying fund’s volatility, affecting the share price of the underlying fund and the Fund to the extent it is invested in the underlying fund.

•

Concentration Risk. Although the Fund will not concentrate its investments in underlying funds that invest in a single industry, sector or geographic region, the underlying funds in which the Fund invest may concentrate their investments. To the extent that underlying funds in which the Fund invests concentrate their investments in a particular industry, sector, or geographic region, the underlying fund’s shares would be subject to adverse market conditions, increased competition, and legislative or regulatory changes affecting those industries, sectors or regions.

•

Derivatives Risk. Underlying funds may invest in derivatives, which will expose the Fund indirectly to various risks. The value of derivative investments may rise or fall more rapidly than other investments, and could result in the Fund or an underlying fund losing more than the amount invested in the derivative instrument in the first place. There is also risk that the adviser to the underlying fund could be incorrect in its expectations about the direction or extent of various markets. In addition, while the principal purpose of hedging is to limit the effects of adverse market movements, the expenses involved may cause the underlying funds’, and in turn, the Fund’s return to be less than if hedging had not taken place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses. The underlying fund also could experience losses that reduce its returns if the indices underlying its derivative positions are not closely correlated with its other investments, or if the underlying fund is unable to close out a position because the market for an option or futures contract becomes illiquid. Derivatives typically involve the use of leverage and, as a result, a small investment in derivatives could have a potentially large impact on the performance of the underlying fund and the Fund; certain gains or losses could be amplified, increasing movements in the share price of the underlying fund and the Fund. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by the underlying fund may not correlate with the underlying fund’s other investments.

•

Short-Selling Risk. Selling securities short is speculative and usually riskier than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, an underlying fund’s risk with respect to its short sales is unlimited. Short selling may also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce the value of the Fund’s investment in the related underlying fund.

•

Non-Diversification Risk. Although the Fund is diversified, the Fund may invest in an underlying fund that is not diversified, which means that the underlying fund is not subject to restrictions under the 1940 Act limiting how much it may invest in the securities of a single issuer. Therefore, the value of the underlying fund’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

•

Market Timing Risk. Because the Fund does not consider the underlying funds’ policies and procedures with respect to market timing, performance of the underlying funds may be diluted due to market timing and therefore may affect the performance of the Fund.

General

From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. In such instances, the Fund may hold up to 100% of its assets in cash; short-term U.S. government securities and government agency securities; investment grade money market instruments; other investment companies; investment grade fixed income securities; repurchase agreements; commercial paper and cash equivalents. The Fund may invest in the securities described above at any time to maintain liquidity, pending selection of investments by the adviser, or if the adviser believes that sufficient investment opportunities that meet the Fund's investment criteria are not available. By keeping cash on hand, the Fund may be able to meet shareholder redemptions without selling securities and realizing gains and losses. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

Is the Fund right for you?

The Fund may be suitable for:

▪	long-term investors seeking a fund with an investment objective of long term growth;
▪	investors who want exposure to a broad range of asset classes within the convenience of a single fund;
▪	investors who want to hire a professional adviser to shift their assets between different types of investments as market conditions change; or
▪	investors willing to accept price fluctuations in their investment.

Portfolio Holdings

          A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

ACCOUNT INFORMATION

How to Buy Shares

          Shares of the Fund are available exclusively to U.S. citizens. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

          The minimum initial investment in the Fund is $2,500 for all account types. The adviser may, in its sole discretion, waive these minimums for accounts participating in an automatic investment program and in certain other circumstances. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary.  If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions (other than for short-term redemptions). However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail - To be in proper form, your initial purchase request must include:

•	a completed and signed investment application form; and

•    a personal check with name pre-printed (subject to the minimum amounts) made payable to the Fund.

Mail the application and check to:

U.S. Mail:	Overnight:
Bell Worldwide Trends Fund c/o Unified Fund Services, Inc. P.O. Box 6110 Indianapolis, Indiana 46206-6110	Bell Worldwide Trends Fund c/o Unified Fund Services, Inc. 2960 N. Meridian Street, Suite 300 Indianapolis, Indiana 46208

          By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (888) 592-2355 to obtain instructions on how to set up your account and to obtain an account number.

          You must provide a signed application to Unified Fund Services Inc., the Fund’s transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price per share will be the net asset value next determined after the wire purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

          You may purchase additional shares of the Fund at any time by mail, wire, or automatic investment. Each additional mail purchase request must contain:

-your name	-the name on your account(s)
-your account number(s)	-a check made payable to The Bell Worldwide Trends Fund

          Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, call Shareholder Services at (888) 592-2355 to obtain instructions.

Distribution Plan

          The Fund has a distribution plan, in accordance with Rule 12b-1 under the 1940 Act. Under the distribution plan, the Fund can pay the Fund’s distributor, its adviser and/or other financial institutions, a fee of up to 0.25% of the average daily net assets. Because these fees are an ongoing expense, over time they reduce the net investment results of the Fund and may cost you more than paying other types of sales charges. The Fund has not implemented its 12b-1 Plan, although the Fund may do so at any time after March 31, 2011, upon notice to shareholders.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application or completing a systematic investment plan form with the proper signature guarantee and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

          Shares of the Fund may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pension plans (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact Shareholder Services for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call Shareholder Services about the IRA custodial fees.

Other Purchase Information

          The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund.Checks should be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Cashier’s checks and bank official checks in amounts less than $10,000 will also be accepted for IRA transfers from other financial institutions.

          The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

How to Redeem Shares

          You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

          A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

          By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Overnight:
Bell Worldwide Trends Fund c/o Unified Fund Services, Inc. P.O. Box 6110 Indianapolis, Indiana 46206-6110	Bell Worldwide Trends Fund c/o Unified Fund Services, Inc. 2960 N. Meridian Street, Suite 300 Indianapolis, Indiana 46208

          Your request for a redemption must include your letter of instruction, including the Fund name, account number, account names, the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after the Fund receives your order in proper form. To be in good order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. All documentation requiring a signature guarantee must utilize a New Technology Medallion Stamp, generally available from the bank where you maintain a checking or savings account. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at (888) 592-2355 if you have questions. At the discretion of the Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account (up to $25,000) in the Fund by calling Shareholder Services at (888) 592-2355. You must first complete the optional Telephone Redemption section of the investment application or provide a signed letter of instruction with the proper signature guarantee stamp to institute this option. The Fund, its transfer agent and custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

          The Fund or its transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Fund Policy on Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing can result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. The Board of Trustees also has adopted a redemption policy to discourage short term traders and/or market timers from investing in the Fund. A 1.00% short-term redemption fee will be assessed by the Fund against investment proceeds from shares withdrawn within 30 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a “first-in, first-out” method to determine the required holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be used for the benefit of existing shareholders. Unified Fund Services, Inc. performs automated monitoring of short term trading activity with respect to the Fund. Instances of suspected short tem trading are investigated by the compliance department. If an instance is deemed a violation of the short term trading policies of the Fund, then the Fund’s adviser is notified and action, such as suspending future purchases, is taken. A quarterly certification reporting any instances of short term trading in violation of the Fund's policies is provided to the Board of Trustees.

          If you invest in the Fund through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Fund’s adviser, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market-timers.”

          While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated is not known by the Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner. Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult for the Fund to identify such activity in certain omnibus accounts traded through financial intermediaries since the Fund may not have knowledge of the identity of individual investors and their transactions in such accounts. Under a federal rule, the Fund is required to have an agreement with many of its intermediaries obligating the intermediaries to provide, upon the Fund’s request, information regarding the intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even if such an agreement is in place. Certain intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information

          If you are not certain of the requirements for a redemption please call Shareholder Services at (888) 592-2355. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.

          Redemption proceeds sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to market risk like any other investment in the Fund.

          Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $2,500 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary liquidation if the Board of Trustees determines to liquidate the Fund. In such event, the Board may close the Fund with notice to shareholders but without having to obtain shareholder approval. An involuntary liquidation will create a capital gain or capital loss which may have tax consequences about which you should consult your tax adviser.

Determination of Net Asset Value

          The price you pay for your shares is based on the Fund’s net asset value per share (NAV). The Fund’s NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The Fund’s NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. If market prices are not available (including when they are not reliable), or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the values, assets may be valued by the Fund’s adviser at a fair value, pursuant to guidelines established by the Board of Trustees. For example, the adviser may be obligated to fair value an ETF in which the Fund invests if the ETF failed to calculate its NAV as of the NYSE close.When pricing securities using the fair value guidelines established by the Board of Trustees, the Fund’s adviser seeks to assign the value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities. However, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Fund’s adviser at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the adviser’s fair value methodology is inappropriate. The Fund’s adviser will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available. The adviser continually monitors and evaluates the appropriateness of its fair value methodologies through systematic comparisons of fair values to the actual next available market prices of securities contained in the Fund’s portfolio.

Dividends, Distributions, and Taxes

          Dividends and Distributions.The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any realized net capital gains. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of income and net realized capital gains. The Fund declares and pays dividends at least annually.

          Taxes.Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income except as described below and in the table on the next page.

          The Fund will distribute net realized capital gains (the excess of net long-term capital gains over net short-term capital loss) to its shareholders normally once a year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

          Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividends and capital gain distributions are not cashed within 180 days; or
•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment in the Fund.

          You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

          Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

          The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively, the “Tax Acts”).

Type of Transaction	Tax Status

Qualified dividend income	Generally maximum 15% on non-corporate taxpayers
Net short-term capital gain distributions	Ordinary income rate
Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*
Sales of shares (including redemptions) owned more than one year	Gains taxed at generally maximum 15% on non-corporate taxpayers*
Sales of shares (including redemptions) owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules
*For gains realized between May 6, 2003 and December 31, 2010.

          Under the Tax Acts, effective for taxable years after December 31, 2002 through December 31, 2010, designated dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

          If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

          If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

          Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND

          Adviser. Bell Investment Advisors, Inc., 1111 Broadway, Suite 1630, Oakland, CA 94607, serves as investment adviser to the Fund. The adviser has overall supervisory management responsibility for the general management and investment of the Fund’s portfolio. The adviser was formed in 1991. Although this is the first mutual fund managed by the adviser, the adviser has been managing other discretionary accounts using the same style since the adviser’s inception.

          The Fund is required to pay the adviser a fee equal to 0.75% of the Fund’s average daily net assets. The adviser has contractually agreed to waive all or a portion of its fee and/or reimburse certain Fundoperating expenses, but only to the extent necessary so that the Fund’s total annual operating expenses, excluding brokerage fees and commissions; taxes; borrowing costs, such as (a) interest expense and (b) dividend expenses on securities sold short;extraordinary expenses;and any indirect expenses (such as Fees and Expenses of Acquired Funds) do not exceed 1.50% of the Fund’s average daily net assets. The contractual agreement is in effect through March 31, 2011. Each waiver or reimbursement of an expense by the adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation. During the fiscal year ended November 30, 2009, the adviser waived its entire advisory fee and reimbursed certain Fund expenses pursuant to its agreement to cap Fund expenses.

If you invest in the Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the financial intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the adviser may pay a fee to financial intermediaries for such services.

To the extent that the adviser, not the Fund, pays a fee to a financial intermediary for distribution or shareholder servicing, the adviser may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the financial intermediary. Although neither the Fund nor the adviser pays for the Fund to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Fund may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

A discussion of the factors that the Board of Trustees considered in approving the Fund’s advisory agreements is contained in the Fund’s annual report for the fiscal year ended November 30, 2009.

          Portfolio Managers. Messrs. Matthew King and Dana Nelson have day-to-day responsibilities for managing the Fund’s portfolio. The investment decisions for the Fund typically are made jointly by Mr. King and Mr. Nelson, although Mr. King has ultimate decision-making authority over all of the Fund’s investment decisions.

          Matthew P. King, CFA. Mr. King has been employed by Bell Investment Advisors, Inc. since 2000. He began as an investment analyst and was appointed a portfolio manager in January 2004. He also serves as Chairman of the adviser’s investment committee. Mr. King oversees investment management and research functions for the adviser. Mr. King holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Society of San Francisco. Mr. King earned a B.S. in Business Administration with a concentration in Finance and a minor in Economics from California Polytechnic State University, San Luis Obispo, in 2000.

          Dana Nelson.  Mr. Nelson has been employed by Bell Investment Advisors, Inc. since 2003, currently as a portfolio manager and previously as an investment analyst between 2003 and October 2007. As a member of the adviser’s investment committee, Mr. Nelson is responsible for compiling data and research materials. He also conducts research and analyses of current and future potential investments. Mr. Nelson is 2003 graduate of California Polytechnic State University, San Luis Obispo, where he majored in Business Administration with a concentration in Financial Management and a minor in Economics.

          The Fund’s Statement of Additional Information provides additional information about the Fund’s portfolio managers, including the compensation structure, other accounts managed, and ownership of shares of the Fund.

FINANCIAL HIGHLIGHTS

            The following table is intended to help you better understand the financial performance of the Fund since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by Cohen Fund Audit Services, Ltd., independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders. The annual report is available from the Fund upon request without charge.

Bell Worldwide Trends Fund
Financial Highlights
(For a share outstanding during each period)

	Fiscal year ended	Period ended
	November 30, 2009	November 30, 2008	(a)
Selected Per Share Data
Net asset value, beginning of period	$ 6.06	$ 10.00

Income from investment operations
Net investment income (loss) (b)	0.02	(0.02)	(c)
Net realized and unrealized gain (loss)	1.03	(3.92)
Total from investment operations	1.05	(3.94)

Less Distributions to shareholders:
From net investment income	(0.02)	-
Total distributions	(0.02)	-

Net asset value, end of period	$ 7.09	$ 6.06

Total Return (d)	17.42%	-39.40%	(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 2,123	$ 1,862
Ratio of expenses to average net assets (f)	1.50%	1.50%	(g)
Ratio of expenses to average net assets
before waiver & reimbursement (f)	10.50%	11.10%	(g)
Ratio of net investment income (loss) to
average net assets (b) (f)	0.38%	(0.25)%	(g)
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (b) (f)	(8.62)%	(9.85)%	(g)
Portfolio turnover rate	138.61%	170.13%

(a) For the period December 20, 2007 (commencement of operations) to November 30, 2008.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Net investment income (loss) per share is based on average shares outstanding during the period.
(d) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) The ratio excludes the impact of expenses of the underlying funds in which the Fund may invest, as represented in the Schedule of Investments.
(g) Annualized.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

          Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

          Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

          Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

          Annual and Semi-Annual Reports: While this prospectus describes the Fund’s potential investments, the Annual and Semi-Annual Reports detail the Fund’s actual investments as of their report dates. The reports include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

          Statement of Additional Information (SAI): The SAI supplements the prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this prospectus.

How to Obtain Copies of Other Fund Documents

You can obtain free copies of the current SAI and, when available, the Fund’s Annual and Semi- Annual Reports, and request other information about the Fund or make shareholder inquiries, in any of the following ways:

          You can get free copies of the current Annual and Semi Annual Reports, as well as the SAI, by contacting Shareholder Services at (888) 592-2355. You may also request other information about the Fund and make shareholder inquiries. Alternatively, the Fund’s SAI and Annual and Semi Annual reports are available, free of charge, at the Fund’s Internet site at www.bellfunds.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Investment Company Act #811-21237

BELL WORLDWIDE TRENDS FUND (TRNDX)

A Series of Unified Series Trust

STATEMENT OF ADDITIONAL INFORMATION

March 31, 2010

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus (the “Prospectus”) of the Bell Worldwide Trends Fund (the “Fund”) dated March 31, 2010. This SAI incorporates by reference the Fund’s Annual Report to Shareholders for the fiscal period ended November 30, 2009 (“Annual Report”). A free copy of the Prospectus or Annual Report can be obtained by writing Unified Fund Services, Inc., the Fund’s transfer agent, at P.O. Box 6110, Indianapolis, Indiana 46206-6110, or by calling Shareholder Services at 888-592-2355.

                                                                               Page

DESCRIPTION OF THE TRUST AND THE FUND	1
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	2
INVESTMENT LIMITATIONS	9
INVESTMENT ADVISER	11
TRUSTEES AND OFFICERS	14
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	20
PORTFOLIO TURNOVER	21
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	21
PORTFOLIO TRANSACTIONS AND BROKERAGE	21
DISCLOSURE OF PORTFOLIO HOLDINGS	23
PROXY VOTING POLICY	24
DETERMINATION OF NET ASSET VALUE	25
REDEMPTION IN-KIND	26
STATUS AND TAXATION OF THE FUND	26
CUSTODIAN	28
FUND SERVICES	28
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29
DISTRIBUTOR	30
DISTRIBUTION PLAN	30
FINANCIAL STATEMENTS	30

DESCRIPTION OF THE TRUST AND THE FUND

The Bell Worldwide Trends Fund (the “Fund”) was organized as a diversified series of the Unified Series Trust (the “Trust”) on September 10, 2007. The Fund commenced investment operations on December 20, 2007. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund’s investment adviser is Bell Investment Advisors, Inc. (the “Adviser”).

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and its transfer agent for the account of the shareholders. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. The Fund will provide notice to the shareholders if the Board determines, in its sole judgment, to liquidate the Fund, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary liquidation will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Prospectus and this SAI. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.

The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The annual report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information about the investments the Fund may make and some of the techniques it may use.

A.        Investment Company Securities. The Fund will invest in the securities of other investment companies, primarily exchange-traded funds (“ETFs”), as well as other investment companies, including mutual funds, closed-end funds, and money market funds (collectively referred to as “underlying funds”). When the Fund invests in other investment companies, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. In connection with its investments in other investment companies, the Fund will incur higher expenses, many of which may be duplicative. For example, shareholders may incur expenses associated with capital gains distributions by the Fund as well as the underlying funds in which the Fund invests. Shareholders may also incur increased transaction costs as a result of the Fund’s portfolio turnover rate and/or because of the high portfolio turnover rates in the underlying funds. The Fund is not required to hold securities for any minimum period and, as a result, may incur short-term redemption fees and increased trading costs. When selecting underlying funds for investment, the Fund will not be precluded from investing in an underlying fund with a higher than average expense ratio. The Fund is independent from any of the underlying funds in which it invests and it has no voice in or control over the investment strategies, policies or decisions of the underlying funds. The Fund’s only option is to liquidate its investment in an underlying fund in the event of dissatisfaction with the fund.

          The Fund may invest in various ETFs, including ETFs that focus on a particular investment style, market capitalization, sectors, sub-sectors, industries, geographic regions or various indices. The Fund may also invest in inverse ETFs, including double inverse (or ultra-short) ETFs. Inverse ETFs are subject to additional risk not generally associated with traditional ETFs. Inverse ETFs seek to negatively correlate to the performance of an index by using various forms of derivative transactions, including by short-selling the underlying index. Ultra-short ETFs seek to multiply the negative return of the tracked index (e.g., twice the inverse return). As a result, an investment in an inverse ETF will decrease in value when the value of the underlying index rises. For example, an inverse ETF tracking the S&P 500 Index will gain 1% when the S&P falls 1% (if it is an ultra-short ETF, it will gain 2%), and will lose 1% if the S&P 500 gains 1% (if an ultra-short ETF, it would lose 2%). By investing in ultra-short ETFs and gaining magnified short exposure to a particular index, the Fund can commit less assets to the investment in the securities represented on the index than would otherwise be required.

          Inverse ETFs determine their inverse return on a day-to-day basis and, as a result, there is no guarantee that the ETF’s actual long term returns will be equal to the daily return that the Fund seeks to achieve. For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a double inverse ETF may in fact be considerably less than two times the long-term inverse return of the tracked index. Furthermore, because inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of their derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of the Fund’s investment to decrease. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the inverse ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to the Fund. The inverse ETF’s use of these techniques will make the Fund’s investment in the ETF more volatile than if the Fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivate instruments. However, by investing in an inverse ETF rather than directly purchasing and/or selling derivative instruments, the Fund will limit its potential loss solely to the amount actually invested in the ETF (that is, the Fund will not lose more than its principal amount). Inverse ETFs may also incur capital gains, some of which may be taxed as ordinary income, thereby increasing the amounts of the Fund’s taxable distributions.

          The Investment Company Act of 1940 (the “1940 Act”) restricts investments by registered investment companies, such as the Fund, in the securities of other investment companies, including ETFs.  However, pursuant to exemptive orders issued by the Securities and Exchange Commission to various ETF sponsors, the Fund is permitted to invest in these ETFs beyond the limits set forth in the 1940 Act subject to certain terms and conditions set forth in the applicable exemptive order, including a condition that the Fund enter into an agreement with the relevant ETF prior to investing beyond the 1940 Act’s limits.  As a result, the Fund may invest a substantial portion of its assets in a single underlying fund, or the Fund may own a substantial portion of the outstanding shares of an underlying fund. At certain times, an underlying fund may limit the Fund’s ability to sell its shares of the underlying fund. In such cases, unless the related underlying fund also is traded on a national exchange (e.g., an ETF), the portion of the investment subject to the restriction will be considered illiquid.

B.    Fixed Income Securities. The Fund may invest in the securities of other investment companies, including ETFs, that primarily hold a portfolio of fixed income securities. Fixed income securities include corporate debt securities, high yield debt securities, convertible debt securities, municipal securities, U.S. government securities, mortgage-backed securities, asset-backed securities, zero coupon bonds, financial industry obligations, repurchase agreements, and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

          C.        Exchange-Traded Notes. The Fund may invest in exchange-traded notes (“ETNs”), which are a type of unsecured, unsubordinated debt security. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day's index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying index remaining unchanged.

          D.        Equity Securities. The Fund will invest in ETFs that primarily hold a portfolio of equity securities. Equity securities are common stocks, preferred stocks, convertible preferred stocks, convertible debentures, American Depositary Receipts, rights and warrants. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have shorter durations.

E.	Foreign Securities.

                      1.         General. To the extent that the Fund invests in foreign securities, including foreign ETFs, or in domestic ETFs that hold portfolios of foreign securities, it will be subject to certain considerations and risks that are not typically associated with investing in underlying funds that invest solely in domestic securities. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

                     2.         Emerging Markets Securities.The Fund may purchase ETFs that invest in, or other investment companies that are located in, emerging markets. To the extent the Fund invests in such securities, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular ETF.

                              Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                               Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

F.        U.S. Government Obligations. “U.S. Government obligations” include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the “full faith and credit” of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasury obligations also include the separate principal and interest components of U.S. Treasury obligations which are traded under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Agencies or instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments. Shares of the Funds are not guaranteed or backed by the United States Government.

          STRIPS are U.S. Treasury bills, notes and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIP security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates.

          STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIP security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.

          G.       Commercial Paper. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will only invest in commercial paper rated A-1 or A-2 by Standard & Poor’s Ratings Group (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”) or which, in the opinion of the Adviser, is of equivalent investment quality. Certain notes may have floating or variable rates. Unless deemed liquid by the Adviser variable and floating rate notes with a demand notice period exceeding seven days generally are considered illiquid and, therefore, subject to the Trust’s prohibition on illiquid investments (see “Investment Limitations” below).

          Commercial paper rated A-1 (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1 or A-2.

          The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1 or Prime-2.

H.        Bank Debt Instruments. Underlying funds in which the Fund invests may invest in bank debt instruments such as certificates of deposit, bankers’ acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days generally are deemed illiquid and, therefore, subject to the Trust’s prohibition on illiquid investments (see “Investment Limitations” below).

          I.         Derivatives. Underlying funds in the Fund’s portfolio may enter into various derivative transactions, including transactions in futures contracts, put and call (including covered calls) options and short-selling. An underlying fund’s investments in derivatives will expose the Fund’s investment to various risks. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets. For example, the value of derivative investments may rise or fall more rapidly than other investments, and could result in an underlying fund losing more than the amount invested in the derivative instrument in the first place. There is also risk that the underlying fund could be incorrect in its expectations about the direction or extent of movement of various markets. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses. An underlying fund also could experience losses that reduce its returns if the securities underlying its derivative positions are not closely correlated with its other investments, or if the underlying fund is unable to close out a position because the market for the derivative instrument becomes illiquid. Derivatives typically involve the use of leverage and, as a result, a small investment in derivatives could have a potentially large impact on the underlying fund’s performance; certain gains or losses could be amplified, increasing movements in the underlying fund’s share price and, as a result, the value of the Fund’s investments. Risks specific to some of the derivative instruments that could be utilized by an underlying fund include:

                      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS RISKS. Investments in futures contracts (or related options) involve substantial risks. The low margin or premiums normally required in trading index futures contracts may provide a large amount of leverage, and a relatively small change in the underlying index or price of the contract can produce a disproportionately larger profit or loss. There is no assurance that a liquid secondary market will exist for futures contracts (or related options) purchased or sold, and an underlying fund may be required to maintain a position until exercise or expiration, which could result in losses. Futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. In addition, an underlying fund may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low.

                      OPTION RISK. Specific market movements of an option and the underlying security cannot be predicted with certainty. When an underlying fund writes an option on securities, it receives a premium, but also gives up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it retains the risk of loss if the price of the underlying security declines. Other risks associated with writing options on securities shares include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the shares set aside for settlement. When an underlying fund purchases a put option on securities, it is subject to the risk that it may lose its entire investment in the option if the underlying fund fails to exercise the option within the stated time period, or if it is otherwise unable to exercise the option as a result of restrictions imposed by applicable regulators.

                      FORWARD CURRENCY CONTRACTS AND RELATED OPTIONS RISK. A forward currency contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces an underlying fund’s exposure to changes in the value of the currency that it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the underlying fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases.

                      SWAP AND RELATED OPTIONS RISK. Underlying funds may enter into credit derivatives called swaps, such as interest rate swaps or credit default swaps, or invest in options on swaps, to gain exposure to, or to mitigate specific forms of, interest rate or credit risk, respectively. Swaps are a type of derivative in which a privately negotiated agreement between two parties takes place to exchange or swap investment cash flows or assets at specified intervals in the future. There is no central exchange or market for swap transactions and, therefore, they are less liquid than exchange-traded instruments. The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the underlying fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations, the default will cause the value of the Fund’s investment in the underlying fund to decrease. Swap agreements also may be considered to be illiquid.

                      COMMODITY FUTURES CONTRACTS. Commodities are real assets such as energy, agriculture, livestock, industrial metals, and precious metals. A commodity futures contract is an agreement between two parties whereby one party agrees to buy an asset, such as gold, from the other party at a later date at a price and quantity agreed-upon when the contract is made. The buyer of the futures contracts is not entitled to ownership of the underlying commodity until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration. Commodity futures contracts are traded on futures exchanges which offer a central marketplace at which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Despite the daily price limits that may be imposed by a futures exchange, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that an underlying fund invests in commodity futures contracts, its assets, and therefore the value of the Fund’s investment, may be subject to greater volatility. If an underlying fund’s positions have declined in value, it may be required to post additional margin to cover this decline.

INVESTMENT LIMITATIONS

A.  Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares of the Fund” means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.         Borrowing Money. The Fund will not borrow money, except from: (a) a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.         Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (“SEC”) or its staff.

3.         Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.         Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.         Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.         Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.         Industry Concentration. The Fund will not invest more than 25% of its total assets in any one particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.         Fund Diversification. With respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, or securities of other investment companies) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B. Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental.

1.                    Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

          2.         Borrowing. The Fund will not engage in borrowing (including reverse repurchase agreements).

          3.         Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

              4.            Options. The Fund will not purchase or sell puts, calls, options or straddles.

           5.         Illiquid Securities. The Fund will not purchase illiquid securities that cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale. For purposes of this policy, ownership of greater than 1% of underlying open-end fund shares shall be considered an illiquid holding.

INVESTMENT ADVISER

The Fund’s Adviser is Bell Investment Advisors, Inc., 1111 Broadway, Suite 1630, Oakland, CA 94607. Bell Investment Advisors, Inc. was formed in 1991 by James Bell, its majority owner. The adviser provides investment advice to individuals, pension plans, and charitable institutions. The Fund is the first mutual fund managed by the adviser.

              Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight by the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Fund.

           The Adviser has contractually agreed to waive all or a portion of its fee and/or reimburse certain Fundoperating expenses, but only to the extent necessary so that the Fund’s total annual operating expenses, excluding brokerage fees and commissions; taxes; borrowing costs, such as (a) interest expense and (b) dividend expenses on securities sold short;extraordinary expenses;and any indirect expenses (such as Fees and Expenses of Acquired Funds) do not exceed 1.50% of the Fund’s average daily net assets. The contractual agreement is in effect through March 31, 2011. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that expense was incurred; provided that the Fund is able to make the repayment without exceeding the expense limitation set forth above.

          The following table describes the advisory fees paid to the Adviser by the Fund for the periods indicated.

Fiscal Year Ended	Advisory Fees Accrued	Fee Waiver/ Expense Reimbursement	Net Advisory Fees Paid
November 30, 2008[1]	$12,966	($166,205)[2]	$0
November 30, 2009	$14,046	($168,629)[3]	$0

[1]For the period December 20, 2007 (commencement of operations) through November 30, 2008.

2Subject to reimbursement by the Fund through November 30, 2011.

3Subject to reimbursement by the Fund through November 30, 2012.

The Adviser retains the right to use the name “Bell” in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “Bell” automatically ceases 90 days after termination of the Agreement andmay be withdrawn by the Adviser on 90 days’ written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Managers

          Dana Nelson and Matthew King serve as the portfolio managers for the Fund and, as such, jointly are responsible for making all investment decisions of the Fund (each, a “Portfolio Manager”). The Portfolio Managers, jointly with Mr. James Bell, are primarily responsible for day-to-day management of the investment advisory accounts of the Adviser.  The Adviser’s Investment Committee is comprised of 10 individuals, including the Portfolio Managers.  As of November 30, 2009, the Portfolio Managers (jointly with Mr. Bell) were responsible for managing the following accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	N/A	N/A	N/A
Pooled Investment Vehicles	0	N/A	N/A	N/A
Retail Accounts	1,077	$390,391,979	0	N/A

Compensation: Each Portfolio Manager is compensated for his services by the Adviser. Portfolio managers receive a salary and may receive a bonus based on performance of the company relative to its revenue goals and new business development. Portfolio managers do not receive compensation based on the performance of the Fund.

Potential Conflicts of Interest: Potential conflicts of interest may arise because the Portfolio Managers use the same proprietary investment methodology for the Fund as they use for their other clients. This means that the Portfolio Managers will make the investment strategies used to manage the Fund available to other clients. As a result, there may be circumstances under which the Fund and other clients of the Adviser may compete in purchasing available investments and, to the extent that the demand exceeds the supply, may result in driving the prices of such investments up, resulting in higher costs to the Fund. There also may be circumstances under which the Portfolio Managers recommend the purchase or sale of various ETFs to other clients and do not purchase or sell the same investments for the Fund, or purchase or sell an ETF for the Fund and do not include such ETF in recommendations provided to other clients. This is because the Adviser’s portfolio recommendations among clients differ, based on each client’s investment policy guidelines and/or prevailing market conditions at the time such recommendation is made.

          Each Portfolio Manager may carry on investment activities for his own account(s) and/or the accounts of family members; as a result, each Portfolio Manager is engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities.

Ownership of Fund Shares: As of November 30, 2009, the Portfolio Managers owned shares of the Fund in the following ranges:

Portfolio Manager	Dollar Range of Fund Shares
Dana Nelson	$1 - $10,000
Matthew King	$50,001 - $100,000

TRUSTEES AND OFFICERS

General Qualifications. The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Board Chairman and more than 75% of the Trustees are Independent Trustees. On an annual basis, each Trustee confirms that he or she is not an “interested person” (as such term is defined in the Investment Company Act of 1940, as amended) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”)

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 62) Independent Trustee, December 2002 to present

President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from September 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 63) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 59) Independent Trustee, December 2002 to present

Vice President and General Manager of International Crankshaft Inc., an automotive equipment manufacturing company, 1990-2002; President and Director of International Crankshaft, Inc. since January 2002; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 57) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 60) Independent Trustee, May 2008 to present

Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004) and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 2960 N. Meridian St., Suite 300., Indianapolis, IN 46208.
** The Trust currently consists of 27 series.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, and each officer of the Trust.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 54)*** Trustee, November 2007 to present

Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Melissa K. Gallagher(Age - 44) President, November 2009 to present

Senior Vice President of Unified Fund Services; the Trust’s Administrator; and President and Treasurer of Unified Financial Securities, the Trust’s Distributor. Employed in various positions with the Administrator and Distributor since September of 2000.

John C. Swhear (Age - 48) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 35) Treasurer and Chief Financial Officer, November 2008 to present

Vice President of Fund Accounting, Financial and Tax Reporting for Unified Fund Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company, including: Senior Accounting Analyst, Accounting Analyst and Fund Balancing Supervisor, from May 2000 through February 2005.

William Murphy, CPA (Age – 46) Assistant Treasurer, November 2008 to present; Interim Treasurer and Chief Financial Officer, February 2008 to November 2008

Manager of Fund Administration for Unified Fund Services, Inc., since October 2007; Treasurer and Principal Financial Officer of Valued Advisers Trust since December 2009; Treasurer and Chief Financial Officer of Dreman Contrarian Funds since February 2008; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.

Lynn E. Wood (Age - 63) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chairman and Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from September 2000 to December 2004; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from September 2000toOctober 2004.

Heather Bonds (Age - 34) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Secretary of Valued Advisers Trust since August 2008; Secretary of RiverNorth Funds since February 2009; Assistant Secretary of Dean Family of Funds from August 2004 to March 2007; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

Tara Pierson (Age - 35) Assistant Secretary, November 2008 to present	Employed by Unified Fund Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present.
*	The address for each trustee and officer of the Trust is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
** The Trust currently consists of 27series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc.,

the distributor of various series of the Trust.

In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

Stephen A. Little – Mr. Little has been an Independent Trustee of the Trust since its inception in 2002, and he currently serves as Chairman of the Board. He previously served as trustee to three other registered investment companies. In 1993, he founded an investment advisory firm that provides discretionary investment advice and advice on socially responsible investing. Mr. Little previously held NASD Series 6, 7, and 22 licenses. Mr. Little received a B.A. from Wabash College and a M. Div. from Christian Theological Seminary. Prior to completing his education, Mr. Little served in the U.S. Marine Corps. Mr. Little was selected to serve as Trustee of the Trust based primarily on his experience in the investment management industry.

Gary E. Hippenstiel – Mr. Hippenstiel has served as a mutual fund trustee since 1995. He has been an Independent Trustee of the Trust since its inception in 2002, and he currently serves as Chairman of the Audit and Pricing Committees of the Board of Trustees. He previously served as a trustee to three other registered investment companies and a variable insurance trust. In 2008, Mr. Hippenstiel founded an investment consulting firm and he also serves as Chairman of the investment committee for two family foundations. Prior to that, he served as Chief Investment Officer of Legacy Trust Company for 17 years, where he was responsible for establishing investment strategies and selecting and monitoring independent managers of trust accounts. Mr. Hippenstiel was selected as Trustee based primarily on his experience in the investment management industry. He received a B.S. in Business Administration and an MBA Finance from the University Of California, Berkeley.

Daniel J. Condon – Mr. Condon has been an Independent Trustee of the Trust since its inception in 2002. He has also served as trustee of three other registered investment companies. From 1990 to 2002, he has served as Vice President and General Manager of an international automotive equipment manufacturing company, and as President and director of that company since 2002. Mr. Condon received a B.S. in Mechanical Engineering from Illinois Institute of Technology and an MBA from Eastern Illinois University. He also received his registered Professional Engineer license. Mr. Condon was selected as Trustee based on his over 20 years of international business experience.

Ronald C. Tritschler – Mr. Tritschler has been a Trustee of the Trust since its inception in 2002. He also has served as trustee of three other registered investment companies. Since 1989, he has been a director, vice president and general counsel of a company that operates convenience stores and, since 2001, Mr. Tritschler has been CEO, director and general counsel of a national real estate company. He also is a director of a bank holding company. Mr. Tritschler received a B.A. in Business Administration from Baldwin-Wallace College and his J.D. and MBA from the University of Toledo. Mr. Tritschler was selected to serve as a Trustee based primarily on his substantial business and legal experience.

Kenneth G.Y. Grant – Mr. Grant has been an Independent Trustee of the Trust since 2008. He is a founder of a trust company that offers collective investment trust products to qualified plans.

Mr. Grant has over 25 years of executive leadership experience, including experience in management, business development for financial services firms, strategic planning, and investing. Mr. Grant also has experience developing trust and plan accounting services for institutional investors. He currently serves as a senior executive of a retirement plan services provider, as senior vice president of a retirement association and as Treasurer of a council of churches. Mr. Grant received his B.A. in Psychology from Syracuse University, his Th.M. in Theology and Ethics from Boston University, and his MBA from Clark University. Mr. Grant was selected to serve as a Trustee based primarily on his substantial experience in the retirement plan and financial services industry.

Nancy V. Kelly – Ms. Kelly has been a Trustee of the Trust since 2007. She has served as Executive Vice President of Huntington National Bank since December 2001. She is active as a community leader and she serves on the Board of several local organizations, including a youth social services agency. Ms. Kelly was selected to serve as a Trustee based primarily on her experience in managing securities-related businesses operated by banks and her senior position within Huntington Bank, which is an affiliate of the Trust’s administrator and distributor and also serves as custodian of the Trust. Ms. Kelly received a B.S. from Hood College and an MBA from Xavier University.

          Risk Management. As part of its efforts to oversee risk management associated with the Trust, the Board has established the Audit Committee, Pricing Committee, and the Advisory Contract Renewal Committee.

•

The Audit Committee consists of Independent Trustees Hippenstiel, Condon, Tritschler and Grant. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board of Trustees. The Audit Committee met four times during the year ended December 31, 2009.

•

The Pricing Committee of the Board of Trustees is responsible for reviewing and approving fair valuation determinations.  The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value.  In addition to review and approvals of specific fair valuations, the Pricing Committee met four times during the year ended December 31, 2009.

•

The Advisory Contract Renewal Committee is responsible for conducting due diligence on the initial approval and subsequent renewals of investment advisory contracts between the Trust and the advisers and sub-advisers to each series of the Trust, and making a recommendation to the full Board of Trustees regarding approvals and renewals of these contracts. The Committee reviews materials of the type required by Section 15(c) of the Investment Company Act of 1940, which are provided by the investment advisers and sub-advisers and the Trust's Administrator. The Committee also conducts interviews of advisers and sub-advisers to the Trust. The Advisory Contract Renewal Committee is comprised of all of the Trustees, although at least two Independent Trustees are required to establish a quorum. This Committee held four meetings during the year ended December 31, 2009.

Each Committee meets at least quarterly, and reviews reports provided by administrative service providers, legal counsel and independent accountants. The Independent Trustees have engaged their own independent legal counsel to provide advice on regulatory, compliance and other topics. The Committees report directly to the Board of Trustees.

The Board has engaged on behalf of the Trust a full-time Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. He reports to the Board at least quarterly any material compliance items that have arisen, and annually he provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and sub-advisers. Periodically the CCO provides reports to the Board that:

•	Assess the quality of the information the CCO receives from internal and external sources;
•	Assess how Trust personnel monitor and evaluate risks;
•	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;
•	Consider feedback from and provide feedback regarding critical risk issues to Trust and administrative and advisory personnel responsible for implementing risk management programs; and
•	Consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance programs as necessary to meet new regulations or industry developments.

The Trustees meet in-person on a quarterly basis, typically for two days of meetings. Trustees also participate in special meetings and conference calls as needed. In addition to Board meetings, Trustees also participate in teleconferences each quarter to review and discuss 15(c) materials, and to interview advisors and sub-advisors whose contracts are up for renewal. Legal counsel to the Trust provides quarterly reports to the Board regarding regulatory developments. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to the series of the Trust:

(1)	Fund Performance/Morningstar Report/Portfolio Manager’s Commentary
(2)	Code of Ethics review
(3)	NAV Errors, if any
(4)	Distributor Compliance Reports
(5)	Timeliness of SEC Filings
(6)	Dividends and other Distributions
(7)	List of Brokers, Brokerage Commissions Paid and Average Commission Rate
(8)	Review of 12b-1 Payments
(9)	Multiple Class Expense Reports
(10)	Anti-Money Laundering/Customer Identification Reports
(11)	Administrator and CCO Compliance Reports
(12)	Marketing Timing Reports

          The Board of Trustees has not adopted a formal diversity policy. When soliciting future nominees for Trustee, the Board will make efforts to identify and solicit qualified minorities and women. On an annual basis, the Board of Trustees conducts an assessment of the Board’s and the Trustees’ individual effectiveness in overseeing the Trust. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2009.

Trustee	Dollar Range of the Fund’s Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald C. Tritschler	None	None
Stephen A. Little	None	None
Daniel J. Condon	None	None
Kenneth G.Y. Grant	None	$1 - $10,000
Nancy V. Kelly	None	None

* The Trust currently consists of 27 series.

          Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by the Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and the Fund incurs its pro rata share of expenses based on the number of existing series in the Trust. As a result, the amount paid by the Fundwill increase or decrease as new series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$ 1,778[2]	$0	$0	$48,000
Stephen A. Little, Chairman of the Board	$1,778[2]	$0	$0	$48,000
Daniel J. Condon, Trustee	$1,407[3]	$0	$0	$38,000
Ronald C. Tritschler, Trustee	$1,407[3]	$0	$0	$38,000
Kenneth G.Y. Grant, Trustee	$1,407[3]	$0	$0	$38,000

Interested Trustees and Officers	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Nancy V. Kelly, Trustee	$0	$0	$0	$0
Melissa K. Gallagher, President and CEO	$0	$0	$0	$0
John C. Swhear, Senior Vice President	$0	$0	$0	$0
Christopher E. Kashmerick, Treasurer and CFO	$0	$0	$0	$0
William Murphy, Assistant Treasurer	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$5,852[4]	$0	$0	$158,000[5]
Heather Bonds, Secretary	$0	$0	$0	$0
Tara Pierson, Assistant Secretary	$0	$0	$0	$0

1The Trust currently consists of 27 series.

2 During the fiscal year ended November 30, 2009, each Trustee received a total of $1,747 from the Fund.

3 During the fiscal year ended November 30, 2009, each Trustee received a total of $1,383 from the Fund.

4 During the fiscal year ended November 30, 2009, the CCO received a total of $7,667 from the Fund.

5 This amount does not include the value of benefits provided to the CCO. In addition to the CCO’s salary listed in the table, the CCO is allocated $25,000 for potential bonus compensation, as well as to pay for the CCO’s expenses in connection with compliance-related activities, including audits of advisors to the series of the Trust, attendance at compliance seminars, etc. These expenses are shares, pro rata, by each series of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. The Trustees and officers of the Trust, as a group, own no shares of the Fund. As of March 15, 2010, the following persons were considered to be either a control person or principal shareholder of the Fund:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104	92.05%	Record

PORTFOLIO TURNOVER

The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. The Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. For the period December 20, 2007 (commencement of operations) through November 30, 2008, the Fund’s portfolio turnover rate was 170.13%. For the fiscal year ended November 30, 2009, the Fund’s portfolio turnover rate was 138.61%.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

          Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

          When you open an account with the Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser  is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser  exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser  determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser ’s overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement. For the fiscal year ended November 30, 2009, the Fund did not direct any Fund brokerage transactions to brokers based on research services provided to the Adviser.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices. When the broker acts as agent, a commission will be charged on the transaction; when the broker acts as principal, the markup is included in the bond price.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser  may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. For the fiscal period December 20, 2007 (commencement of operations) through November 30, 2008, the Fund paid brokerage commissions of $1,605. For the fiscal year ended November 30, 2009, the Fund paid brokerage commissions of $716.

The Trust, the Distributor, and the Adviser  have each adopted a Code of Ethics (the “Rule 17j-1 Code”) pursuant to Rule 17j-1 of the 1940 Act, and the Adviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Codes from the Fund, free of charge, by calling the Fund at (888) 592-2355. You may also obtain copies of the Trust’s Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

          The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 60 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

           The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment Advisers or sub-dvisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custodial relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.

          Additionally, the Fund has ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund.  In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month.  The Rating Agencies may make the Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee.  Neither the Fund, the Adviser nor any of their affiliates receive any portion of this fee.  Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information.  The Fund also may post its complete portfolio holdings to its website within approximately 25 days after the end of the month.  The information will remain posted on the website until replaced by the information for the succeeding month.  If the Fund does not have a website or the website is for some reason inoperable, the information will be supplied no more frequently then quarterly and on a delayed basis.

            Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board.  The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

PROXY VOTING POLICY

          The Trust and the Fund’s Adviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Adviser, subject to the Adviser’s proxy voting policy and the supervision of the Board of Trustees. The Adviser votes the Fund’s proxies in accordance with its proxy voting policy, subject to the provisions of the Trust’s policy regarding conflicts of interests. The Adviser’s proxy voting policy generally provides that all proxy solicitations shall be reviewed on an issuer-by-issuer basis, and that each item for which a vote is sought shall be considered in the context of the issuer under review and the various economic impacts such item may have on the Fund’s stated investment objectives. The Adviser will give great weight to the views of the issuer’s management, and in most cases will vote in favor of management’s recommendations unless it is apparent, after reasonable inquiry, that to vote in accordance with management recommendations would likely have a negative impact on the Fund’s shareholder value. In such cases, the Adviser will engage in an independent analysis of the impact that the proposed action will have on shareholder values and will vote such items in accordance with their good faith conclusions as to the course of action that will best benefit the Fund’s shareholders.

           The Trust’s policy provides that, if a conflict of interest between the Adviser or its affiliates and the Fund arises with respect to any proxy, the Adviser must fully disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted.  The Adviser’s policies and procedures state that the Adviser generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes.

          You may obtain a copy of the Trust’s and the Adviser’s proxy voting policy by calling Shareholder Services at (888) 592-2355 to request a copy, or by writing to Unified Fund Services, Inc., the Fund’s transfer agent, at 2960 N. Meridian Street, Indianapolis, IN 46208. A copy of the policies will be mailed to you within three days of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. The Fund’s proxy voting record is also available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

          The price (net asset value) of the shares of the Fund is determined at the close of trading (which is normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see “Determination of Net Asset Value” in the Prospectus.

          Equity securities are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. Options traded on major exchanges are valued at the last quoted sales price on their primary exchange or, if there is no sale on the applicable exchange on such day, then the last quoted bid price as of the close of such exchange will be used. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith according to guidelines established by the Board of Trustees. The Fund’s Administrator maintains a pricing review committee that will review any fair value provided by the Adviser, subject to the ultimate review and approval of the Pricing Committee of the Board of Trustees. Any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The full Pricing Committee will review all fair valued securities on a quarterly basis.

          Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

          The Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (included accrued expenses) by the total number of shares in the Fund outstanding at such time.

REDEMPTION IN-KIND

          The Fund does not intend to redeem shares in any form except cash. However, if the redemption amount is over the lesser of $250,000 or 1% of the Fund’s net asset value, pursuant to an election under Rule 18f-1 under the 1940 Act by the Trust on behalf of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses such as the payment of brokerage commissions on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, and intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If the Fund does qualify as a RIC but (in a particular tax year) distributes less than ninety-eight percent (98%) of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is four percent (4%) of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund. In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•

Derive at least ninety percent (90%) of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock, securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•

Distribute annually to its shareholders at least ninety percent (90%) of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) ninety-eight percent (98%) of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) ninety percent (90%) of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

          Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

          The portion of the dividends the Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are generally subject indirectly to the federal alternative minimum tax.

          If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of November 30, 2009, the Fund had available for federal tax purposes an unused capital loss carryforward of $1,449,862, which expires as follows:

Amount	Expires November 30,
$721,515	2016
$728,347	2017

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

          Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is Custodian of each Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. The custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc., the Fund’s distributor (the “Distributor”). A Trustee of the Trust is a member of management of the Custodian.

For its custodial services, the Custodian receives a monthly fee from the Fund based on the market value of the assets under custody.  The monthly fee is equal to an annual rate of 0.0125% of the first $75 million of market value; 0.0100% of the next $75 million of market value; and 0.0075% of market value in excess of $150 million.  The Custodian also receives various transaction-based fees.  The fees paid to the Custodian by the Fund are subject to a $250 monthly minimum fee per account.

FUND SERVICES

          Unified, 2960 N. Meridian Street, Indianapolis, Indiana 46208, acts as the Fund’s transfer agent, fund accountant and administrator. Certain officers of the Trust are members of management and/or employees of Unified. Unified is a wholly-owned subsidiary of Huntington Bancshares, the parent company of the Custodian and the Distributor.

          Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Fund of $1.50 per shareholder account (subject to a monthly minimum fee of $1,667) for these transfer agency services.

          In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives a monthly fee from the Fund equal to an annual rate of 0.040% of the Fund’s average daily net assets up to $100 million, 0.020% of the Fund’s average daily net assets from $100 million to $250 million, and 0.010% of the Fund’s average daily net assets over $250 million (subject to a monthly minimum fee of $2,083).

Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.090% of the Fund’s average daily net assets under $100 million, 0.060% of the Fund’s average daily net assets from $100 million to $250 million, and 0.030% of the Fund’s average daily net assets over $250 million (subject to a minimum fee of $2,917 per month). Unified also receives a compliance program services fee of $800 per month from the Fund.

          The following table provides information regarding transfer agent, fund accounting and administrative services fees paid by the Fund during the periods indicated.

Fiscal Period Ended	Fees Paid for Transfer Agent Services	Fees Paid for Accounting Services	Fees Paid for Administrative Services
November 30, 2008[1]	$45,340	$25,559	$35,688
November 30, 2009	$36,066	$24,798	$33,713

[1] For the period December 20, 2007 (commencement of operations) through November 30, 2008.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd., 800 Westpoint Pkwy, Suite 1100, Westlake, OH 44145 has been selected as the independent registered public accounting firm for the Fund for the fiscal year ending November 30, 2010. Cohen Fund Audit Services, Ltd. performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested, in accordance with applicable law and regulations.

DISTRIBUTOR

          Unified Financial Securities, Inc., 2960 N. Meridian Street, Indianapolis, Indiana 46208 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor), and certain officers of the Trust are officers of the Distributor. As a result, such persons may be deemed to be affiliates of the Distributor. The Distributor is under common control with Unified and the Custodian.

          The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

DISTRIBUTION PLAN

          The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved by a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement, cast in person at a meeting on November 12, 2007 called for the purpose of, among other things, voting on such Plan.

          The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Fund has not implemented its 12b-1 Plan, although the Fund may do so at any time after March 31, 2010 upon notice to shareholders.

FINANCIAL STATEMENTS

The financial statements and the report of the independent registered public accounting firm required to be included in the Statement of Additional Information are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the fiscal period ended November 30, 2009. You can obtain the Annual Report without charge by calling Shareholder Services at (888) 592-2355 or upon written request.

Leeb Focus Fund

(LCMFX)

PROSPECTUS

March 31, 2010

INVESTMENT OBJECTIVE:

Long-Term Capital Appreciation,

Consistent with the Preservation of Capital

8 West 40th Street, 19th Floor

New York, NY 10018

(866) 400-5332

www.leebfocusfund.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Page
SUMMARY SECTION	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Risks	3
Performance	4
Portfolio Management	5
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS	7
Principal Investment Strategies of the Fund	7
Sell Discipline	8
Principal Risks of Investing in the Fund	8
Portfolio Holdings	12
ACCOUNT INFORMATION	12
How to Buy Shares	12
How to Redeem Shares	14
Determination of Net Asset Value	17
Dividends, Distributions, and Taxes	18
ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND	20
Adviser	20
Portfolio Managers	21
FINANCIAL HIGHLIGHTS	22
PRIVACY POLICY	24
FOR MORE INFORMATION	25

SUMMARY SECTION

Investment Objective

The investment objective of the Leeb Focus Fund (the “Fund”) is long-term capital appreciation, consistent with the preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of the amount redeemed within 60 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) Fees	NONE
Other Expenses	1.69%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses	2.57%
Fee Waiver/Expense Reimbursement[1]	(1.04%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	1.53%

1 The Fund’s adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses (excluding brokerage fees and commissions; taxes; borrowing costs, such as (a) interest expense and (b) dividend expenses on securities sold short extraordinary litigation expenses; and any indirect expenses, such as Acquired Fund Fees and Expenses) do not exceed 1.50% of the Fund’s average daily net assets through March 31, 2011. This expense cap may not be terminated prior to this date except by the Board of Trustees.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$161	$725	$1,316	$2,916

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual operating expenses or in the Example, above, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 79.23% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities of large capitalization companies. Rather than just mirroring the market, the Fund’ s adviser, Leeb Capital Management, Inc. (the “Adviser”), focuses on finding stocks that appear capable of sustaining high growth rates and that are selling at attractive prices relative to their potential for growth.

The Fund’s Adviser has developed a disciplined investment process. The Adviser conducts ongoing research into significant trends and developments in the economy, global markets, industries, science and politics. The Adviser’s stock selection process typically begins with the S&P® 500 Index, but may also include other companies that appear to meet the Adviser’s criteria even if such companies are not included in the Index. After identifying sectors that the Adviser believes are likely to grow faster than the overall market as represented by the Index, the Adviser performs fundamental analysis to find stocks within each market sector that the Adviser projects will have strong growth, a competitive edge, represent an undervalued opportunity, and provide diversification across various market sectors.

The Adviser will focus on its best ideas, which means that the Fund may invest in a portfolio of as few as 25 companies. The Adviser will attempt to diversify the Fund’s investments in U.S. and foreign large-capitalization companies among several market sectors. The Adviser considers large-capitalization companies to be those with market capitalizations of at least $3.5 billion. The Fund may invest in equity securities of foreign companies, typically through the use of depositary receipts such as American Depositary Receipts, which may be sponsored or unsponsored. The Fund may also invest directly in foreign securities listed on U.S. exchanges or markets.

From time to time, the Fund may invest up to 20% of its assets in small- and mid-capitalization companies. The Fund may invest a portion of its assets in other investment companies, including open end mutual funds and exchange-traded funds (“ETFs”), that invest primarily in equity securities, fixed income securities, government securities, and commodities, and these underlying funds may engage in derivative transactions.

          In an attempt to shelter the Fund’s portfolio from declines in equity markets, the Fund’s Adviser from time to time may invest a portion of the Fund’s portfolio in zero coupon bonds. These securities make no periodic payments of interest, but instead trade at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The Adviser does not purchase zero coupon bonds with the intent to hold them to maturity. Rather, the Adviser’s research indicates that during periods of economic turbulence and/or declining equity markets, zero coupon bonds offer an alternate source of capital appreciation.

          Additionally, during periods when the Adviser forecasts continued or rising inflation or to capitalize on rising commodity-specific prices, the Adviser may invest in exchange traded funds (ETFs) linked to commodities such as gold, silver, oil or agricultural products, or a commodity index. A typical commodity-related ETF may seek to achieve economic exposure to commodity prices through direct investment in a commodity, such as gold bullion; by investing in derivative instruments or contracts linked to specific commodities or indices; or by investing in the securities of issuers who are primarily engaged in production of specific commodities. The Adviser’s research suggests that commodity-related investments offer the potential for inflation protection, capital appreciation and returns that are not highly correlated to those of the equity markets.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. Below are some of the specific risks of investing in the Fund.

•

General.  Investors should carefully consider their risk tolerance before investing.  As with all mutual fund investments, loss of money is a risk of investing.  Please read the other risks detailed below that apply to investing in our Fund.

•

Market Risk.  Market risk involves the possibility that the Fund’s investments in equity securities will decline because of falls in the stock market, reducing the value of individual company’s stocks regardless of the success or failure of an individual company’s operations.

•

Growth Style Risk. To the extent that the Fund invests in companies that appear to be growth-oriented, the Adviser’s perceptions of a company’s growth potential may be wrong, or the securities purchased may not perform as expected, causing losses to the Fund .

•

Value Risk. The market may not agree with the Adviser’s determination that a stock is undervalued and the stock’s price may not rise to what the Adviser believes is its full value. The stock may even decrease in value.

•

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

•

Risks of Other Investment Companies. When the Fund invests in an underlying mutual fund or ETF, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its net asset value or an active market may not develop.

•

Commodities-Related Securities. The Fund will invest indirectly in commodities through instruments that invest in or are a derivative of commodities, such as commodity-related ETFs. In a typical commodity-related ETF, the net asset value of the ETF is linked to the value of an individual commodity, or the performance of commodity indices. The demand and supply for these commodities may fluctuate widely. Commodity ETFs may use derivatives which expose them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

•

Foreign Securities Risk.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments.

•

Small and Medium Cap Company Risk.  Securities of companies with small and medium market capitalizations are often more volatile and less liquid than investments in larger companies.  Small and medium cap companies may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

•	Sector Risk. From time to time, the Fund may have overweighted positions in particular market sectors, which can be more volatile or underperform relative to the market as a whole.
•

Fixed Income Risk. Fixed income securities are subject to credit risk, interest rate risk and liquidity risk. Credit risk is the risk the issuer or guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Interest rate risk is the risk of losses due to changes in interest rates. In general, the prices of debt securities rise when interest rates fall, and the prices fall when interest rates rise. Liquidity risk is the risk a particular security may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price. The Fund’s investments in government-sponsored entity securities also exhibit these risks, although the degree of such risks may vary significantly among the different government-sponsored entity securities. Some securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. and may only be supported by the right of the agency or instrumentality to borrow from the U.S. Treasury. There can be no assurance that the U.S. government will always provide financial support to those agencies or instrumentalities.Zero coupon bonds do not pay current income, are sensitive to changes in interest rates and/or interest rate expectations, and exhibit greater price volatility than ordinary coupon-paying bonds.

•

Portfolio Turnover Risk. The Fund may experience a high rate of portfolio turnover. A higher rate of portfolio turnover increases brokerage and other expenses, which are borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains which, when distributed, are taxable to shareholders.

•

Derivatives Risk.  The Fund invests in other investment companies, such as an ETF, that may buy or sell a variety of “derivative” instruments (for example, options, futures or index-based instruments) in order to gain exposure to particular securities or markets, in connection with hedging transactions and to increase total return.  The use of derivative instruments involves the risk that such instruments may not work as intended due to unanticipated developments in market conditions or other causes.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year. The table below shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future.

Annual Total Return (years ended December 31st)

Highest/Lowest quarterly results during this time period were:

Best Quarter:	2nd Quarter, 2009, 12.74%
Worst Quarter:	4th Quarter, 2008, -23.89%

Average Annual Total Returns (for the periods ended December 31, 2009)

	One Year	Since Inception(12/26/2006)
The Fund
Return Before Taxes	19.88%	-2.39%
Return After Taxes on Distributions	19.74%	-2.65%
Return After Taxes on Distributions and Sale of Fund Shares	12.92%	-2.16%
S&P 500 Index(reflects no deduction for fees, expenses, or taxes)	26.47%	-5.41%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	37.21%	-1.73%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (866) 400-5332 or accessed on the Fund’s website at www.leebfocusfund.com.

Portfolio Management

Investment Adviser – Leeb Capital Management, Inc.

          Portfolio Managers – The following portfolio managers, each a member of the Adviser’s Investment Committee, have been jointly responsible for the day-to-day management of the Fund since its inception in 2006.

•	Stephen Leeb, PhD.; Chief Investment Officer, Chairman of the Investment Committee and Senior Portfolio Manager of the Adviser
•	Genia Turanova, CFA; Portfolio Manager of the Adviser
•	David A. Sandell, CFA; Portfolio Manager and Head Trader of the Adviser

Purchase and Sale of Fund Shares

  Minimum Initial Investment                                                                      To Place Buy or Sell Orders

$2,500	By Mail: Leeb Focus Fund
($1,000 for retirement accounts)	c/o: Unified Fund Services, Inc.
P.O. Box 6110
Minimum Subsequent Investment	Indianapolis, IN 46206

$250

By Phone: (866) 400-5332

You may sell or redeem shares through your dealer or financial advisor. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information  The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, IRA or 529 college savings plan.  Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS

Principal Investment Strategies of the Fund

The Fund invests primarily in equity securities of large capitalization companies. Rather than just mirroring the market, the Fund’s Adviser focuses on finding stocks that appear capable of sustaining high growth rates and that are selling at attractive prices relative to their potential for growth.

The Fund’s Adviser has developed a disciplined investment process. The Adviser conducts ongoing research into significant trends and developments in the economy, global markets, industries, science and politics. The Adviser’s stock selection process typically begins with the S&P® 500 Index, which is a diversified universe of established, large-capitalization U.S. companies, but may also include other companies that appear to meet the Adviser’s criteria even if such companies are not included in the Index. After identifying sectors that the Adviser believes are likely to grow faster than the overall market as represented by the S&P 500® Index, the Adviser performs fundamental analysis to find stocks within each sector that meet the following criteria:

Strong Growth. The Fund seeks to invest in companies that the Adviser projects will have three- to five-year growth rates in excess of the average of the market’s and/or the companies’ respective sectors.

Competitive Edge. The Fund seeks to invest in companies with a competitive edge, either because they are market leaders, and/or they have dominant positions within their industries. The Adviser believes these companies generally offer greater predictability of sales, future earnings and growth rates and that they offer the potential for more stable and consistent returns.

Undervalued Opportunities. The Adviser looks for companies whose stocks are selling at an attractive price, which the Adviser defines as those companies that have a price to earnings divided by estimated growth (PEG) ratio that is less than the market’s. The Adviser believes that a relatively low PEG ratio indicates that a company’s growth prospects are not fully reflected in the stock’s current price and, thus, the stock is selling at a discount to its true value and prospects. In addition to seeking growth companies at a reasonable price, the Adviser also looks for companies with proven management and sound financial statements.

Diversification The Fund will diversify its portfolio across the market sectors selected by the Adviser. The Fund may diversify into sectors that potentially offer some protection when inflation, deflation or other circumstances adverse to the market arise.

The Adviser will focus on its best ideas, which means that the Fund may invest in a portfolio of as few as 25 companies. As described above, however, the Adviser will attempt to diversify the Fund’s investments in U.S. and foreign large-capitalization companies among several market sectors. The Adviser considers large-capitalization companies to be those with market capitalizations of at least $3.5 billion. The Fund may invest in equity securities of foreign companies, typically through the use of depositary receipts such as American Depositary Receipts (“ADRs”), which are receipts issued by U.S. banks for shares of a foreign corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs may be sponsored or unsponsored. The Fund may also invest directly in foreign securities listed on U.S. exchanges or markets.

From time to time, the Fund may invest up to 20% of its assets in small- and mid-capitalization companies if the Adviser’s research indicates that these companies represent true leaders in their market sectors and satisfy the Adviser’s other investment criteria. The Fund may invest a portion of its assets in other investment companies, including open end mutual funds and exchange-traded funds (“ETFs”), that invest in equity securities, fixed income securities, government securities, and commodities, and these underlying funds may engage in derivative transactions.

In an attempt to shelter the Fund’s portfolio from declines in equity markets, the Fund’s Adviser from time to time may invest a portion of the Fund’s portfolio in zero coupon bonds. These securities make no periodic payments of interest, but instead trade at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The Adviser does not purchase zero coupon bonds with the intent to hold them to maturity. Rather, the Adviser’s research indicates that during periods of economic turbulence and/or declining equity markets, zero coupon bonds offer an alternate source of capital appreciation.

Additionally, during periods when the Adviser forecasts continued or rising inflation or to capitalize on rising commodity-specific prices, the Adviser may invest in exchange traded funds (ETFs) linked to commodities such as gold, silver, oil or agricultural products, or a commodity index. A typical commodity-related ETF may seek to achieve economic exposure to commodity prices through direct investment in a commodity, such as gold bullion; by investing in derivative instruments or contracts linked to specific commodities or indices; or by investing in the securities of issuers who are primarily engaged in production of specific commodities. The Adviser’s research suggests that commodity-related investments offer the potential for inflation protection, capital appreciation and returns that are not highly correlated to those of the equity markets.

          The majority of the Adviser’s research is generated in-house, while the remaining portion comes from outside sources such as other investment firms. All of these sources help to augment the Adviser’s research efforts and to assist portfolio managers in arriving at earnings and growth estimates and expectations.

Sell Discipline

There are three main conditions under which the Adviser typically sells securities:

•	If the Adviser foresees a major change in the economic environment, such as the start of a new trend in interest rates or inflation, that warrants a different asset mix.
•	If a security fails to live up to the Adviser’s expectations.
•	If a security meets the Adviser’s performance expectations (or the Adviser determines that further upside potential is limited).

          From time to time, the Adviser’s investment strategy may involve frequent buying and selling of portfolio securities to rebalance the Fund’s exposure to various market sectors. During such times, the Fund may experience a high portfolio turnover rate, the effects of which are described under “Principal Risks of Investing in the Fund – Portfolio Turnover Risk.”

Principal Risks of Investing in the Fund

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. Below are some of the specific risks of investing in the Fund.

•

Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The equity securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

•

Growth Risk. If the Adviser’s perception of a company’s growth potential is incorrect, the securities purchased may not perform as expected, which may reduce the Fund’s return. Because of their perceived growth potential, growth stocks typically sell at higher price to earnings multiples than non-growth stocks. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies’ growth potentials and of the broader economic picture.

•

Value Risk. The determination that a stock is undervalued is subjective. The market may not agree with the Adviser’s determination and the stock’s price may not rise to what the Adviser believes is its full value. The stock may even decrease in value.

•

Company Risk. The net asset value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company’s shares can be more volatile than the market as a whole. Because the Fund invests in a limited number of companies, the performance of an individual company in the Fund’s portfolio generally will tend to have a greater effect on the Fund’s overall returns than if the Fund were invested in a greater number of securities.

•	Other Investment Company Securities Risks.

1. Generally. When the Fund invests in an underlying mutual fund or ETF, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. In addition, the Fund may also incur increased trading costs as a result of the fund upgrading strategy.

2. ETF Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•

Commodities-Related Securities. The Fund will invest indirectly in commodities through instruments that invest in or are a derivative of commodities, such as commodity-related ETFs. In a typical commodity-related ETF, the net asset value of the ETF is linked to the value of an individual commodity, or the performance of commodity indices. Therefore, these securities are “commodity-linked” or “commodity-related.” Also, the Fund, or the commodity-related ETFs in which the Fund invests, may hold derivative instruments such as debt securities, sometimes referred to as commodity-linked structured notes, the principal and/or coupon payments of which are linked to the value of an individual commodity, or the performance of commodity indices. At the maturity of the commodity-linked structured notes, the ETF and the Fund, directly or through its investment in the ETF, may receive more or less principal than it originally invested. To the extent that the Fund invests in commodities-related investments, it will be subject to additional risks. For example, the value of ETFs that invest in commodities, such as gold, silver, oil or agricultural products, are highly dependent on the prices of the related commodity. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity-related ETFs may use derivative instruments, such as futures, options, swaps and structured notes, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

•

Foreign Risk. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign company.

•

Small and Medium Cap Company Risk. Stocks of small and mid-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. As a result, small and mid-cap stocks may be significantly more volatile than larger-cap stocks. Small and mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment. It may be difficult to sell a small or mid-cap stock, and this lack of market liquidity can adversely affect the Fund’s ability to realize the market price of a stock, especially during periods of rapid market decline.

•

Sector Risk. From time to time, the Fund may invest a significant amount of its total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies that impact interest rates and currencies and affect corporate funding and international trade. Certain sectors may be more vulnerable than others to these factors. In addition, market sentiment and expectations toward a particular sector could affect a company’s market valuation and access to equity funding.

•	Fixed Income Risk.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

         Interest Rate Risk. As nominal interest rates rise, the value of fixed income securities held by a Fund is likely to decrease. A nominal interest rate is the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including Treasury Inflation-Protected Securities (TIPS), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar duration.

Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund (or underlying fund) invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae are neither issued or guaranteed by the U.S. Government. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government securities owned by the Fund (or an underlying fund) does not imply that the Fund’s (or underlying fund’s) shares are guaranteed or that the price of such shares will not fluctuate.

Zero Coupon Risk. When the Fund invests in zero coupon bonds, the value of your investment in the Fund will be sensitive to changes in interest rates and/or interest rate expectations. The market value of zero coupon bonds will exhibit greater price volatility than ordinary coupon-paying bonds because a zero coupon bond will have a longer effective maturity and duration than an ordinary coupon-paying bond of the same maturity. In general, because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. Additionally, long-term zero coupon bonds are generally more sensitive to interest rate changes than short-term zero coupon bonds. If the Adviser’s assessment of the direction of interest rates is incorrect, it is likely that the Fund will experience losses from its holdings in zero coupon bonds.

•

Portfolio Turnover Risk. Buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Buying and selling securities could result in payment by shareholders of an ordinary income tax on short-term capital gains or a tax on long-term capital gains. The Fund cannot accurately predict future annual portfolio turnover rates. Portfolio turnover rates may vary substantially from year to year because portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual securities, warrant such action. In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares.

•

Derivatives Risk. To the extent that the Fund invests in another investment company, such as an ETF, that engages in derivative transactions, the underlying fund’s investments in derivatives will expose the Fund to various risks. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets. For example, the value of derivative investments may rise or fall more rapidly than other investments, and could result in an underlying fund losing more than the amount invested in the derivative instrument in the first place. There is also risk that the advisor of an underlying fund could be incorrect in its expectations about the direction or extent of movement of various markets. In addition, while the principal purpose of derivative instrument used for hedging is to limit the effects of adverse market movements, the expenses involved may cause an underlying fund’s return to be less than if hedging had not taken place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

Is the Fund right for you?

The Fund may be suitable for:

•	Long-term investors seeking long-term capital appreciation
•	Investors who can tolerate the risks associated with investing in common stocks

General

          The Fund’s investment objective is not a fundamental policy and it may be changed by the Board of Trustees (the “Board”), without a vote of shareholders, upon sixty (60) days’ prior notice. From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in cash, short-term U.S. government securities, money market instruments, other investment companies (including money market funds or exchange-traded funds that do not meet its investment criteria), short-term investment grade fixed income securities, repurchase agreements, certificates of deposit, bank time deposits, bankers’ acceptances, or commercial paper. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies, or when the Fund’s Adviser believes that investment opportunities that meet the Fund’s investment criteria are not currently available. If the Fund invests in shares of another investment company, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its primary investment objective of seeking long-term capital appreciation.

Portfolio Holdings

          A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

ACCOUNT INFORMATION

How to Buy Shares

          Shares of the Fund are available exclusively to U.S. citizens. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

          The minimum initial investment in the Fund is $2,500 ($1,000 for retirement accounts) and minimum subsequent investments are $250. The Adviser may, in its sole discretion, waive the minimum investment amounts in connection with investments by individual retirement accounts (IRAs) and in certain other circumstances including, but not limited to, other qualified plans, automatic investment plans and payroll deductions. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment; however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail - Your initial purchase request must include:

•	a completed and signed investment application form; and
•	a personal check with name pre-printed (subject to the minimum amount) made payable to “Leeb Focus Fund”.

Mail the application and check to:

U.S. Mail: Leeb Focus Fund	Overnight:	Leeb Focus Fund
c/o Unified Fund Services, Inc.	c/o Unified Fund Services, Inc.
P.O. Box 6110	2960 North Meridian Street
Indianapolis, Indiana 46206-6110	Suite 300
Indianapolis, Indiana 46208

          By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (866) 400-5332 to obtain instructions on how to set up your account and to obtain an account number.

          You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price per share will be the net asset value next determined after the wire purchase is received by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

          You may purchase additional shares of the Fund at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

•	your name
•	the name on your account(s)
•	your account number(s)
•	a check made payable to the Fund

          Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, call Shareholder Services at (866) 400-5332 to obtain instructions.

Automatic Investment Plan

          You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application or completing a systematic investment plan form with the proper signature guarantee and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

          Shares of the Fund may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); 403(b) plans and other tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Please contact Shareholder Services at (866) 400-5332 for information regarding opening an IRA or other retirement account. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund’s transfer agent about the IRA custodial fees.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Cashier’s checks and bank official checks in amounts less than $10,000 will also be accepted for IRA transfers from other financial institutions.

          The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

How to Redeem Shares

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

          By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail: Leeb Focus Fund	Overnight: Leeb Focus Fund
c/o Unified Fund Services, Inc.	c/o Unified Fund Services, Inc.
P.O. Box 6110	2960 North Meridian St.
Indianapolis, Indiana 46206	Suite 300
Indianapolis, Indiana 46208

          Your request for a redemption must include your letter of instruction, including the Fund name, the account number, the account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after the Fund receives your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. All redemptions requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at (866) 400-5332 if you have questions. At the discretion of the Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

          By Telephone - You may redeem any part of your account (up to $25,000) in the Fund by calling Shareholder Services at (866) 400-5332. You must first complete the Optional Telephone Redemption and Exchange section of the investment application or provide a signed letter of instruction with the proper signature guarantee stamp to institute this option. The Fund, its transfer agent and custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

          The Fund or its transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions. If you are unable to reach the Fund by telephone, you may request redemption by mail.

Fund Policy on Market Timing

          The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. The Board of Trustees also has adopted a redemption policy to discourage short term traders and/or market timers from investing in the Fund. A 2.00% short-term redemption fee will be assessed by the Fund against investment proceeds in connection with a redemption of shares that were purchased within 60 calendar days of such redemption. Shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a “first-in, first-out” method to determine the 60-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be retained by the Fund for the benefit of existing shareholders. Unified Fund Services, Inc. performs automated monitoring of short term trading activity with respect to the Fund. Instances of suspected short tem trading are investigated by the compliance department. If an instance is deemed a violation of the short term trading policies of the Fund, then the Fund’s adviser is notified and action, such as suspending future purchases, is taken. A quarterly certification reporting any instances of short term trading in violation of the Fund's policies is provided to the Board of Trustees.

          If you invest in the Fund through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Adviser, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market-timers.”

          While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through a Financial Intermediary. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund. Consequently, the Fund may not have knowledge of the identity of investors and their transactions. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner. Under a federal rule, the Fund is required to have an agreement with many of its Financial Intermediaries obligating the Financial Intermediaries to provide, upon the Fund’s request, information regarding their customers and their transactions in the Fund. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even with such an agreement in place.

Certain Financial Intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information

          If you are not certain of the requirements for a redemption please call Shareholder Services at (866) 400-5332. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

          Redemption proceeds sent via check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to market risk like any other investment in the Fund.

          Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is, due to redemptions, less than $2,500, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. In such event, the Fund will provide notice to shareholders, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary liquidation will create a capital gain or capital loss which may have tax consequences about which you should consult your tax adviser.

Determination of Net Asset Value

          The price you pay for your shares is based on the Fund’s net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

          The Fund’s assets generally are valued at their market value. Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the closing price reported by the exchange on which such securities are traded. If market quotations are not readily available, or if a significant event occurs after the close of the trading market but before the calculation of the Fund’s NAV that materially affects the value, the security will be valued by the Adviser at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Adviser according to procedures approved by the Board of Trustees. Fair valuation also is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Without fair valuation, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders. However, there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair value upon the sale of a security. The Fund may invest in portfolio securities that are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares and, as a result, the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Dividends, Distributions, and Taxes

          Dividends and Distributions. The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any net realized capital gains. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of net realized capital gains. The Fund typically distributes its net long term capital gains and its net short term capital gains annually.

          Taxes.Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as discussed below (including in the table).

          The Fund will typically distribute net realized capital gains to its shareholders once a year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

          Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividends and capital gain distributions are not cashed within 180 days; or
•	Bank account of record is no longer valid.

          Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment in the Fund.

          You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

          Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

          The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively, the “Tax Acts”).

Type of Transaction	Tax Status

Qualified dividend income	Generally maximum 15% on non-corporate
taxpayers

Net short-term capital gain distributions	Ordinary income rate

Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*

Sales of shares

(including redemptions) owned	Gains taxed at generally maximum 15%
more than one year	on non-corporate taxpayers*

Sales of shares

(including redemptions) owned	Gains are taxed at the same rate as ordinary

for one year or less                                                                                             income; losses are subject to special rules

*For gains realized between May 6, 2003 and December 31, 2010.

          Under the Tax Acts, effective for taxable years after December 31, 2002 through December 31, 2010, designated dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

          If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

          If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

          Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND

Adviser

          Leeb Capital Management, Inc., 8 West 40th Street, 19th Floor, New York, New York 10018, serves as Adviser to the Fund. The Adviser has overall supervisory management responsibility for the general management and investment of the Fund’s portfolio. The Adviser establishes the Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Fund’s portfolio and votes any proxies solicited by portfolio companies. The Adviser has provided investment advisory services to individual and institutional accounts since 1984. The Adviser is controlled by Stephen Leeb, Ph.D., Chief Investment Officer and Chairman of the Investment Committee of the Adviser.

For its advisory services, the Adviser is entitled to receive an annual fee of 0.85% of the Fund’s average daily net assets. The Adviser also has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary litigation expenses and any indirect expenses (such as Fees and Expenses of Acquired Funds), do not exceed 1.50% of the Fund’s average daily net assets. The contractual agreement is in place through March 31, 2011. Any fee waiver and expense reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the waiver or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation. During the fiscal year ended November 30, 2009, the Adviser waived its entire advisory fee and reimbursed certain Fund expenses pursuant to its agreement to cap Fund expenses.

If you invest in the Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other Financial Intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some Financial Intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some Financial Intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the Financial Intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the Financial Intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the Financial Intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the Adviser may pay a fee to Financial Intermediaries for such services.

To the extent that the Adviser pays a fee to a Financial Intermediary for distribution or shareholder servicing, the Adviser may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the Financial Intermediary. Although neither the Fund nor the Adviser pays for the Fund to be included in a Financial Intermediary’s “preferred list” or other promotional program, some Financial Intermediaries that receive compensation as described above may have such programs in which the Fund may be included. Financial Intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by Financial Intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

          A discussion of the factors that the Board of Trustees considered in approving the Fund’s management agreement is contained in the Fund’s annual report to shareholders for the fiscal year ended November 30, 2009.

Portfolio Managers

The following portfolio managers, each a member of the Adviser’s Investment Committee, are responsible for the day-to-day management of the Fund: Dr. Stephen Leeb, Chairman of the Investment Committee, Ms. Yevgeniya (Genia) Turanova, and Mr. David Sandell.

Stephen Leeb, Ph.D, Chief Investment Officer, Chairman of the Investment Committee and Senior Portfolio Manager – Dr. Leeb is a leading authority on the stock market, energy trends and personal finance. As Leeb Capital Management, Inc.’s Investment Committee Chairman, Dr. Leeb uses a systematic approach to evaluate market trends and make investment decisions. Dr. Leeb combines his knowledge of macro-economic trends and current market conditions with detailed fundamental research about specific companies he follows in order to guide the Investment Committee’s decisions regarding stocks that are placed in portfolios under the Adviser’s management. He is responsible for coordinating macro-economic analyses and fundamental research, and, as Chairman of the Investment Committee, has the ultimate authority with respect to purchases and sales in client portfolios. Dr. Leeb served as the portfolio manager of a registered investment company, the Mega Trends Fund (including its predecessor fund, Leeb Personal Finance investment Trust) from 1991 through the third quarter of 2007. Dr. Leeb is the author of seven books on investment and financial trends and editor of the monthly financial newsletter, The Complete Investor. He also serves as Research Chairman for various other publications and investment services. He was a long-time editor of the Personal Finance financial newsletter. Dr. Leeb received his B.S. in Economics from the University of Pennsylvania’s Wharton School of Business. He earned his Master’s degree in Mathematics and Ph.D. in Psychology from the University of Illinois.

   Genia Turanova, CFA, Portfolio Manager - Ms. Turanova joined the Adviser in 2001. She provides fundamental research in multiple sectors. Ms. Turanova is also an Associate Editor of The Complete Investor and other Leeb publications. Prior to joining the Adviser, she was a research analyst with Independence Asset Management, LLC in New York from 1999 to 2001. She received her BS degree in Economics from Kharkiv National University (Ukraine) in 1986, where she later taught. Ms. Turanova earned an MBA in Finance and Investments from the Honors MBA Program at Zicklin School of Business at Baruch College, CUNY in 2000. Ms. Turanova is a CFA charterholder.

          David A. Sandell, CFA, Portfolio Manager and Head Trader - David Sandell began his career with the Adviser in 2004, and provides fundamental research in various sectors.  As Head Trader, Mr. Sandell is responsible for trade allocations and trade execution.  He is also responsible for maintaining the firm’s performance composites in compliance with applicable standards.  Mr. Sandell also serves as an Associate Editor of The Complete Investor, and other Leeb publications. His market observations have been quoted in the media, including Wall Street Journal Radio, Reuters, and Bloomberg TV and Radio.

Mr. Sandell graduated with honors from Washington University in St. Louis in 2004 with a degree in Finance and Psychology.  While at Washington University, Mr. Sandell worked for Morgan Stanley as a sales assistant during summer and other breaks. Mr. Sandell is a CFA charterholder.

          Gregory Dorsey, Portfolio Manager– Mr. Dorsey joined the Adviser in 2004, and provides fundamental research in various sectors. Mr. Dorsey is also an Associate Editor of The Complete Investor and other Leeb publications. Prior to joining the Adviser, Mr. Dorsey founded and ran an investment management firm, offering clients customized, tax-efficient portfolio management services. Earlier in his career, he spent more than a decade as an editor at one of the nation’s leading investment publishers. His market observations have been quoted in the media, including Barron’s, Investor’s Business Daily, and Money Magazine. Mr. Dorsey received his BA degree in Economics and International Relations from the University of Delaware in 1986.

          The Statement of Additional Information provides the following additional information about the portfolio managers: (i) compensation structure, (ii) a description of other accounts managed by the portfolio managers, and (iii) the portfolio managers’ ownership of shares of the Fund.

FINANCIAL HIGHLIGHTS

          The following table is intended to help you better understand the Fund’s financial performance since the inception of the Fund. Prior to January 31, 2008, the Fund offered two different classes of shares, known as Institutional Class shares and Retail Class shares. Effective as of January 31, 2008, the Fund no longer offers Retail Class shares, and the former Institutional Class shares are known as shares of the Fund, with no class designation. The table below contains information regarding the former Institutional Class shares of the Fund. Certain information reflects financial results for a single share or Institutional Class share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information was audited by Cohen Fund Audit Services, Ltd., independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Annual Report to Shareholders, available upon request without charge.

Leeb Focus Fund
Financial Highlights
(For a share outstanding during the period)

	Year ended		Year ended		Period ended
	November 30, 2009		November 30, 2008		November 30, 2007	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 7.53		$ 11.90		$ 10.00
Income from investment operations:
Net investment income	0.03		0.02		0.16
Net realized and unrealized gain (loss)	1.63		(4.20)		1.75
Total from investment operations	1.66		(4.18)		1.91

Less Distributions to shareholders:
From net investment income	(0.02)		(0.15)		(0.01)
From net realized gain	-		(0.04)		-
Total distributions	(0.02)		(0.19)		(0.01)

Paid in capital from redemption fees	-	(b)	-	(b)	-

Net asset value, end of period	$ 9.17		$ 7.53		$ 11.90

Total Return (c)	22.08%		-35.68%		19.16%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 12,505		$ 11,539		$ 10,002
Ratio of expenses to average net assets	1.50%		1.50%		1.50%	(e)
Ratio of expenses to average net assets
before waiver & reimbursement	2.54%		2.13%		3.89%	(e)
Ratio of net investment income to
average net assets	0.42%		0.15%		1.97%	(e)
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	(0.62)%		(0.48)%		(0.42)%	(e)
Portfolio turnover rate	79.23%		114.85%		54.69%

(a) For the period December 26, 2006 (Commencement of Operations) to November 30, 2007.
(b) Redemption fees resulted in less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

          Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

          Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

          Annual and Semi-Annual Reports: While the Prospectus describes the Fund’s potential investments, the Annual and Semi-Annual Reports detail the Fund’s actual investments as of their report dates. The reports also may include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

          Statement of Additional Information (SAI): The SAI supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission (“SEC”) and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

          You can get free copies of the current SAI and the Fund’s Annual and Semi Annual Reports, by contacting Shareholder Services at (866) 400-5332. You may also request other information about the Fund and make shareholder inquiries. Alternatively, the Fund’s SAI and Annual and Semi-Annual Reports to Shareholders also will be made available, free of charge, at the Fund’s website at www.leebfocusfund.com.

          You may review and copy information about the Fund (including the SAI and other reports) at the SEC Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act #811-21237

LEEB FOCUS FUND (LCMFX)

A Series of Unified Series Trust

STATEMENT OF ADDITIONAL INFORMATION

March 31, 2010

          This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of Leeb Focus Fund dated March 31, 2010. This SAI incorporates by reference the Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2009 (“Annual Report”). A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at Unified Fund Services, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, or by calling Shareholder Services at (866) 400-5332.

                                                                                                                    PAGE

DESCRIPTION OF THE TRUST AND FUND	1
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	2
INVESTMENT LIMITATIONS	8
THE INVESTMENT ADVISER	10
TRUSTEES AND OFFICERS	13
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	19
PORTFOLIO TURNOVER	19
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	20
PORTFOLIO TRANSACTIONS AND BROKERAGE	20
DISCLOSURE OF PORTFOLIO HOLDINGS	21
PROXY VOTING POLICY	22
DETERMINATION OF NET ASSET VALUE	23
REDEMPTION IN-KIND	24
STATUS AND TAXATION OF THE FUND	24
CUSTODIAN	26
FUND SERVICES	26
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27
DISTRIBUTOR	27
FINANCIAL STATEMENTS	27

DESCRIPTION OF THE TRUST AND FUND

          Leeb Focus Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on August 14, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Trust’s registration statement with respect to the Fund was declared effective by the Securities and Exchange Commission (“SEC”) on November 21, 2006, and the Fund commenced investment operations on December 26, 2006. The Fund’s investment adviser is Leeb Capital Management, Inc. (the “Adviser”).

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other shares of any series of the Trust with respect to matters that affect the Trust as a whole. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.

          In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by, or under the direction of, the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

          Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. The Fund will provide notice to the shareholders if the Board determines, in its sole judgment, to liquidate the Fund, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary liquidation will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

          For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and this SAI.

          The Fund may authorize one or more brokers or other intermediaries (an “Intermediary”) to receive on its behalf purchase and redemption orders. Such Intermediaries would be authorized to designate others to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, its authorized designee, receives the order.

          Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized Intermediary and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund’s initial annual report will contain additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

          This section contains additional information regarding some of the investments the Fund may make and some of the techniques it may use.

          A.        Common Stock and Common Stock Equivalents. Equity securities in which the Fund may invest include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Common stock represents an ownership interest in a company. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities. The prices of common stock and equivalents fluctuate based on, among other things, events specific to their issues and market place, economic and other conditions.

          B.        Foreign Securities. The Fund may invest in foreign securities, directly or indirectly by purchasing depository receipts such as American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and similar instruments. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs, in bearer form, may be denominated in other currencies and are designed for use in multiple foreign securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. GDRs are foreign receipts evidencing a similar arrangement. For purposes of the Fund’s investment policies, ADRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and GDRs shall be treated as indirect foreign investments. For example, an ADR or GDR representing ownership of common stock will be treated as common stock.

                      ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of foreign issuers deposited in a U.S. Bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in equity securities of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

                      Depository receipt facilities may be established as either “unsponsored” or “sponsored”. While depository receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depository receipt holders and the practices of market participants.

                      A depository may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored depository receipts generally bear all the costs of such facility. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to depository receipt holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depository receipts.

                      Sponsored depository receipt facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository, and the depository receipt holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although depository receipt holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the depository receipt holders at the request of the issuer of the deposited securities.

                      In addition to ADRs, the Fund may purchase other foreign securities denominated in U.S. dollars and that trade on domestic stock exchanges. As with ADRs, the purchase of dollar-denominated foreign securities will not eliminate all of the risks associated with investments in the securities of foreign issuers.

Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations.

          Investing in foreign securities also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

C.        Convertible Securities.The Fund may invest in convertible securities (i.e., convertible into shares of common stock). Types of convertible securities include convertible bonds, convertible preferred stocks, exchangeable bonds, and warrants. Convertible securities combine the benefits of higher and more stable income than the underlying common stock generally provides, with the potential of profiting from an appreciation in the value of the underlying security. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, the investor may benefit from the increase in the market price of the underlying common stock. Convertible securities generally offer lower yields than non-convertible fixed-income securities of similar quality because of their conversion features and may decrease in value when interest rates rise. Convertible securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities

D.        Real Estate Investment Trusts (REITs).The Fund may invest in real estate investment trusts (“REITs”). A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those which invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. REITs are generally subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Risks associated with REIT investments include the fact that REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended.

E.        Zero Coupon Bonds.The Fund may invest in zero coupon bonds. These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund’s investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its assets to generate sufficient cash to satisfy certain income distribution requirements. These securities may include treasury securities that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U. S. Treasury sells itself.

                      The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities,” the Fund can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

F.        Other Government Obligations.The Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, Treasury Inflation-Protected Securities (TIPS), certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. TIPS are special type of treasury note or bond that was created in order to offer bond investors protection from inflation. The value of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”). If the CPI goes up by half a percent the value of the bond would go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that your original investment will stay the same. TIPS decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

          G.       Investment Company Securities.The Fund may invest in shares of other investment companies, such as other mutual funds, money market funds, and exchange-traded funds (“ETFs”). The Fund may invest in money market mutual funds in connection with its management of daily cash positions. The Fund may invest in ETFs that meet its investment strategy and, from time to time for defensive purposes and otherwise, ETFs that do not meet such investment strategy. To the extent these ETFs invest in smaller capitalization companies, the Fund’s investment is subject to the risks associated with smaller companies. The earnings and prospects of smaller companies are more volatile than larger companies. Smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller companies may have limited markets, product lines or financial resources and may lack management experience. To the extent that the Fund invests in ETFs that invest in commodities, it will be subject to commodities risks. Commodities prices can be volatile and, as such, the value of the Fund’s investments in such ETFs may experience significant swings and potential losses. The Fund may also invest in various sector and sub-sector ETFs. To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector. Additionally, the Fund may invest in new exchange-traded shares as they become available.

                      As a shareholder of another investment company, the Fund may indirectly bear its pro rata portion of service and other fees of such other investment company, which are in addition to the fees the Fund pays its service providers. For example, shareholders may incur expenses associated with capital gains distributions by the Fund as well as the underlying funds in which the Fund invests. Shareholders may also incur increased transaction costs as a result of the Fund’s portfolio turnover rate and/or because of the high portfolio turnover rates in the underlying funds. The Fund is independent from any of the underlying funds in which it invests and it has no voice in or control over the investment strategies, policies or decisions of the underlying funds. The Fund’s only option is to liquidate its investment in an underlying fund in the event of dissatisfaction with the underlying fund.

H.        Commercial Paper, Short-Term Notes and Other Corporate Obligations.The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group (“S&P”), “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc. (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “AA” or higher by S&P or “Aa” or higher by Moody’s.

I.         Repurchase Agreements.The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by Huntington Bank, N.A., (the “Custodian”) or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement.

Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the Investment Company Act of 1940, as amended, (the “1940 Act”).

J.         Reverse Repurchase Agreements.The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument’s market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

K.        Exchange-Traded Notes.The Fund may invest in exchange-traded notes (“ETNs”), which are a type of unsecured, unsubordinated debt security. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day's index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying index remaining unchanged.

          L.        Commodity-Related Securities.The Fund will invest indirectly in commodities through instruments that invest in or are a derivative of commodities, such as commodity-related ETFs. In a typical commodity-related ETF, the net asset value of the ETF is linked to the value of an individual commodity, or the performance of commodity indices. Therefore, these securities are “commodity-linked” or “commodity-related.” Also, the Fund, or the commodity-related ETFs in which the Fund invests, may hold derivative instruments such as debt securities, sometimes referred to as commodity-linked structured notes, the principal and/or coupon payments of which are linked to the value of an individual commodity, or the performance of commodity indices. At the maturity of the commodity-linked structured notes, the ETF and the Fund, directly or through its investment in the ETF, may receive more or less principal than it originally invested. To the extent that the Fund invests in commodities-related investments, it will be subject to additional risks. For example, the value of ETFs that invest in commodities, such as gold, silver, oil or agricultural products, are highly dependent on the prices of the related commodity. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity-related ETFs may use derivative instruments, such as futures, options, swaps and structured notes, which expose them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

INVESTMENT LIMITATIONS

          A.        Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

                      1.         Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

                      2.         Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

                      3.         Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

                      4.         Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

                      5.         Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

                      6.         Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

                      7.        Industry Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

                      8.         Fund Diversification. With respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, or securities of other investment companies) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

           With respect to the percentages adopted by the Trust with respect to the Fund as maximum limitations on the Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

          Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Fund, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Fund shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

          B.        Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

                      1.         Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

                      2.         Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.	Illiquid Securities. The Fund will not purchase illiquid or restricted securities.

                      4.         Loans of Portfolio Securities. The Fund will not make loans of portfolio securities.

THE INVESTMENT ADVISER

Leeb Capital Management, Inc., 8 West 40th Street, 19th Floor, New York, New York 10018, acts as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) between the Trust and the Adviser. Subject to such policies as the Board may determine, the Adviser is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with such investment advice and supervision as it deems necessary, subject to approval of the Board of Trustees. The Adviser also continuously monitors and maintains the Fund’s investment criteria and determines from time to time what securities shall be purchased or sold by the Fund.

As compensation for its management services, the Fund is obligated to pay the Adviser a fee equal to 0.85% of the Fund’s average daily net assets. The Adviser contractually has agreed to waive its fee and reimburse certain Fund operating expenses, but only to the extent necessary so that total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary litigation expenses, and any indirect expenses (such as fees and expenses of acquired funds) do not exceed 1.50% of the Fund’s average daily net assets. The contractual agreement is in place through March 31, 2011. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the waiver or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation.

The following table describes the advisory fees paid to the Adviser by the Fund for the periods indicated.

Fiscal Year Ended	Advisory Fees Accrued	Total Expenses Reimbursed and/or Fees Waived	Net Advisory Fees Paid
November 30, 2009	$95,564	$117,243[1]	$0
November 30, 2008	$148,429	$110,562[2]	$37,867
November 30, 2007[4]	$60,792	$170,887[3]	$0

[1] Subject to reimbursement by the Fund through November 30, 2012.

[2] Subject to reimbursement by the Fund through November 30, 2011.
[3] Subject to reimbursement by the Fund through November 31, 2010.
[4] For the period December 26, 2006 (commencement of investment operations) through November 30, 2007.

          A discussion of the factors that the Board of Trustees considered in approving the Fund’s management agreement is contained in the Fund’s annual report to shareholders for the fiscal year ended November 30, 2009.

The Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement. The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

          The Adviser retains the right to use the name Leeb in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name Leeb automatically ceases 90 days after termination of the Agreement andmay be withdrawn by the Adviser on 90 days written notice.

The Adviser may pay certain financial institutions (which may include banks, broker-dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Managers

Dr. Stephen Leeb, Ms. Yevgeniya (Genia) Turanova, David Sandell, and Gregory Dorsey each provide portfolio management services to the Fund (collectively, the “Portfolio Managers”). All of Adviser’s client accounts are managed by the Adviser’s Investment Committee as a team, and not by individual portfolio managers. Dr. Leeb is the Chairman of the Investment Committee, and Ms. Turanova, Mr. Sandell, and Mr. Dorsey are members of the Investment Committee. The following table shows the type and number of other accounts managed by the Adviser’s Investment Committee (not including the Fund) as of November 30, 2009. Asset amounts are approximate and have been rounded.

Portfolio Managers	Total Accounts By Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Stephen Leeb Genia Turanova David Sandell Gregory Dorsey (as members of the Adviser’s Investment Committee)	Registered Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 261	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: $120,970,000	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: 7	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: $1,461,000

                      Compensation. The Adviser currently pays all Portfolio Managers a base salary as well as a discretionary bonus which is based on the overall profitability of the firm, determined on a pre-tax basis. Salaries are not based on individual accounts’ performance. The Portfolio Managers are entitled to participate in a company-sponsored retirement plan commensurate with the other employees of the firm.

                      Potential Conflicts of Interest. The Adviser (not the Portfolio Managers) receives a fee based on the performance of certain individual accounts that the Adviser manages using an investment strategy that is different from the Fund. The performance fee is in addition to a fixed management fee that the Adviser receives for managing such funds’ portfolio. In contrast, the fees paid by the Fund to the Adviser are not based on the performance results of the Fund. The performance fees may create a potential conflict of interest by providing an incentive for the Adviser to allocate more volatile stocks with greater capital appreciation opportunity to these other accounts rather than to the Fund, although such risk is minimized as a result of the differing investment strategies between the Fund and the accounts subject to a performance fee. In addition, the Adviser has adopted policies requiring fair and equitable allocation of appropriate investment opportunities among its client accounts in an attempt to mitigate the risk that Portfolio Managers may prefer one account over another.

                      The Portfolio Managers may be presented with potential or actual conflicts of interest as a result of their day-to-day management responsibilities with respect to other accounts managed by the Adviser. For example, management of these other accounts may result in a Portfolio Manager devoting unequal time and attention to the management of the Fund and such other accounts. The Adviser continually seeks to manage such competing interests for the time and attention of the Portfolio Managers. Because the Adviser employs the same “focused” investment strategy, which seeks primarily large cap stocks, on behalf of all of the Adviser’s clients, allocation of investment opportunities among accounts is not a material conflict that the Adviser believes is likely to arise in managing the Fund.

                                  With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each Fund portfolio transaction consistent with its duty to seek best execution of the transaction. Whenever possible, the Adviser will combine orders for the purchase and sale of securities on behalf of the Fund with those of other accounts with respect to which the Adviser has full trading discretion. The Adviser seeks to improve the price, transaction costs, and other aspects of trade execution when orders in the same security are aggregated for multiple clients. The Adviser seeks to ensure fair and equitable treatment of each of its clients when aggregating and allocating client trades.

          Securities Owned in the Fund by Portfolio Managers. As of November 30, 2009, the Portfolio Managers owned shares of the Fund in the following ranges:

Portfolio Manager	Dollar Range of Fund Shares
Stephen Leeb	$100,001 - $500,000
Genia Turanova	None
David Sandell	$10,001 - $50,000
Gregory Dorsey	None

TRUSTEES AND OFFICERS

General Qualifications. The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Board Chairman and more than 75% of the Trustees are Independent Trustees. On an annual basis, each Trustee confirms that he or she is not an “interested person” (as such term is defined in the Investment Company Act of 1940, as amended) of the Trust or any adviser, sub-adviser or distributor of the Trust.

          The following table provides information regarding the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”).

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 62) Independent Trustee, December 2002 to present

President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from September 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 63) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 59) Independent Trustee, December 2002 to present

Vice President and General Manager of International Crankshaft Inc., an automotive equipment manufacturing company, 1990 - 2002; President and Director of International Crankshaft, Inc. since January 2002; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 57) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 60) Independent Trustee, May 2008 to present

Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004) and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 2960 N. Meridian St., Suite 300., Indianapolis, IN 46208.
** The Trust currently consists of 27 series.

          The following table provides information regarding each Trustee who is an “interested person” of the Trust, and each officer of the Trust.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 54)*** Trustee, November 2007 to present

Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Melissa K. Gallagher(Age - 44) President, November 2009 to present

Senior Vice President of Unified Fund Services; the Trust’s Administrator; and President and Treasurer of Unified Financial Securities, the Trust’s Distributor. Employed in various positions with the Administrator and Distributor since September of 2000.

John C. Swhear (Age - 48) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 35) Treasurer and Chief Financial Officer, November 2008 to present

Vice President of Fund Accounting, Financial and Tax Reporting for Unified Fund Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company, including: Senior Accounting Analyst, Accounting Analyst and Fund Balancing Supervisor, from May 2000 through February 2005.

William Murphy, CPA (Age – 46) Assistant Treasurer, November 2008 to present; Interim Treasurer and Chief Financial Officer, February 2008 to November 2008

Manager of Fund Administration for Unified Fund Services, Inc., since October 2007; Treasurer and Principal Financial Officer of Valued Advisers Trust since December 2009; Treasurer and Chief Financial Officer of Dreman Contrarian Funds since February 2008; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.

Lynn E. Wood (Age - 63) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chairman and Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from September 2000 to December 2004; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from September 2000toOctober 2004.

Heather Bonds (Age - 34) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Secretary of Valued Advisers Trust since August 2008; Secretary of RiverNorth Funds since February 2009; Assistant Secretary of Dean Family of Funds from August 2004 to March 2007; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

Tara Pierson (Age - 35) Assistant Secretary, November 2008 to present	Employed by Unified Fund Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present.
*	The address for each trustee and officer of the Trust is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
** The Trust currently consists of 27series.
*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified
Financial Securities, Inc., the distributor of various series of the Trust.

In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

Stephen A. Little – Mr. Little has been an Independent Trustee of the Trust since its inception in 2002, and he currently serves as Chairman of the Board. He previously served as trustee to three other registered investment companies. In 1993, he founded an investment advisory firm that provides discretionary investment advice and advice on socially responsible investing. Mr. Little previously held NASD Series 6, 7, and 22 licenses. Mr. Little received a B.A. from Wabash College and a M. Div. from Christian Theological Seminary. Prior to completing his education, Mr. Little served in the U.S. Marine Corps. Mr. Little was selected to serve as Trustee of the Trust based primarily on his experience in the investment management industry.

Gary E. Hippenstiel – Mr. Hippenstiel has served as a mutual fund trustee since 1995. He has been an Independent Trustee of the Trust since its inception in 2002, and he currently serves as Chairman of the Audit and Pricing Committees of the Board of Trustees. He previously served as a trustee to three other registered investment companies and a variable insurance trust. In 2008, Mr. Hippenstiel founded an investment consulting firm and he also serves as Chairman of the investment committee for two family foundations. Prior to that, he served as Chief Investment Officer of Legacy Trust Company for 17 years, where he was responsible for establishing investment strategies and selecting and monitoring independent managers of trust accounts. Mr. Hippenstiel was selected as Trustee based primarily on his experience in the investment management industry. He received a B.S. in Business Administration and an MBA Finance from the University Of California, Berkeley.

Daniel J. Condon – Mr. Condon has been an Independent Trustee of the Trust since its inception in 2002. He has also served as trustee of three other registered investment companies. From 1990 to 2002, he has served as Vice President and General Manager of an international automotive equipment manufacturing company, and as President and director of that company since 2002. Mr. Condon received a B.S. in Mechanical Engineering from Illinois Institute of Technology and an MBA from Eastern Illinois University. He also received his registered Professional Engineer license. Mr. Condon was selected as Trustee based on his over 20 years of international business experience.

Ronald C. Tritschler – Mr. Tritschler has been a Trustee of the Trust since its inception in 2002. He also has served as trustee of three other registered investment companies. Since 1989, he has been a director, vice president and general counsel of a company that operates convenience stores and, since 2001, Mr. Tritschler has been CEO, director and general counsel of a national real estate company. He also is a director of a bank holding company. Mr. Tritschler received a B.A. in Business Administration from Baldwin-Wallace College and his J.D. and MBA from the University of Toledo. Mr. Tritschler was selected to serve as a Trustee based primarily on his substantial business and legal experience.

Kenneth G.Y. Grant – Mr. Grant has been an Independent Trustee of the Trust since 2008. He is a founder of a trust company that offers collective investment trust products to qualified plans. Mr. Grant has over 25 years of executive leadership experience, including experience in management, business development for financial services firms, strategic planning, and investing. Mr. Grant also has experience developing trust and plan accounting services for institutional investors. He currently serves as a senior executive of a retirement plan services provider, as senior vice president of a retirement association and as Treasurer of a council of churches. Mr. Grant received his B.A. in Psychology from Syracuse University, his Th.M. in Theology and Ethics from Boston University, and his MBA from Clark University. Mr. Grant was selected to serve as a Trustee based primarily on his substantial experience in the retirement plan and financial services industry.

Nancy V. Kelly – Ms. Kelly has been a Trustee of the Trust since 2007. She has served as Executive Vice President of Huntington National Bank since December 2001. She is active as a community leader and she serves on the Board of several local organizations, including a youth social services agency. Ms. Kelly was selected to serve as a Trustee based primarily on her experience in managing securities-related businesses operated by banks and her senior position within Huntington Bank, which is an affiliate of the Trust’s administrator and distributor and also serves as custodian of the Trust. Ms. Kelly received a B.S. from Hood College and an MBA from Xavier University.

          Risk Management. As part of its efforts to oversee risk management associated with the Trust, the Board has established the Audit Committee, Pricing Committee, and the Advisory Contract Renewal Committee.

•

The Audit Committee consists of Independent Trustees Hippenstiel, Condon, Tritschler and Grant. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board of Trustees. The Audit Committee met four times during the year ended December 31, 2009.

•

The Pricing Committee of the Board of Trustees is responsible for reviewing and approving fair valuation determinations.  The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value.  In addition to review and approvals of specific fair valuations, the Pricing Committee met four times during the year ended December 31, 2009.

•

The Advisory Contract Renewal Committee is responsible for conducting due diligence on the initial approval and subsequent renewals of investment advisory contracts between the Trust and the advisers and sub-advisers to each series of the Trust, and making a recommendation to the full Board of Trustees regarding approvals and renewals of these contracts. The Committee reviews materials of the type required by Section 15(c) of the Investment Company Act of 1940, which are provided by the investment advisers and sub-advisers and the Trust's Administrator. The Committee also conducts interviews of advisers and sub-advisers to the Trust. The Advisory Contract Renewal Committee is comprised of all of the Trustees, although at least two Independent Trustees are required to establish a quorum. This Committee held four meetings during the year ended December 31, 2009.

Each Committee meets at least quarterly, and reviews reports provided by administrative service providers, legal counsel and independent accountants. The Independent Trustees have engaged their own independent legal counsel to provide advice on regulatory, compliance and other topics. The Committees report directly to the Board of Trustees.

The Board has engaged on behalf of the Trust a full-time Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. He reports to the Board at least quarterly any material compliance items that have arisen, and annually he provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and sub-advisers. Periodically the CCO provides reports to the Board that:

•	Assess the quality of the information the CCO receives from internal and external sources;
•	Assess how Trust personnel monitor and evaluate risks;
•	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;
•	Consider feedback from and provide feedback regarding critical risk issues to Trust and administrative and advisory personnel responsible for implementing risk management programs; and
•	Consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance programs as necessary to meet new regulations or industry developments.

The Trustees meet in-person on a quarterly basis, typically for two days of meetings. Trustees also participate in special meetings and conference calls as needed. In addition to Board meetings, Trustees also participate in teleconferences each quarter to review and discuss 15(c) materials, and to interview advisors and sub-advisors whose contracts are up for renewal. Legal counsel to the Trust provides quarterly reports to the Board regarding regulatory developments. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to the series of the Trust:

(1)	Fund Performance/Morningstar Report/Portfolio Manager’s Commentary
(2)	Code of Ethics review
(3)	NAV Errors, if any
(4)	Distributor Compliance Reports
(5)	Timeliness of SEC Filings
(6)	Dividends and other Distributions
(7)	List of Brokers, Brokerage Commissions Paid and Average Commission Rate
(8)	Review of 12b-1 Payments
(9)	Multiple Class Expense Reports
(10)	Anti-Money Laundering/Customer Identification Reports
(11)	Administrator and CCO Compliance Reports
(12)	Marketing Timing Reports

          The Board of Trustees has not adopted a formal diversity policy. When soliciting future nominees for Trustee, the Board will make efforts to identify and solicit qualified minorities and women. On an annual basis, the Board of Trustees conducts an assessment of the Board’s and the individual Trustees’ effectiveness in overseeing the Trust. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

  The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2009.

Trustee	Dollar Range of the Fund’s Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald C. Tritschler	None	None
Stephen A. Little	None	None
Daniel J. Condon	None	None
Kenneth G.Y. Grant	None	$1 – 10,000
Nancy V. Kelly	None	None
* The Trust currently consists of 27 series.

Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by the Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and the Fund incurs its pro rata share of expenses based on the number of existing series in the Trust. As a result, the amount paid by the Fundwill increase or decrease as new series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$ 1,778[2]	$0	$0	$48,000
Stephen A. Little, Chairman of the Board	$1,778[2]	$0	$0	$48,000
Daniel J. Condon, Trustee	$1,407[3]	$0	$0	$38,000
Ronald C. Tritschler, Trustee	$1,407[3]	$0	$0	$38,000
Kenneth G.Y. Grant, Trustee	$1,407[3]	$0	$0	$38,000

Interested Trustees and Officers	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Nancy V. Kelly, Trustee	$0	$0	$0	$0
Melissa K. Gallagher, President and CEO	$0	$0	$0	$0
John C. Swhear, Senior Vice President	$0	$0	$0	$0
Christopher E. Kashmerick, Treasurer and CFO	$0	$0	$0	$0
William Murphy, Assistant Treasurer	$0	$0	$0	$0

Lynn E. Wood, Chief Compliance Officer	$5,852[4]	$0	$0	$158,000[5]
Heather Bonds, Secretary	$0	$0	$0	$0
Tara Pierson, Assistant Secretary	$0	$0	$0	$0

[1]The Trust currently consists of 27 series.

[2] During the fiscal year ended November 30, 2009, each Trustee received a total of $1,747 from the Fund.

[3] During the fiscal year ended November 30, 2009, each Trustee received a total of $1,383 from the Fund.

[4] During the fiscal year ended November 30, 2009, the CCO received a total of $8,014 from the Fund.

5 This amount does not include the value of benefits provided to the CCO. In addition to the CCO’s salary listed in the table, the CCO is allocated $25,000 for potential bonus compensation, as well as to pay for the CCO’s expenses in connection with compliance-related activities, including audits of advisors to the series of the Trust, attendance at compliance seminars, etc. These expenses are shares, pro rata, by each series of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. The Trustees and officers of the Trust, as a group, own no shares of the Fund. As of March 15, 2010, the following persons were considered to be either a control person or principal shareholder of the Fund:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104	52.71%	Record
AmeriTrade, Inc. P.O. Box 2226 Omaha, NE 68103	6.60%	Record
National Financial Services Corp. 200 Liberty St. World Financial Center New York, NY 10281	6.24%	Record

 PORTFOLIO TURNOVER

          The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. The Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. For the fiscal year ended November 30, 2008, the Fund’s portfolio turnover rate was 114.85%, and for the fiscal year ended November 30, 2009, the Fund’s portfolio turnover rate was 79.23%.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

          Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

          When you open an account with the Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all of persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

          Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

          The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

          Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices. For the fiscal year ended November 30, 2009, the Fund directed the following Fund brokerage transactions to brokers who provided research services to the Adviser:

Brokerage Transactions Directed	Brokerage Commissions Paid
$18,728,525	$17,973

To the extent that the Fund and another of the Adviser’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

The following table provides information regarding the amount of brokerage commissions paid by the Fund for the periods indicated:

Fiscal Year Ended	Brokerage Commissions Paid
November 30, 2007*	$13,751
November 30, 2008	$36,723
November 30, 2009	$17,973
*For the fiscal period December 26, 2006 (commencement of operations) through November 30, 2007

          The Trust, the Adviser and the Fund’s Distributor have each adopted a Code of Ethics (the “Code”) pursuant to Rule 17j-1 of the 1940 Act, and the Adviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain copies of the Codes from the Fund, free of charge, by calling Shareholder Services at (866) 400-5332. You may also obtain copies of the Trust’s Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

          The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisers at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund.  In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month.  The Rating Agencies may make the Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee.  Neither the Fund, the Adviser, nor any of their affiliates receive any portion of this fee.  Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information.

          Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board.  The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser and any affiliated persons of the Adviser are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.The Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

PROXY VOTING POLICY

          The Trust and the Fund’s Adviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Adviser, subject to the Adviser’s proxy voting policy and the supervision of the Board of Trustees.

          The Adviser has adopted its Proxy Voting Policies and Procedures which underscore the Adviser’s concern that all proxy voting decisions be made in the best interests of the Fund and that the Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund. It is the policy of the Adviser to vote Fund proxies in the interest of maximizing shareholder value. To that end, the Adviser casts each vote on the Fund’s behalf on a case-by-case basis, taking into consideration the Adviser’s contractual obligations under the Management Agreement, and other relevant facts and circumstances at the time of the vote. Consideration will be given to both the short- and long-term implications of the proposal to be voted on when considering the optimal vote. The responsibility for administering and overseeing the Adviser’s proxy voting process lies with the Chief Compliance Officer (“CCO”) and President of the Adviser. The Adviser’s assistant portfolio managers are responsible for voting and recording proxy votes.

          Conflict of Interest. The Trust’s policy provides that, if a conflict of interest between the Adviser or its affiliates and the Fund arises with respect to any proxy, the Adviser must fully disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

          Review. The Adviser’s CCO or designee will review the Adviser’s Proxy Policies and update them as necessary.   You may obtain a copy of the Trust’s and the Adviser’s proxy voting policy by calling Shareholder Services at (866) 400-5332 or by writing to Unified Fund Services, Inc., the Fund’s transfer agent, at 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities during the most recent 12-month period ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

The price (net asset value) of the shares of the Fund is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Equity securities generally are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith according to guidelines established by the Board of Trustees. The Fund’s Administrator maintains a pricing review committee which consults with a member of the Board of Trustees’ Pricing Committee when reviewing fair value prices (if any) provided by the Adviser. Fair valued securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

The Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

REDEMPTION IN-KIND

          The Fund does not intend to redeem shares in any form except cash. However, if the amount being redeemed is over the lesser of $250,000 or 1% of the Fund’s net asset value, pursuant to a Rule 18f-1 plan filed by the Trust on behalf of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, and intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If the Fund does qualify as a RIC but (in a particular tax year) distributes less than ninety-eight (98%) of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is four percent (4%) of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•

Distribute annually to its shareholders at least ninety percent (90%) of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Net capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted net capital loss remaining is lost as a deduction. As of November 30, 2009, the Fund had available capital loss carryforwards of $3,766,318, which expire as follows:

Amount	Expires November 30,
$487,564	2016
$3,278,754	2017

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends the Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. The Custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. (the “Distributor”), the Fund’s distributor. A Trustee of the Trust is a member of management of the Custodian.

For its custodial services, the Custodian receives a monthly fee from the Fund based on the market value of the assets under custody. The monthly fee is equal to an annual rate of 0.0125% of the first $75 million of market value; 0.0100% of the next $75 million of market value; and 0.0075% of market value in excess of $150 million. The Custodian also receives various transaction-based fees. The fees paid to the Custodian by the Fund are subject to a $250 monthly minimum fee per Fund account.

FUND SERVICES

Unified Fund Services, Inc. (“Unified”), 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, acts as the Fund’s transfer agent, fund accountant, and administrator.  Certain officers of the Trust are members of management and/or employees of Unified. Unified is under common control with the Distributor and the Custodian.

          Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, act as dividend and distribution disbursing agent, and performs other transfer agent and shareholder service functions.  For its services as a transfer agent, Unified receives a monthly fee from the Fund of $1.40 per shareholder account (subject to a minimum monthly fee of $1,500).

In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services.  For its services as fund accountant, Unified receives a monthly fee from the Fund equal to an annual rate of 0.04% of Fund’s average daily net assets up to $100 million; 0.02% of the Fund’s average daily net assets from $100 million to $250 million; and 0.01% of the Fund’s average daily net assets over $250 million (subject to a minimum monthly fee of $2,083).

Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities.  For these services, Unified receives a monthly fee from the Fund equal to an annul rate of 0.09% of the Fund’s average daily net assets up to $100 million; 0.06% of the Fund’s average daily net assets from $100 million to $250 million; and 0.03% of the Fund’s average daily net assets over $250 million (subject to a minimum monthly fee of $2,500). Unified also receives a compliance program services fee of $800 per month from the Fund.

          The following table provides information regarding transfer agent, fund accounting and administrative services fees paid by the Fund during the periods indicated.

Fiscal Year Ended	Fees Paid for Transfer Agent Services	Fees Paid for Accounting Services	Fees Paid for Administrative Services
November 30, 2007*	$64,631	$33,017	$38,287
November 30, 2008	$73,118	$26,248	$32,160
November 30, 2009	$46,822	$25,000	$31,339

*For the fiscal period December 26, 2006 (commencement of operations) through November 30, 2007

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd., 800 Westpoint Pkway, Suite 1100, Westlake, OH 44145 has been selected as independent registered public accounting firm for the Fund for the fiscal year ending November 30, 2010. Cohen Fund Audit Services, Ltd. will perform an annual audit of the Fund’s financial statements and will provide financial, tax and accounting consulting services, as requested, in accordance with applicable law and regulations.

DISTRIBUTOR

Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, is the exclusive agent for distribution of shares of the Fund. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor), and certain officers of the Trust are officers of the Distributor. As a result, such persons may be deemed to be affiliates of the Distributor. The Distributor is under common control with Unified and the Custodian.

The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

FINANCIAL STATEMENTS

The financial statements and the report of the independent registered public accounting firm required to be included in the Statement of Additional Information are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2009. You can obtain the Annual Report without charge by calling Shareholder Services at (866) 400-5332 or upon written request.

Roosevelt Multi-Cap Fund

Ticker Symbol: BULLX

Prospectus

March 31, 2010

Investment objective:

Long term capital appreciation.

The Roosevelt Investment Group, Inc.

317 Madison Ave., Suite 1004

New York, New York 10017

(877) 322-0576

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Page
SUMMARY SECTION	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	1
Principal Risks	2
Performance	4
Portfolio Management	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS	6
Principal Investment Strategies of the Fund	6
Principal Risks of Investing in the Fund	7
ACCOUNT INFORMATION	10
How to Buy Shares	10
How to Redeem Shares	12
Determination of Net Asset Value	14
Dividends, Distributions, and Taxes	15
ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND	16
Adviser	16
Portfolio Managers	17
FINANCIAL HIGHLIGHTS	18
PRIVACY POLICY	20
FOR MORE INFORMATION	21

SUMMARY SECTION

Investment Objective

The investment objective of the Roosevelt Multi-Cap Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.01%
Acquired Fund Fees and Expenses	0.08%
Total Annual Fund Operating Expenses	1.34%

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$141	$437	$756	$1,658

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual operating expenses or in the Example, above, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 120.62% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in common stocks of U.S. companies, although the Fund may also purchase stock of non-U.S. companies.  The adviser pursues investment opportunities in companies of all market capitalizations, although the Fund typically invests in companies with market capitalizations exceeding $500 million, without regard for investment style (value or growth).  The adviser does not limit its approach to one specific research method.  Rather, it uses top-down and bottom-up research styles to identify investment opportunities.

Through the adviser’s top-down process, it attempts to understand and identify change – whether it is economic, political, social, demographic or industry-specific – which is expected to be long-term and enduring.  The adviser translates these changes into long-term investment themes, which the adviser believes will result in portfolio diversification.  The adviser utilizes this theme-based approach to select companies that it believes will take advantage of market inefficiencies and will offer long-term outperformance in a variety of market conditions.  The adviser continually re-evaluates its themes and adjusts the Fund’s portfolio holdings as it believes appropriate to take advantage of evolving market conditions.

Through the adviser’s bottom-up research process, it seeks to identify stocks that have very attractive risk and return characteristics.  While the adviser’s themes act as a framework from which it researches companies and builds the Fund’s portfolio, it will also invest in ‘non-thematic’ stocks that possess the potential to add positive returns to the Fund.  The adviser considers various factors in deciding whether to buy a particular stock as it searches for companies whose business models are poised to take advantage of these themes.  Once the adviser has identified such companies, it conducts thorough analyses (fundamental, technical, and quantitative) from which it bases its security selection.  Finally, the adviser considers whether a favored company is attractively priced.  Valuation is a key input in the decision making process.

Equity securities in which the Fund may invest include common stocks of U.S. and foreign companies of any market capitalization, common stock equivalents (such as warrants and rights), shares of open end and closed end mutual funds and exchange-traded funds (“ETFs”) that invest primarily in equity securities, and equity real estate investment trusts (REITs). Equity REITs trade like common stocks and invest directly in real estate, or other readily marketable securities that are issued by companies investing in, or that are secured by, real estate or real estate interests.  The Fund may invest in foreign securities (including emerging markets) directly, or indirectly through American Depositary Receipts (ADRs).  ADRs are trust certificates representing ownership of shares of a foreign issuer, and are an alternative to purchasing foreign securities in their national markets and currencies.

The adviser also focuses on risk management of the Fund’s portfolio.   The adviser evaluates general market risks, as well as risks of the Fund’s portfolio companies, using various models and key economic data.  Based on its research, the adviser may determine to hedge a portfolio stock by, for example, buying another stock in an inversely correlated industry, or buy buying lower volatility stocks during volatile market times.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. Below are some of the specific risks of investing in the Fund.

•

General.  Investors should carefully consider their risk tolerance before investing.  As with all mutual fund investments, loss of money is a risk of investing.  Please read the other risks detailed below that apply to investing in our Fund.

•

Market Risk.  Market risk involves the possibility that the Fund’s investments in equity securities will decline because of falls in the stock market, reducing the value of individual company’s stocks regardless of the success or failure of an individual company’s operations.

•	Management Risk. The adviser’s strategy and the strategies employed by the portfolio managers of the underlying funds in which the Fund invests may fail to produce the intended results.
•

Style Risk. The Fund invests in both “value stocks” and “growth stocks.” With respect to value stocks, the market may not agree with the adviser’s determination that a stock is undervalued, and the stock’s price may not increase to what the adviser believes is its full value. It may even decrease in value. With respect to “growth stocks,” the company’s earnings growth rate may not meet the adviser’s expectations, and the stock price may not increase as the adviser anticipates.

•

Defensive Risk. To the extent that the Fund attempts to hedge its portfolio stocks or takes defensive measures such as holding a significant portion of its assets in cash or cash equivalents, the Fund may not achieve its investment objective.

•

Small and Medium Cap Company Risk.  Securities of companies with small and medium market capitalizations are often more volatile and less liquid than investments in larger companies.  Small and medium cap companies may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

•

Risks of Other Investment Companies. When the Fund invests in an underlying mutual fund or ETF, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its net asset value or an active market may not develop. To the extent that the Fund invests in ETFs that invest in commodities, the demand and supply of these commodities may fluctuate widely. Commodity ETFs may use derivatives which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default). The Fund may invest in closed-end funds, the market price of which may be affected by a variety of factors that may result in the market price of the shares of the closed-end fund being different from the closed-end fund’s net asset value. Closed-end funds are also subject to liquidity risk, leverage risk and volatility risk.

•

Foreign Securities Risk.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments.

•

Commodities Risk. To the extent that the Fund invests in ETFs that invest in commodities, it will be subject to additional risks. Commodities are real assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. The values of ETFs that invest in commodities are highly dependent on the prices of the related commodity. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity ETFs may use derivatives, such as futures, options and swaps, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

•

Turnover Risk. At times, the Fund may have a portfolio turnover rate that is higher than other equity funds. A high portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

•

REIT Risk. The value of REITs can be negatively impacted by declines in the value of real estate, adverse general and local economic conditions and environmental problems. REITs are also subject to certain other risks related specifically to their structure and focus, such as: (a) dependency upon management’s skills; (b) limited diversification; (c) heavy cash flow dependency; (d) possible default by borrowers; and (e) in many cases, less liquidity and greater price volatility.

•

Fixed Income Risk. Fixed income securities are subject to credit risk, interest rate risk and liquidity risk. Credit risk is the risk the issuer or guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Interest rate risk is the risk of losses due to changes in interest rates. In general, the prices of debt securities rise when interest rates fall, and the prices fall when interest rates rise. Liquidity risk is the risk a particular security may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price. The Fund’s investments in government-sponsored entity securities also exhibit these risks, although the degree of such risks may vary significantly among the different government-sponsored entity securities. Some securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. and may only be supported by the right of the agency or instrumentality to borrow from the U.S. Treasury. There can be no assurance that the U.S. government will always provide financial support to those agencies or instrumentalities.Zero coupon bonds do not pay current income, are sensitive to changes in interest rates and/or interest rate expectations, and exhibit greater price volatility than ordinary coupon-paying bonds.

•

Derivatives Risk.  The Fund may buy or sell a variety of “derivative” instruments (for example, options, futures or index-based instruments) in order to gain exposure to particular securities or markets, in connection with hedging transactions and to increase total return.  The Fund’s use of derivative instruments involves the risk that such instruments may not work as intended due to unanticipated developments in market conditions or other causes.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year. The table below shows how the average annual total returns of the Fund (including its predecessor) compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future. The Fund is a continuation of the Predecessor Fund and, therefore, the bar chart and table below include performance of the Predecessor Fund.

Annual Total Return (years ended December 31st)

Highest/Lowest quarterly results during this time period were:

Best Quarter:	2nd Quarter, 2003, 19.28%
Worst Quarter:	4th Quarter, 2008, -18.77%

Average Annual Total Returns (for the periods ended December 31, 2009)

Since Inception
One Year	Five Years	(12/21/01)

The Fund

Return Before Taxes	16.44%	5.02%	8.50%
Return After Taxes on Distributions	16.34%	4.23%	7.68%
Return After Taxes on Distributions and
Sale of Fund Shares	10.69%	4.00%	7.11%
S&P 500 Index	26.47%	0.42%	1.62%
Russell 3000 Index	28.34%	0.76%	2.30%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes or the lower rate on long-term capital gains when shares are held for more than twelve months.. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (877) 322-0576 or accessed on the Fund’s website at www.rooseveltmcf.com.

Portfolio Management

Investment Adviser – The Roosevelt Investment Group, Inc.

Portfolio Managers –

•	Arthur Sheer - Chairman, Chief Executive Officer and Chief Investment Officer
•	Robert Meyer, CFA – Managing Director and Portfolio Manager
•	John Roscoe, CFA - Portfolio Manager
•	Jason Sheer, CFA - Portfolio Manager and Securities Analyst
•	Nainesh Shah, CFA - Senior Securities Analyst

Mr. Arthur Sheer has been solely responsible for determining the investment strategy to be used by, and the advice to be given to, the Fund since its inception in 2001. The remaining portfolio managers are members of the Adviser’s Investment Committee who are responsible for assisting Mr. Sheer in implementing the investment strategy of the Fund and for providing day-to-day management of the Fund.

Purchase and Sale of Fund Shares

Minimum Initial Investment                                                                           To Place Buy or Sell Orders

$1,000	for all account types	By Mail: Roosevelt Multi-Cap Fund
c/o: Unified Fund Services, Inc.
P.O. Box 6110
Minimum Subsequent Investment	Indianapolis, IN 46206

$500

By Phone: (877) 322-0576

You may sell or redeem shares through your dealer or financial advisor. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information  The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, IRA or 529 college savings plan.  Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS

Principal Investment Strategies of the Fund

The Fund invests primarily in common stocks of U.S. companies, although the Fund may also purchase stock of non-U.S. companies.  The adviser pursues investment opportunities in companies of all market capitalizations, although the Fund typically invests in companies with market capitalizations exceeding $500 million, without regard for investment style (value or growth).  The adviser does not limit its approach to one specific research method.  Rather, it uses top-down and bottom-up research styles to identify investment opportunities.

Through the adviser’s top-down process, it attempts to understand and identify change – whether it is economic, political, social, demographic or industry-specific – which is expected to be long-term and enduring.  The adviser translates these changes into long-term investment themes, which the adviser believes will result in portfolio diversification.  The adviser utilizes this theme-based approach to select companies that it believes will take advantage of market inefficiencies and will offer long-term outperformance in a variety of market conditions.  The adviser continually re-evaluates its themes and adjusts the Fund’s portfolio holdings as it believes appropriate to take advantage of evolving market conditions.

Through the adviser’s bottom-up research process, it seeks to identify stocks that have very attractive risk and return characteristics.  While the adviser’s themes act as a framework from which it researches companies and builds the Fund’s portfolio, it will also invest in ‘non-thematic’ stocks that possess the potential to add positive returns to the Fund.  The adviser considers various factors in deciding whether to buy a particular stock as it searches for companies whose business models are poised to take advantage of these themes.  Once the adviser has identified such companies, it conducts thorough analyses (fundamental, technical, and quantitative) from which it bases its security selection.  Finally, the adviser considers whether a favored company is attractively priced.  Valuation is a key input in the decision making process.

Equity securities in which the Fund may invest include common stocks of U.S. and foreign companies of any market capitalization, common stock equivalents (such as warrants and rights), shares of open end and closed end mutual funds and exchange-traded funds (“ETFs”) that invest primarily in equity securities, and equity real estate investment trusts (REITs). Equity REITs trade like common stocks and invest directly in real estate, or other readily marketable securities that are issued by companies investing in, or that are secured by, real estate or real estate interests.  The Fund may invest in foreign securities (including emerging markets) directly, or indirectly through American Depositary Receipts (ADRs).  ADRs are trust certificates representing ownership of shares of a foreign issuer, and are an alternative to purchasing foreign securities in their national markets and currencies.

The adviser also focuses on risk management of the Fund’s portfolio.   The adviser evaluates general market risks, as well as risks of the Fund’s portfolio companies, using various models and key economic data.  Based on its research, the adviser may determine to hedge a portfolio stock by, for example, buying another stock in an inversely correlated industry, or buy buying lower volatility stocks during volatile market times.

In an attempt to shelter the Fund’s portfolio from declines in equity markets, the adviser from time to time may invest a substantial portion of the Fund’s portfolio in cash or cash equivalents, or ETFs that seek to negatively correlate to the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index.  The Fund also may invest in Treasury Inflation Protected Securities (TIPs) and zero coupon bonds.  Zero coupon bonds make no periodic payments of interest, but instead trade at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The Fund does not purchase zero coupon bonds with the intent to hold them to maturity. Rather, the adviser believes that during periods of economic turbulence and/or declining equity markets, zero coupon bonds offer an alternate source of capital preservation and appreciation.

The adviser believes that commodity-related investments offer the potential for inflation protection, capital appreciation and returns that are not highly correlated to those of the equity markets. The Fund may invest in ETFs linked to commodities such as gold, silver, oil or agricultural products, or a commodity index. A typical commodity-related ETF may seek to achieve economic exposure to commodity prices through direct investment in a commodity, such as gold bullion; by investing in derivative instruments or contracts linked to specific commodities or indices; or by investing in the securities of issuers who are primarily engaged in production of specific commodities.

The Fund may sell a portfolio security or reduce a holding if 1) the holding has grown too large in the adviser’s opinion; 2) the security reaches the adviser’s price objective; 3) the adviser rebalances the portfolio to a targeted upside/downside capture ratio; 4) the company fails to perform; or 5) themes play out or fail to materialize as expected. The Fund may experience a high portfolio turnover, the effects of which are described below under “Portfolio Turnover Risk.”

Principal Risks of Investing in the Fund

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. Below are some of the specific risks of investing in the Fund.

•

Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The equity securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

•

Management Risk. The adviser’s strategy may fail to produce the intended results. If the adviser incorrectly identifies a theme, or is incorrect about the effect of a theme on the U.S. equity markets, the Fund may not perform well.

•

Style Risk. The Fund invests in both “value stocks” and “growth stocks.” With respect to value stocks, the market may not agree with the adviser’s determination that a stock is undervalued, and the stock’s price may not increase to what the adviser believes is its full value. It may even decrease in value. With respect to “growth stocks,” the company’s earnings growth rate may not meet the adviser’s expectations, and the stock price may not increase as the adviser anticipates.

•

Defensive Risk. To the extent that the Fund attempts to hedge its portfolio stocks or takes defensive measures such as holding a significant portion of its assets in cash or cash equivalents, the Fund may not achieve its investment objective.

•	Small- and Mid-Cap Company Risk. To the extent the Fund invests in smaller capitalization companies, the Fund will be subject to additional risks. These include:
•	The earnings and prospects of smaller companies are more volatile than larger companies.
•	Smaller companies may experience higher failure rates than do larger companies.
•

The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

•	Smaller companies may have limited markets, product lines or financial resources and may lack management experience.
•

Investment Company Risks. When the Fund invests in an underlying mutual fund or ETF, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. In addition, the Fund may also incur increased trading costs as a result of the fund upgrading strategy.

1. ETF Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

2. Closed End Fund Risk. The amount of public information available about closed-end funds generally is less than for open end mutual funds. Consequently, the adviser may make investment decisions based on information that is incomplete or inaccurate. In addition, because closed-end funds are not redeemable at the holder’s option, such funds typically trade primarily on the secondary market. The market price of a closed-end fund’s shares may be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions, and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than, or equal to, the closed-end fund’s net asset value. This means that a closed-end fund’s shares may trade at a discount to its net asset value. Another risk generally associated with closed-end funds is that most closed-end funds leverage their assets (i.e., use borrowed money to buy additional assets) in the attempt to enhance their yield. Closed-end funds can use several different methods to borrow money, including by issuing preferred stock or auction rate securities, entering into reverse repurchase agreements and dollar rolls, and/or borrowing under bank lines of credit. The use of leverage can provide higher yields and potentially higher returns for closed-end fund investors, but it also increases overall risk and the volatility of the investment. Overall stock market risks may affect the value of closed end funds.  Factors such as domestic economic growth and market conditions, interest rate levels and political events may affect the securities markets and from time to time can cause closed end funds to fall substantially.

•

Foreign Risk. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because the securities markets of many foreign countries are relatively smaller than those in the U.S. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign country. To the extent that foreign securities in the Fund’s portfolio are not dollar-denominated, there is a risk that fluctuations in the exchange rates between the U.S. dollar and the foreign currencies in which such securities are denominated may negatively affect the value of the Fund’s investments in the foreign securities. To the extent that the Fund invests in securities of foreign companies in emerging markets, the Fund will be subject to additional risks that may be different from or greater than risks of investing in securities of foreign companies based in developed countries. These risks include: illiquidity, significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; currency declines and inflation (including rapid fluctuations in inflation rates).

•

Commodities Risk. To the extent that the Fund invests in ETFs that invest in commodities, it will be subject to additional risks. Commodities are real assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. The values of ETFs that invest in commodities are highly dependent on the prices of the related commodity. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity ETFs may use derivatives, such as futures, options and swaps, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

•

Turnover Risk. At times, the Fund may have a portfolio turnover rate that is higher than other equity funds. A high portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

•

REIT Risk. The value of REITs can be negatively impacted by declines in the value of real estate, adverse general and local economic conditions and environmental problems. REITs are also subject to certain otherrisks related specifically to their structure and focus, such as: (a) dependency upon management’s skills; (b) limited diversification; (c) heavy cash flow dependency; (d) possible default by borrowers; and (e) in many cases, less liquidity and greater price volatility.

•	Fixed Income Risk.

1. Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

2. Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

3. Interest Rate Risk. As nominal interest rates rise, the value of fixed income securities held by a Fund is likely to decrease. A nominal interest rate is the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar duration.

4. Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

5. Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund (or underlying fund) invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae are neither issued nor guaranteed by the U.S. Government. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government securities owned by the Fund (or an underlying fund) does not imply that the Fund’s (or underlying fund’s) shares are guaranteed or that the price of such shares will not fluctuate.

6. Zero Coupon Risk. When the Fund invests in zero coupon bonds, the value of your investment in the Fund will be sensitive to changes in interest rates and/or interest rate expectations. The market value of zero coupon bonds will exhibit greater price volatility than ordinary coupon-paying bonds because a zero coupon bond will have a longer effective maturity and duration than an ordinary coupon-paying bond of the same maturity. In general, because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. Additionally, long-term zero coupon bonds are generally more sensitive to interest rate changes than short-term zero coupon bonds. If the Adviser’s assessment of the direction of interest rates is incorrect, it is likely that the Fund will experience losses from its holdings in zero coupon bonds.

•

Derivatives Risk. To the extent that the Fund invests in another investment company, such as an ETF, that engages in derivative transactions, the underlying fund’s investments in derivatives will expose the Fund to various risks. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets. For example, the value of derivative investments may rise or fall more rapidly than other investments, and could result in an underlying fund losing more than the amount invested in the derivative instrument in the first place. There is also risk that the advisor of an underlying fund could be incorrect in its expectations about the direction or extent of movement of various markets. In addition, while the principal purpose of derivative instrument used for hedging is to limit the effects of adverse market movements, the expenses involved may cause an underlying fund’s return to be less than if hedging had not taken place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

Is the Fund right for you?

The Fund may be suitable for:

•	Long-term investors seeking long-term capital appreciation
•	Investors willing to accept price fluctuations in their investments

General

The Fund’s investment objective is not a fundamental policy and it may be changed by the Board of Trustees without a vote of shareholders, upon sixty (60) days’ prior notice. From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in cash, short-term U.S. government securities, money market instruments, other investment companies (including money market funds or exchange-traded funds that do not meet its investment criteria), short-term investment grade fixed income securities, repurchase agreements, certificates of deposit, bank time deposits, bankers’ acceptances, or commercial paper. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies, or when the Fund’s Adviser believes that investment opportunities that meet the Fund’s investment criteria are not currently available. If the Fund invests in shares of another investment company, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its primary investment objective of seeking long-term capital appreciation.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

ACCOUNT INFORMATION

How to Buy Shares

Shares of the Fund are available exclusively to U.S. citizens. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Initial Purchase

The minimum initial investment in the Fund is $1,000. The minimum subsequent investment in the Fund is $500. The adviser may waive these minimums at its discretion, including for existing clients of the adviser. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor, however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

By Mail – To be in proper form, your initial purchase request must include:

•	a completed and signed investment application form; and
•	a personal check with name pre-printed made payable to the Fund.

Mail the completed application and check to:

U.S. Mail:	Roosevelt Multi-Cap Fund	Overnight:	Roosevelt Multi-Cap Fund
c/o Unified Fund Services, Inc.	c/o Unified Fund Services, Inc.
P.O. Box 6110	2960 North Meridian Street, Suite 300
Indianapolis, Indiana 46206-6110	Indianapolis, Indiana 46208

By Wire – You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (877) 322-0576 to obtain instructions on how set up your account and obtain an account number.

You must provide a signed application to Unified Fund Services, Inc., the Fund’s transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays, which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund by mail, wire, or automatic investment. Each additional mail purchase request must contain:

•	your name
•	the name on your account(s),
•	your account number(s),
•	the name of the Fund
•	a check made payable to the Fund

Checks should be sent to the Roosevelt Multi-Cap Fund at the address listed under the heading “Initial Purchase – By Mail” in this Prospectus. To send a bank wire, call Shareholder Services at (877) 322-0576 to obtain instructions.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application or completing a systematic investment plan form with the proper signature guarantee and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Distribution Plan

The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares and allows the Fund to pay for services provided to shareholders. Shareholders of the Fund pay annual 12b-1 expenses of 0.25%. Over time, 12b-1 fees will increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets on an on-going basis.

Tax Sheltered Retirement Plans

Shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); 403(b) plans and other tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Contact the transfer agent by mail or call Shareholder Services at (877) 322-0576 for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call Shareholder Services about the IRA custodial fees.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund.Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Cashier’s checks and bank official checks in amounts less than $10,000 will also be accepted for IRA transfers from other financial institutions.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

How to Redeem Shares

You may receive redemption payments in the form of a check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from the shareholder’s Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Roosevelt Multi-Cap Fund	Overnight:	Roosevelt Multi-Cap Fund
c/o Unified Fund Services, Inc.	c/o Unified Fund Services, Inc.
P.O. Box 6110	2960 North Meridian Street, Suite 300
Indianapolis, Indiana 46206-6110	Indianapolis, Indiana 46208

Your request for a redemption must include your letter of instruction, including the Fund’s name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. The Fund may also require a signature guarantee for redemptions of $25.000 or more. Signature guarantees are for the protection of shareholders. All redemptions requiring signature guarantees must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at (877) 322-0576 if you have questions. At the discretion of the Fund or the Fund’s transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account (up to $25,000) in the Fund by calling Shareholder Services at (877) 322-0576. You must first complete the optional Telephone Redemption and Exchange section of the investment application or provide a signed letter of instruction with the proper signature guarantee stamp to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or its transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent anticipates difficulties in receiving and in a timely fashion responding to telephone requests for redemptions. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

Fund Policy on Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. Unified Fund Services, Inc. performs automated monitoring of short term trading activity with respect to the Fund. Instances of suspected short tem trading are investigated by the compliance department. If an instance is deemed a violation of the short term trading policies of the Fund, then the Fund’s adviser is notified and action, such as suspending future purchases, is taken. A quarterly certification reporting any instances of short term trading in violation of the Fund's policies is provided to the Board of Trustees.

While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (each, a “Financial Intermediary”). Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. Consequently, the Fund may not have knowledge of the identity of investors and their transactions. Under a federal rule, the Fund is required to have an agreement with many of its Financial Intermediaries obligating the Intermediaries to provide, upon the Fund’s request, information regarding the Financial Intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even with such an agreement in place. Certain Financial Intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. The Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interests of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information

If you are not certain of the requirements for a redemption please call Shareholder Services at (877) 322-0576. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.

Redemption proceeds sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund. Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $1,000 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. In such event, the Fund will provide notice to shareholders, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary liquidation will create a capital gain or capital loss, which may have tax consequences about which you should consult your tax adviser.

Determination of Net Asset Value

The price you pay for your shares is based on the Fund’s net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the closing price reported by the exchange on which the securities are traded. Lacking a closing price, a security is valued at its last bid price except when, in the adviser’s opinion, the last bid price does not accurately reflect the current value of the security. If market quotations are not readily available or do not reflect a fair value, or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects a value, assets will be valued by the Fund’s adviser at a fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. Fair valuation, also is permitted if, in the adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, or the adviser is aware of any other data that calls into question the reliability of market quotations. Without fair valuation, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair valuation policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon sale of a security. The Fund may invest in portfolio securities that are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares and, as a result, the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Dividends, Distributions, and Taxes

Dividends and Distributions

The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any realized net capital gains. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of short-term and/or long-term capital gains.

Taxes

Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as described below (including in the table). Dividends normally will be distributed by the Fund on an annual basis.

The Fund will normally distribute net realized capital gains to its shareholders once a year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividends and capital gain distributions are not cashed within 180 days; or
•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment in the Fund.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the tax liabilities described in the chart below for taxable accounts.

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively, the “Tax Acts”).

Type of Transaction	Tax Status

Qualified dividend income	Generally maximum 15% on non-corporate taxpayers
Net short-term capital gain distributions	Ordinary income rate
Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*
Sales of shares (including redemptions) owned more than one year	Gains taxed at generally maximum 15% on non-corporate taxpayers*
Sales of shares (including redemptions) owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules
*For gains realized between May 6, 2003 and December 31, 2010.

Under the Tax Acts, effective for taxable years after December 31, 2002 through December 31, 2010, designated dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND

Adviser

The Roosevelt Investment Group, Inc., 317 Madison Ave., Suite 1004, New York, New York 10017, serves as investment adviser to the Fund. Founded in 1990 by Arthur Sheer, the adviser’s clients consist primarily of corporations, pension accounts, non-profits, endowments and high net worth individuals. As of January 1, 2010, the adviser had over $5 billion in assets under management.

During the fiscal year ended November 30, 2009, the Fund paid the adviser a fee equal to 1.00% of its average daily net assets. The adviser pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense of securities sold short), fees and expenses of independent trustees, extraordinary expenses, Rule 12b-1 fees and expenses, and any indirect expenses (such as fees and expenses of acquired funds). In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund’s expenses, except those specified above, are paid by the adviser. The adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

A discussion of the factors that the Board of Trustees considered in approving the Fund’s management agreement is included in the Fund’s annual report to shareholders for the fiscal year ended November 30, 2009.

If you invest in the Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other Financial Intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some Financial Intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some Financial Intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the Financial Intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the Financial Intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the Financial Intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the adviser may pay a fee to Financial Intermediaries for such services.

To the extent that the adviser, not the Fund, pays a fee, sometimes referred to as “revenue sharing,” to a Financial Intermediary for distribution or shareholder servicing, the adviser may consider a number of factors in determining the amount of payment associated with such distribution or services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the Financial Intermediary. Although neither the Fund nor the adviser pays for the Fund to be included in a Financial Intermediary’s “preferred list” or other promotional program, some Financial Intermediaries that receive compensation as described above may have such programs in which the Fund may be included. The adviser may pay for the opportunity to distribute the Fund through a Financial Intermediary’s system. Financial Intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by Financial Intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Portfolio Managers

Mr. Arthur Sheer has been solely responsible for determining the investment strategy to be used by, and the advice to be given to, the Fund since the inception of its predecessor in 2001.  Messrs. Meyer, Roscoe, Sheer and Shah are members of the Adviser’s Investment Committee who are responsible for providing research and analyses of portfolio securities, assisting Mr. Sheer in implementing the investment strategy of the Fund and providing day-to-day management of the Fund.

Arthur Sheer - Chairman, CEO, and Chief Investment Officer of the Adviser, and a lead portfolio manager for the adviser’s Global Enhanced Fixed Income and Mid-/Large-Cap strategies.  Mr. Sheer has been primarily responsible for the day-to-day management of the Fund since the inception of the Fund’s predecessor in 2001.  Mr. Sheer founded the adviser in 1990.  He has 39 years’ experience in the securities industry, including as Research Group Leader of First National Bank of Chicago; Portfolio Manager of Keystone Custodian Funds & Fidelity Management; and as Chief Investment Officer at J. Rothschild and Rothschild affiliated companies.  Mr. Sheer received his B.S. from the University of Rhode Island in 1968 and his MBA from Babson College in 1969.

Robert Meyer, CFA – Managing Director and Portfolio Manager of the adviser.  Mr. Meyer has 45 years of experience in the securities industry.  He joined the adviser in 2007 and, prior to that, he was an owner of Ehrlich Meyer Associates from 1993 to 2007. He was also a Director of Research of Fahnestock & Co. and H.C.Wainwright & Co.  Mr. Meyer received his BA from Harvard College in 1962 and his MBA from Harvard Business School in 1964.

John Roscoe, CFA - Portfolio Manager of the adviser.  Mr. Roscoe has 15 years of experience in the securities industry.  He joined the adviser in 2008, and prior to that he worked in Investment Management at Morgan Stanley from 1997 to 2007; an Analyst with Rockefeller & Co; and a Manager in the Treasury Division of Pfizer.  He received his B.S. in 1985 and his MBA  in 1990 from Cornell University.

Jason Sheer, CFA - Portfolio Manager and Securities Analyst, and a lead portfolio manager of the adviser’s Mid-/Large-Cap Core strategy.  Mr. Sheer joined the adviser in 2005.  Prior to that time, he was attending George Washington University where he earned his MBA in 2005 and prior to that, he received his BA from Tulane University in 1999.

Nainesh Shah, CFA - Senior Securities Analyst.  Mr. Shah has 22 years of experience.  He joined the adviser in 1994.  Prior to that, he was an Industrial Engineer involved in project financing and industrial cost accounting for Tara Textiles Pvt. Ltd from 1984 to 1989.  He received his B.S. from the University of Baroda, India in 1984 and his MBA from Dalhousie University in 1992.

The Fund’s Statement of Additional Information provides additional information about the Fund’s portfolio managers, including their compensation, other accounts that they manage, and ownership of shares of the Fund.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund (including the Predecessor Fund), assuming reinvestment of all dividends and distributions. This information has been audited by Cohen Fund Audit Services, Ltd., independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request without charge.

Roosevelt Multi-Cap Fund
Financial Highlights
(For a share outstanding during the period)

	Year Ended November 30,		Year Ended November 30,		Year Ended November 30,	Year Ended November 30,	Year Ended November 30,
	2009		2008		2007	2006	2005

Selected Per Share Data
Net asset value, beginning of year	$ 13.12		$ 18.87		$ 15.94	$ 15.07	$ 14.18

Income from investment operations
Net investment income (loss)	0.11	(a)	0.10	(a)	0.01	0.04	0.02
Net realized and unrealized gain (loss)	1.38		(4.77)		3.26	1.67	1.92
Total from investment operations	1.49		(4.67)		3.27	1.71	1.94

Less Distributions to shareholders:
From net investment income	(0.16)		-		(0.04)	(0.02)	-
From net realized gain	-		(1.08)		(0.30)	(0.82)	(1.05)
Total distributions	(0.16)		(1.08)		(0.34)	(0.84)	(1.05)

Net asset value, end of year	$ 14.45		$ 13.12		$ 18.87	$ 15.94	$ 15.07

Total Return (b)	11.52%		-26.33%		20.90%	11.82%	14.47%

Net assets, end of year (000)	$ 136,633		$ 54,837		$ 27,163	$ 13,788	$ 6,415
Ratio of expenses to average net assets	1.26%		1.26%		1.27%	1.28%	1.10%
Ratio of net investment income (loss) to
average net assets	0.87%		0.63%		0.05%	0.36%	0.21%
Portfolio turnover rate	120.62%		109.79%		146.35%	102.70%	85.58%

(a) Per share net investment income has been calculated using the average shares method.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on the Fund’s policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest semi-annual or annual period.

Call Shareholder Services at (877) 322-0576to request free copies of the SAI and the Fund’s Annual and Semi-Annual reports, to request other information about the Fund and to make shareholder inquiries. Alternatively, the Fund’s SAI and Annual and Semi-Annual reports will also be made available, free of charge, at the Fund’s Internet site at www.rooseveltmcf.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Investment Company Act #811-21237

ROOSEVELT MULTI-CAP FUND (BULLX)

A Series of the Unified Series Trust

STATEMENT OF ADDITIONAL INFORMATION

March  31, 2010

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the Roosevelt Multi-Cap Fund dated March 31, 2010. This SAI incorporates by reference the annual report to shareholders of the Roosevelt Multi-Cap Fund for the fiscal year ended November 30, 2009 (“Annual Report”). A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208 or by calling Shareholder Services at (877) 322-0576.

TABLE OF CONTENTS	PAGE
DESCRIPTION OF THE TRUST AND THE FUND	1
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	2
INVESTMENT LIMITATIONS	11
THE INVESTMENT ADVISER	13
TRUSTEES AND OFFICERS	16
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	24
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	25
PORTFOLIO TURNOVER	23
PORTFOLIO TRANSACTIONS AND BROKERAGE	26
DISCLOSURE OF PORTFOLIO HOLDINGS	27
DISTRIBUTION PLAN	29
DETERMINATION OF NET ASSET VALUE	27
REDEMPTION IN-KIND	30
STATUS AND TAXATION OF THE FUND	31
CUSTODIAN	33
FUND SERVICES	33
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	34
DISTRIBUTOR	34
PROXY VOTING POLICIES	32
FINANCIAL STATEMENTS	35

DESCRIPTION OF THE TRUST AND THE FUND

The Roosevelt Multi-Cap Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”). The Trust is an open-end management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The investment adviser to the Fund is The Roosevelt Investment Group, Inc. (the “Adviser”).

Effective as of September 23, 2005, the Fund (previously known as the Abacus Bull Moose Growth Fund) acquired all the assets of the Bull Moose Growth Fund, a series of AmeriPrime Advisors Trust (the “Predecessor Fund”), in a tax-free reorganization. The Predecessor Fund commenced operations on December 21, 2001. The Fund changed its name from The Roosevelt Anti-Terror Multi-Cap Fund to The Roosevelt Multi-Cap Fund effective as of July 10, 2008.

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. The Fund will provide notice to the shareholders if the Board determines, in its sole judgment, to liquidate the Fund, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary liquidation will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and this SAI.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use.

A.        Equity Securities – The Fund may invest in U.S. or foreign equity securities, which include common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), convertible securities consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock, and securities of other investment companies. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The Fund may invest in other equity securities including securities of other investment companies (including mutual funds and exchange-traded funds (“ETFs”)) that invest primarily in equity securities. In addition, the Fund may invest in equity real estate investment trusts (“REITs”). Equity REITs trade like common stocks and invest directly in real estate, or other readily marketable securities that are issued by companies investing in, or that are secured by, real estate or real estate interests.

ADRs, GDRs and EDRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate. See “Foreign Securities” herein.

Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Services, Inc. (“Moody’s”) although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Adviser expects, however, that generally the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Adviser. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

In addition to investing directly in common stocks, the Fund may invest in exchange traded funds. Changes in the price of an ETF tracks the movement of the associated Index relatively closely. When the Fund invests in exchange-traded funds, it will indirectly bear its proportionate share of any fees and expenses payable directly by such exchange-traded fund. In connection with such investments, the Fund will incur higher expenses, many of which may be duplicative.

B.        Convertible Securities - A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics, such as (a) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (b) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (c) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

C.        Corporate Debt Securities - Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements.

Lower quality corporate debt securities are those rated BBB or lower by Standard & Poor’s Corporation (“S&P”), Baa or lower by Moody’s Investors Services, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality (commonly called “junk bonds”). These securities are not considered to be investment grade and often are considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness or changes in economic conditions. The market prices of these securities will fluctuate over time, may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. The market for lower quality securities may be less liquid than the market for securities of higher quality. Furthermore, the liquidity of lower quality securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher quality securities, and it also may be more difficult during certain adverse market conditions to sell lower quality securities at favorable prices to meet redemption requests or to respond to changes in the market. The Fund will not invest more than 10% of the value of its net assets in junk bonds. If, as a result of a downgrade, the Fund holds more than 10% of the value of its assets in junk bonds, the Fund will take action to reduce the value of such securities below 10%.

D.        Zero Coupon Bonds - The Fund may invest in zero coupon bonds issued by corporations as well as government agencies and instrumentalities. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value and redeemed at face value. The issuer of the bond avoids the need to generate cash to meet current interest payments and, accordingly, these bonds may involve greater risk than debt securities that make regular interest payments. The Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change.

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency, or by a corporation.

E.        Foreign Securities - The Fund may invest in foreign securities, directly or through depositary receipts such as ADRs, EDRs or GDR. When the Fund invests in ADRs or other dollar-denominated foreign securities, it generally will not be subject to currency risk. The Fund may invest in both foreign equity and fixed income securities. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

          Foreign government obligations generally consist of debt securities supported by national, state or provincial governments or similar political units or governmental agencies. Such obligations may or may not be backed by the national government’s full faith and credit and general taxing powers. Investments in foreign securities also include obligations issued by international organizations. International organizations include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related government agencies. Examples are the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. In addition, investments in foreign securities may include debt securities denominated in multinational currency units of an issuer (including international issuers). An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Economic Community, more commonly known as the Common Market.

Purchases of foreign fixed income securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

The Fund may invest in foreign securities of issuers in industrialized, as well as emerging market countries. The world’s industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The world’s emerging markets generally include but are not limited to the following: Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, and Turkey.

Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that any favorable economic and political developments could be slowed or reversed by unanticipated events. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many emerging market countries. Finally, even though certain foreign currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

F.        Brady Bonds - The Fund may invest in “Brady bonds,” which have been issued by the governments of Argentina, Brazil, Costa Rica, Mexico, Nigeria, Philippines, Uruguay and Venezuela. Most Brady bonds are currently rated below BBB by S&P or Baa by Moody’s.

The Brady Plan was conceived by the U.S. Treasury in the 1980’s in an attempt to produce a debt restructuring program which would enable a debtor country to (i) reduce the absolute level of debt of its creditor banks, and (ii) reschedule its external debt repayments, based upon its ability to service such debts by persuading its creditor banks to accept a debt write-off by offering them a selection of options, each of which represented an attractive substitute for the nonperforming debt. Although it was envisaged that each debtor country would agree to a unique package of options with its creditor banks, the plan was that these options would be based upon the following: (i) a discount bond carrying a market rate of interest (whether fixed or floating), with principal collateralized by the debtor country with cash or securities in an amount equal to at least one year of rolling interest; (ii) a par bond carrying a low rate of interest (whether fixed or floating), collateralized in the same way as in (i) above; and (iii) retention of existing debt (thereby avoiding a debt write-off) coupled with an advance of new money or subscription of new bonds.

The Fund may invest in either collateralized or uncollateralized Brady bonds. U.S. dollar-denominated, collateralized Brady bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

G.       U.S. Government Securities - The Fund may invest inU.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. It is possible that the U.S. government would not provide financial support to its agencies if not required to do so by law. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal Home Loan Banks are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. If a U.S. government agency in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund's share price could fall.

The Fund may invest in Treasury Inflation-Protected Securities, often called TIPS, which are government issued securities whose value is linked to the inflation rate. Like Treasury bills, bonds and notes, TIPS are backed by the full faith and credit of the United States government. TIPS are liquid securities that can be bought and then resold at any time on the open market or directly to the Treasury Department. TIPS pay a fixed interest rate; however, the principal is adjusted every six months based on the changes in the Consumer Price Index (CPI). If inflation rises, the principal of the bond increases; if deflation occurs, the principal decreases. The Fund can never receive less than the original principal if it holds the TIPS to maturity. The Fund will receive the inflation adjusted principal or the original principal, whichever is greater, when the bonds mature.

H.        Investment Company Securities. The Fund may invest in shares of other investment companies, such as other mutual funds, money market funds, and exchange-traded funds (“ETFs”). The Fund may invest in money market mutual funds in connection with its management of daily cash positions. The Fund may invest in ETFs that meet its investment strategy and, from time to time for defensive purposes and otherwise, ETFs that do not meet such investment strategy. The Fund may also invest in various sector and sub-sector ETFs. Additionally, the Fund may invest in new exchange-traded shares as they become available. As a shareholder of an investment company, the Fund may indirectly bear its pro rata portion of service and other fees of such other investment company, which are in addition to the fees the Fund pays its service providers. ETFs in particular are also subject to the following additional risks: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

          Commodity ETFs. To the extent that the Fund invests in commodity ETFs, it will be subject to additional risks. Commodity ETFs invests in commodities such as gold or silver, and their values are highly dependent on the prices of the related commodity. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity ETFs generally may derivatives, such as futures, options and swaps, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default). In addition, an investment in a commodity ETF may not constitute a good security or generate good income for purposes of the RIC test (described under “Status and Taxation of the Fund”).  In general, for an investment to constitute a good security and generate good income: either (i) the underlying asset must be a “security” as defined under 1940 Act, or (ii) the investment must represent a hedge by the Fund against investments in similar stocks. In contrast, an investment in a commodity ETF represents a proportionate investment in the underlying commodity in which such ETF invest (such as gold), which typically is not considered a “security” under the 1940 Act.

Leveraged or Inverse Exchange-Traded Funds.  The Fund may invest in leveraged and/or inverse ETFs, including multiple inverse (or ultra-short) ETFs.  These ETFs are subject to additional risk not generally associated with traditional ETFs.  Leveraged ETFs seek to multiply the performance of the particular benchmark that is tracked (which may be an index, a currency or other benchmark). Inverse ETFs seek to negatively correlate to the performance of its benchmark. These ETFs seek to achieve their returns by using various forms of derivative transactions, including by short-selling the underlying index. Ultra-short ETFs seek to multiply the negative return of the tracked index (e.g., twice the inverse return). As a result, an investment in an inverse ETFs will decrease in value when the value of the underlying index rises. For a example, an inverse ETF tracking the S&P 500 Index will gain 1% when the S&P falls 1% (if it is an ultra-short ETF that seeks twice the inverse return, it will gain 2%), and will lose 1% if the S&P 500 gains 1% (if an ultra short ETF that seeks twice the inverse return, it would lose 2%).  By investing in ultra-short ETFs and gaining magnified short exposure to a particular index, the Fund can commit less assets to the investment in the securities represented on the index than would otherwise be required.

Leveraged and inverse ETFs typically determine their inverse return on a day-to-day basis and, as a result, there is no guarantee that the ETF’s actual long term returns will be equal to the daily return that the fund seeks to achieve.  For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a double inverse ETF may in fact be considerably less than two times the long-term inverse return of the tracked index.  Furthermore, because these ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of their derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of the Fund’s investment to lose value.  Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the leveraged or inverse ETF and, indirectly, to the Fund. The use of these techniques by the leveraged or inverse ETF will make the Fund’s investment in such ETF more volatile than if the Fund will to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivate instruments. However, by investing in an inverse ETF rather than directly purchasing and/or selling derivative instruments, the Fund will limit its potential loss solely to the amount actually invested in the ETF (that is, the Fund will not lose more than its principal amount).  Inverse ETFs may also incur capital gains, some of which may be taxed as ordinary income, thereby, increasing the amounts of the Fund’s taxable distributions.

          Closed End Funds.The structure of a closed-end fund poses additional risks than are involved when investing in most open-end funds. For example, closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. If a closed-end fund’s underlying market rises and the fund’s discount narrows or its premium widens, the price return of the closed-end fund — the actual return to the shareholder — will be greater than the fund’s NAV return. Generally, demand for the type of asset class in which a closed-end fund invests will drive changes in and levels of premiums and discounts. Interest rate risk is one of two major factors that triggers changes in a closed-end fund’s premium/discounts. When interest rates rise, bond prices (and consequently the net asset values of income funds — municipal-bond funds, preferred-stock funds, etc.) decline. Declining bond prices may cause a closed-end fund’s price to decline faster as investors sell their shares in the open market. On the other hand, the opposite scenario also occurs. When rates fall and the net asset values of income-oriented closed-end funds rise, their prices tend to rise faster as investors buy in, resulting in narrower discounts and wider premiums. A second factor that may contribute to changes in premium/discount without necessarily a change in net asset value is low trading volumes and liquidity in the shares of the closed-end fund. Most closed-end funds trade actively, and their shares are liquid. Some closed-end funds, however, trade less actively, and may not be very liquid. The market price of a closed-end fund’s shares may also be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions and other factors beyond the control of a closed-end fund. Overall stock market risks may also affect the value of closed end funds.  Factors such as domestic economic growth and market conditions and political events may affect the securities markets and from time to time can cause markets to fall substantially.  During periods of extreme market volatility, closed-end funds may be subject to these market risks.  For example, the price of a closed-end fund that holds a portfolio of fixed income securities generally may fall on the days that equity markets experience significant losses. The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than or equal to net asset value.

          Another feature that distinguishes closed-end funds from open-end mutual funds is their ability to leverage a higher percentage of their assets (that is, use borrowed money to buy additional assets). Closed-end funds use several different methods to borrow money — issuing preferred stock, entering into reverse repurchase agreements and dollar rolls, borrowing under bank lines of credit, and so on. Leverage can provide higher yields and potentially higher returns for closed-end fund investors, but it also increases overall risk and the volatility of the investment. The maximum leverage ratio depends on how a closed-end fund leverages its assets — 33% if debt is used, 50% if preferred stock is used. Thus, a closed-end fund with $100 million in net assets may borrow an additional $50 million, so that the borrowed amount ($50 million) is 33% of the total assets ($150 million). Although closed-end funds rarely deleverage their assets completely, sometimes such funds may be forced to reduce leverage when the underlying market weakens dramatically, causing the fund’s total assets to decline to a level where the leverage ratio exceeds the permitted maximum. A forced reduction in leverage can lead to a dividend reduction if the closed-end fund’s earnings that had been produced by the previously leveraged assets decline.

Closed-end funds usually are offered only once at their initial public offering price and are not actively marketed, although most closed-end funds trade actively and their shares are liquid. The Fund will invest in closed-end funds that trade on a national or international exchange. Some closed-end funds trade less actively and may not be very liquid. To the extent that the Fund invests in a thinly-traded closed-end fund, the Fund may be subject to the risk that it cannot close out of a position at any time it desires. When the Fund attempts to trade a greater number of shares than the average daily volume of the closed-end fund, the selling pressure will cause the closed-end fund’s price to fall and its discount to widen suddenly, causing a sharp decline in the value of the closed-end fund.

I.        Real Estate Investment Trusts. A real estate investment trust (“REITs”) is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. In addition, REITs are generally subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Risks associated with REIT investments include the fact that equity REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts.

INVESTMENT LIMITATIONS

A.        Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.         Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.         Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (“SEC”) or its staff.

3.         Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.         Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.         Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.         Loans.The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.         Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.         Diversification. The Fund will not invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s Fundamental investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B.        Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations-Fundamental” above).

1.         Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.         Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

3.         Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4.         Illiquid Investments. The Fund will not purchase illiquid securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

THE INVESTMENT ADVISER

The Roosevelt Investment Group, Inc., 317 Madison Ave., Suite 1004 New York, New York 10017 is the Fund’s investment adviser. Arthur Sheer owns at least 75% of the outstanding voting shares of the Adviser and may be deemed to be a controlling person of the Adviser.

Under the terms of the management agreement (the “Agreement”), the Adviser is responsible for managing the Fund’s investments, subject to oversight by the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. The Adviser pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the independent trustees, extraordinary expenses, 12b-1 expenses and indirect expenses (such as fees and expenses of acquired funds).

The following table describes the advisory fees paid to the Adviser by the Fund for the last three fiscal years:

Fiscal Year Ended	Net Advisory Fees Paid
November 30, 2007	$196,772
November 30, 2008	$378,833
November 30, 2009	$1,016,855

The Adviser retains the right to use the Fund’s name in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the Fund’s name automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not.

To the extent that the Adviser, not the Fund, pays a fee, sometimes referred to as “revenue sharing”, to a Financial Intermediary for distribution or shareholder servicing, the Adviser may consider a number of factors in determining the amount of payment associated with such distribution or services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the Financial Intermediary. Although neither the Fund nor the Adviser pays for the Fund to be included in a Financial Intermediary’s “preferred list” or other promotional program, some Financial Intermediaries that receive compensation as described above may have such programs in which the Fund may be included. The Adviser may pay for the opportunity to distribute the Fund through a Financial Intermediary’s system. Financial Intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by Financial Intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Managers

          Mr. Arthur Sheer has been solely responsible for determining the investment strategy to be used by, and the advice to be given to, the Fund since the inception of its predecessor in 2001.  Messrs. Meyer, Roscoe, Sheer and Shah are members of the Adviser’s Investment Committee who are responsible for providing research and analyses of portfolio securities, assisting Mr. Sheer in implementing the investment strategy of the Fund and providing day-to-day management of the Fund. As of November 30, 2009, Mr. Arthur Sheer and the members of the Investment Committee (each a “Portfolio Manager”) as a group were responsible for management of the following types of other accounts in addition to the Fund:

Total Accounts By Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies: 0 Pooled Investment Vehicles: 1 Other Accounts: 11,499	Registered Investment Companies: N/A Pooled Investment Vehicles: $118,773 Other Accounts: $3,464,203,096	Registered Investment Companies: N/A Pooled Investment Vehicles: 0 Other Accounts: 0	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A

Each Portfolio Manager is compensated for his services by the Adviser. Each Portfolio Manager’s compensation consists of a fixed salary and an annual bonus based on one or more of the following: (i) the quality of research contributions, (ii) the performance of stock recommendations (iii) overall contribution to the firm’s success., and (iv) the success of the firm. Finally, each Portfolio Manager may participate in the Adviser’s equity distribution program. As of November 30, 2009, the Portfolio Managers owned shares of the Fund in the following ranges:

Portfolio Manager	Dollar Range of Fund Shares
Arthur Sheer	None
Robert Meyer	None
Jason Sheer	$50,001 - $100,000
John Roscoe	None
Nainesh Shah	None

Certain Portfolio Managers provide investment advisory and other services to clients other than the Fund. In addition, each Portfolio Manager may carry on investment activities for his own account(s) and/or the accounts of family members. The Fund has no interest in these activities. As a result of the foregoing, these Portfolio Managers are engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities. For example, a Portfolio Manager may manage such other accounts on terms that are more favorable than the terms on which the Adviser manages the Fund, such as in cases where the Adviser receives higher fees from the other accounts than the management fee received from the Fund.

There may be circumstances under which a Portfolio Manager will cause one or more other accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund’s assets that the Portfolio Manager commits to such investment. There also may be circumstances under which a Portfolio Manager purchases or sells an investment for the other accounts and does not purchase or sell the same investment for the Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for the other accounts.

It is the Adviser’s policy that investment decisions for all accounts that a Portfolio Manager manages be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting the accounts and that investment transactions and opportunities be fairly allocated among the Fund and other accounts. For example, the Adviser has written policies and procedures with respect to allocation of block trades and/or investment opportunities among the Fund and other clients of the Adviser. When feasible, the Portfolio Managers will group or block various orders to more efficiently execute orders and receive reduced commissions in order to benefit the Fund and other client accounts. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made on a pro rata average price per share basis.

TRUSTEES AND OFFICERS

General Qualifications. The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Board Chairman and more than 75% of the Trustees are Independent Trustees. On an annual basis, each Trustee confirms that he or she is not an “interested person” (as such term is defined in the Investment Company Act of 1940, as amended) of the Trust or any adviser, sub-adviser or distributor of the Trust.

          The following table provides information regarding the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”).

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 62) Independent Trustee, December 2002 to present

President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from September 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 63) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 59) Independent Trustee, December 2002 to present

Vice President and General Manager of International Crankshaft Inc., an automotive equipment manufacturing company, 1990-2002; President and Director of International Crankshaft, Inc. since January 2002; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 57) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 60) Independent Trustee, May 2008 to present

Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004) and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 2960 N. Meridian St., Suite 300., Indianapolis, IN 46208.

** The Trust currently consists of 27 series.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, and each officer of the Trust.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 54)*** Trustee, November 2007 to present

Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Melissa K. Gallagher(Age - 44) President, November 2009 to present

Senior Vice President of Unified Fund Services; the

Trust’s Administrator; and President and Treasurer of Unified Financial Securities, the Trust’s Distributor. Employed in various positions with the Administrator and Distributor since September of 2000.

John C. Swhear (Age - 48) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 35) Treasurer and Chief Financial Officer, November 2008 to present

Vice President of Fund Accounting, Financial and Tax Reporting for Unified Fund Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company, including: Senior Accounting Analyst, Accounting Analyst and Fund Balancing Supervisor, from May 2000 through February 2005.

William Murphy, CPA (Age – 46) Assistant Treasurer, November 2008 to present; Interim Treasurer and Chief Financial Officer, February 2008 to November 2008

Manager of Fund Administration for Unified Fund Services, Inc., since October 2007; Treasurer and Principal Financial Officer of Valued Advisers Trust since December 2009; Treasurer and Chief Financial Officer of Dreman Contrarian Funds since February 2008; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.

Lynn E. Wood (Age - 63) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chairman and Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from September 2000 to December 2004; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from September 2000toOctober 2004.

Heather Bonds (Age - 34) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Secretary of Valued Advisers Trust since August 2008; Secretary of RiverNorth Funds since February 2009; Assistant Secretary of Dean Family of Funds from August 2004 to March 2007; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

Tara Pierson (Age - 35) Assistant Secretary, November 2008 to present	Employed by Unified Fund Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present.
*	The address for each trustee and officer of the Trust is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 27 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified

Financial Securities, Inc., the distributor of various series of the Trust.

In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

Stephen A. Little – Mr. Little has been an Independent Trustee of the Trust since its inception in 2002, and he currently serves as Chairman of the Board. He previously served as trustee to three other registered investment companies. In 1993, he founded an investment advisory firm that provides discretionary investment advice and advice on socially responsible investing. Mr. Little previously held NASD Series 6, 7, and 22 licenses. Mr. Little received a B.A. from Wabash College and a M. Div. from Christian Theological Seminary. Prior to completing his education, Mr. Little served in the U.S. Marine Corps. Mr. Little was selected to serve as Trustee of the Trust based primarily on his experience in the investment management industry.

Gary E. Hippenstiel – Mr. Hippenstiel has served as a mutual fund trustee since 1995. He has been an Independent Trustee of the Trust since its inception in 2002, and he currently serves as Chairman of the Audit and Pricing Committees of the Board of Trustees. He previously served as a trustee to three other registered investment companies and a variable insurance trust. In 2008, Mr. Hippenstiel founded an investment consulting firm and he also serves as Chairman of the investment committee for two family foundations. Prior to that, he served as Chief Investment Officer of Legacy Trust Company for 17 years, where he was responsible for establishing investment strategies and selecting and monitoring independent managers of trust accounts. Mr. Hippenstiel was selected as Trustee based primarily on his experience in the investment management industry. He received a B.S. in Business Administration and an MBA Finance from the University Of California, Berkeley.

Daniel J. Condon – Mr. Condon has been an Independent Trustee of the Trust since its inception in 2002. He has also served as trustee of three other registered investment companies. From 1990 to 2002, he has served as Vice President and General Manager of an international automotive equipment manufacturing company, and as President and director of that company since 2002. Mr. Condon received a B.S. in Mechanical Engineering from Illinois Institute of Technology and an MBA from Eastern Illinois University. He also received his registered Professional Engineer license. Mr. Condon was selected as Trustee based on his over 20 years of international business experience.

Ronald C. Tritschler – Mr. Tritschler has been a Trustee of the Trust since its inception in 2002. He also has served as trustee of three other registered investment companies. Since 1989, he has been a director, vice president and general counsel of a company that operates convenience stores and, since 2001, Mr. Tritschler has been CEO, director and general counsel of a national real estate company. He also is a director of a bank holding company. Mr. Tritschler received a B.A. in Business Administration from Baldwin-Wallace College and his J.D. and MBA from the University of Toledo. Mr. Tritschler was selected to serve as a Trustee based primarily on his substantial business and legal experience.

Kenneth G.Y. Grant – Mr. Grant has been an Independent Trustee of the Trust since 2008. He is a founder of a trust company that offers collective investment trust products to qualified plans. Mr. Grant has over 25 years of executive leadership experience, including experience in management, business development for financial services firms, strategic planning, and investing. Mr. Grant also has experience developing trust and plan accounting services for institutional investors. He currently serves as a senior executive of a retirement plan services provider, as senior vice president of a retirement association and as Treasurer of a council of churches. Mr. Grant received his B.A. in Psychology from Syracuse University, his Th.M. in Theology and Ethics from Boston University, and his MBA from Clark University. Mr. Grant was selected to serve as a Trustee based primarily on his substantial experience in the retirement plan and financial services industry.

Nancy V. Kelly – Ms. Kelly has been a Trustee of the Trust since 2007. She has served as Executive Vice President of Huntington National Bank since December 2001. She is active as a community leader and she serves on the Board of several local organizations, including a youth social services agency. Ms. Kelly was selected to serve as a Trustee based primarily on her experience in managing securities-related businesses operated by banks and her senior position within Huntington Bank, which is an affiliate of the Trust’s administrator and distributor and also serves as custodian of the Trust. Ms. Kelly received a B.S. from Hood College and an MBA from Xavier University.

          Risk Management. As part of its efforts to oversee risk management associated with the Trust, the Board has established the Audit Committee, Pricing Committee, and the Advisory Contract Renewal Committee.

•

The Audit Committee consists of Independent Trustees Hippenstiel, Condon, Tritschler and Grant. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board of Trustees. The Audit Committee met four times during the year ended December 31, 2009.

•

The Pricing Committee of the Board of Trustees is responsible for reviewing and approving fair valuation determinations.  The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value.  In addition to review and approvals of specific fair valuations, the Pricing Committee met four times during the year ended December 31, 2009.

•

The Advisory Contract Renewal Committee is responsible for conducting due diligence on the initial approval and subsequent renewals of investment advisory contracts between the Trust and the advisers and sub-advisers to each series of the Trust, and making a recommendation to the full Board of Trustees regarding approvals and renewals of these contracts. The Committee reviews materials of the type required by Section 15(c) of the Investment Company Act of 1940, which are provided by the investment advisers and sub-advisers and the Trust's Administrator. The Committee also conducts interviews of advisers and sub-advisers to the Trust. The Advisory Contract Renewal Committee is comprised of all of the Trustees, although at least two Independent Trustees are required to establish a quorum. This Committee held four meetings during the year ended December 31, 2009.

          Each Committee meets at least quarterly, and reviews reports provided by administrative service providers, legal counsel and independent accountants. The Independent Trustees have engaged their own independent legal counsel to provide advice on regulatory, compliance and other topics. The Committees report directly to the Board of Trustees.

          The Board has engaged on behalf of the Trust a full-time Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. He reports to the Board at least quarterly any material compliance items that have arisen, and annually he provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and sub-advisers. Periodically the CCO provides reports to the Board that:

•	Assess the quality of the information the CCO receives from internal and external sources;
•	Assess how Trust personnel monitor and evaluate risks;
•	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;
•	Consider feedback from and provide feedback regarding critical risk issues to Trust and administrative and advisory personnel responsible for implementing risk management programs; and
•	Consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance programs as necessary to meet new regulations or industry developments.

          The Trustees meet in-person on a quarterly basis, typically for two days of meetings. Trustees also participate in special meetings and conference calls as needed. In addition to Board meetings, Trustees also participate in teleconferences each quarter to review and discuss 15(c) materials, and to interview advisors and sub-advisors whose contracts are up for renewal. Legal counsel to the Trust provides quarterly reports to the Board regarding regulatory developments. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to the series of the Trust:

(1)	Fund Performance/Morningstar Report/Portfolio Manager’s Commentary
(2)	Code of Ethics review
(3)	NAV Errors, if any
(4)	Distributor Compliance Reports
(5)	Timeliness of SEC Filings
(6)	Dividends and other Distributions
(7)	List of Brokers, Brokerage Commissions Paid and Average Commission Rate
(8)	Review of 12b-1 Payments
(9)	Multiple Class Expense Reports
(10)	Anti-Money Laundering/Customer Identification Reports
(11)	Administrator and CCO Compliance Reports
(12)	Marketing Timing Reports

          The Board of Trustees has not adopted a formal diversity policy. When soliciting future nominees for Trustee, the Board will make efforts to identify and solicit qualified minorities and women. On an annual basis, the Board of Trustees conducts an assessment of the Board’s and the Trustees’ individual effectiveness in overseeing the Trust. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

  The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2009.

Trustee	Dollar Range of the Fund’s Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald C. Tritschler	None	None
Stephen A. Little	None	None
Daniel J. Condon	None	None
Kenneth G.Y. Grant	None	$1 – 10,000
Nancy V. Kelly	None	None

* The Trust currently consists of 27 series.

          Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by the Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and the Fund incurs its pro rata share of expenses based on the number of existing series in the Trust. As a result, the amount paid by the Fund will increase or decrease as new series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$ 1,778[2]	$0	$0	$48,000
Stephen A. Little, Chairman of the Board	$1,778[2]	$0	$0	$48,000
Daniel J. Condon, Trustee	$1,407[3]	$0	$0	$38,000
Ronald C. Tritschler, Trustee	$1,407[3]	$0	$0	$38,000
Kenneth G.Y. Grant, Trustee	$1,407[3]	$0	$0	$38,000

Interested Trustees and Officers	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Nancy V. Kelly, Trustee	$0	$0	$0	$0
Melissa K. Gallagher, President and CEO	$0	$0	$0	$0
John C. Swhear, Senior Vice President	$0	$0	$0	$0
Christopher E. Kashmerick, Treasurer and CFO	$0	$0	$0	$0
William Murphy, Assistant Treasurer	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$5,852[4]	$0	$0	$158,000[5]
Heather Bonds, Secretary	$0	$0	$0	$0
Tara Pierson, Assistant Secretary	$0	$0	$0	$0

[1]The Trust currently consists of 27 series.

[2] During the fiscal year ended November 30, 2009, each Trustee received a total of $1,747 from the Fund.

[3] During the fiscal year ended November 30, 2009, each Trustee received a total of $1,383 from the Fund.

[4] During the fiscal year ended November 30, 2009, the CCO received a total of $7,709 from the Adviser.

5 This amount does not include the value of benefits provided to the CCO. In addition to the CCO’s salary listed in the table, the CCO is allocated $25,000 for potential bonus compensation, as well as to pay for the CCO’s expenses in connection with compliance-related activities, including audits of advisors to the series of the Trust, attendance at compliance seminars, etc. These expenses are shares, pro rata, by each series of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

As of March 15, 2010, the Fund had the following control persons or principal shareholders.

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104	22.65%	Record
Prudential Investment Management 100 Mulberry Street Newark, NJ 07102	12.84%	Record

National Financial Services Corp. 200 Liberty Street World Financial Center New York, NY 10281	8.24%	Record
Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246	5.42%	Record
Nationwide Trust Company P.O. Box 182029 Columbus, OH 43218	5.10%	Record

As of March 15, 2010, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the Fund.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

When you open an account with the Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TURNOVER

The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. The Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. For the fiscal years ended November 30, 2008 and 2009, the Fund’s portfolio turnover rate was 109.79% and 120.62%, respectively.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. For the fiscal year ended November 30, 2009, the Fund directed the following Fund brokerage transactions to brokers who provided research services to the Adviser:

Brokerage Transactions Directed	Brokerage Commissions Paid
$291,834,775	$498,000

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. Blocked transactions may also occur between the Fund and employees of the Adviser; however in the event that the entire blocked order is not filled, the purchase or sale by the Fund will have priority over the purchase or sale by employees of the Adviser.

The following table provides information regarding the amount of brokerage commissions paid by the Fund for the last three fiscal years:

Fiscal Year Ended	Brokerage Commissions Paid
November 30, 2007	$70,056
November 30, 2008	$158,081
November 30, 2009	$573,344

The Trust, the Adviser and the Fund’s distributor have each adopted a Code of Ethics (the “Code”) pursuant to Rule 17j-1 of the 1940 Act, and the Adviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Fund, free of charge, by calling Shareholder Services at (877) 322-0576. You may also obtain copies of the Trust’s Code from documents filed with the SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator

and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisers at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Fund has ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Adviser nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. The Fund also will post its complete portfolio holdings on its website (if the Fund has a website) within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. If the Fund does not have a website or the website is for some reason inoperable, the information will be supplied to Rating Agencies no more frequently than monthly and on a delayed basis.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Trust’s Chief Compliance Officer (“CCO”). The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund’s portfolio holdings to the CCO, who will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). The Plan permits the Fund to pay for certain distribution and promotion expenses related to marketing shares of the Fund. The amount payable annually by the Fund is 0.25% of its average daily net assets.

Under the Plan, the Fund or the Adviser may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Adviser may, from time to time, deem advisable; and (g) costs of implementing and operating the Plan.

The Trustees expect that the Plan could significantly enhance the Fund’s ability to expand distribution of shares of the Fund. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.

The Plan was approved by the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person at a meeting held on September 12, 2005. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the applicable class. Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent Trustees. The Fund paid distribution fees of $254,214 related to the fiscal year ended November 30, 2009. The fees were used for payments to broker-dealers and other sponsors of mutual fund sales platforms.

DETERMINATION OF NET ASSET VALUE

The price (net asset value) of the shares of the Fund is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see “Determination of Net Asset Value” in the Prospectus.

Equity securities generally are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith according to guidelines established by the Board of Trustees. The Fund’s Administrator maintains a pricing review committee, which consults a member of the Board of Trustees’ Pricing Committee when reviewing fair value prices (if any) provided by the Adviser. Fair valued securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

Fixed income securities are valued by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, according to guidelines established by the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

The Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, pursuant to an election by the Trust on behalf of the Fund under Rule 18f-1 of the 1940 Act, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, and intends to continue to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If the Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends the Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are generally subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of November 30, 2009, the Fund had available for federal tax purposes an unused capital loss carryforward of $11,711,367, which expires as follows:

Amount	Expires November 30,
$2,133,282	2016
$9,578,085	2017

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. A Trustee of the Trust is a member of the Custodian’s management. The Custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc. (“Unified”), the

Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. (the “Distributor”), the Fund’s distributor.

For its custodial services, the Custodian receives a monthly fee from the Fund based on the market value of assets under custody. The monthly fee is equal to an annual rate of 0.0125% of the first $75 million of market value; 0.0100% of the next $75 million of market value; and 0.0075% of market value in excess of $150 million. The Custodian also receives various transaction-based fees. Custodial fees are subject to a $250 monthly minimum fee per Fund account.

FUND SERVICES

Unified Fund Services, Inc. (“Unified”), 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208, acts as the Fund’s transfer agent, fund accountant, and administrator. Unified is a wholly-owned subsidiary of Huntington Bancshares, the parent company of the Custodian and the Distributor. Certain officers of the Trust also are officers of Unified.

Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Adviser of $1.25 per shareholder account (subject to a monthly minimum fee of $1,250).

In addition, Unified provides the Fund with fund accounting services, which include certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives a monthly fee from the Adviser equal to an annual rate of 0.05% of the Fund’s average daily net assets up to $50 million, 0.04% of the Fund’s average daily net assets from $50 million to $100 million, 0.03% of the Fund’s average daily net assets from $100 million to $150 million, and 0.02% of the Fund’s average daily net assets over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month).

Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Adviser equal to an annual rate of 0.10% of the Fund’s average daily net assets under $50 million, 0.07% of the Fund’s average daily net assets from $50 million to $100 million, 0.05% of the Fund’s average daily net assets from $100 million to $150 million, and 0.03% of the Fund’s average daily net assets over $150 million (subject to a minimum fee of $2,500 per month). Unified also receives a compliance program services fee of $800 per month from the Adviser.

The following table provides information regarding fees paid by the Adviser (not the Fund) to Unified during the last three fiscal years in connection with its transfer agency, fund accounting and administrative services to the Fund.

Fiscal Year Ended	Fees Paid for Transfer Agent Services	Fees Paid for Fund Accounting Services	Fees Paid for Administrative Services
November 30, 2009	$42,886	$44,090	$83,116
November 30, 2008	$17,184	$20,751	$37,575
November 30, 2007	$16,237	$20,000	$30,000

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd., 800 Westpoint Pkwy, Suite 1100, Westlake, OH 44145 has been selected as independent registered public accountants for the Fund for the fiscal year ending November 30, 2010. Cohen Fund Audit Services, Ltd. performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested, in accordance with applicable law and regulations.

DISTRIBUTOR

Unified Financial Securities, Inc., 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund. Certain officers of the Trust also are officers of the Distributor, and a Trustee of the Trust is an officer of the Custodian, which, together with the Distributor and Unified, are wholly-owned subsidiaries of Huntington Bancshares. As a result, such persons may be deemed to be affiliates of the Distributor.

The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

PROXY VOTING POLICIES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund’s Adviser.

          The Adviser’s policy provides that it will generally direct proxies to be voted in accordance with the recommendations of Glass Lewis & Co., an independent research firm that the Adviser has engaged to provide proxy voting-related research. Proxy issues generally will be reviewed on a case-by-case basis, taking into account the circumstances surrounding the company being analyzed. For example, the voting guidelines provide that it will generally recommend that the Adviser vote in favor of management proposals that seek to protect and enhance the best interest of shareholders by promoting, among other things, (i) director independence, (ii) a record of positive performance, (ii) a breadth and depth of experience with respect to management and directors, (iv) management accountability (with respect to company performance), and (v) transparency and integrity of the financial reporting process. The Adviser has also engaged Broadridge Financial Solutions, Inc. to actually vote proxies in accordance with its directions.

          Pursuant to the Trust’s policy, if a conflict of interest between the Adviser or its affiliates and the Fund arises with respect to any proxy, the Adviser must disclose the conflict to the Trust’s Chief Compliance Officer who will consult with the Board of Trustees on how to vote the proxies. When the Board of Trustees is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon are permitted to participate in the decision of how the Fund’s vote will be cast. The Adviser will then be required to vote the proxy in accordance with the Board’s instructions.

More information. You may obtain a copy of the Trust’s and the Adviser’s proxy voting policies by calling Shareholder Services at (877) 322-0576 or by writing to Unified Fund Services, Inc., the Fund’s transfer agent, at 2960 N. Meridian St., Suite 300, Indianapolis, IN 46206, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record is also available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accountants, required to be included in the Statement of Additional Information, are hereby incorporated by reference to the Fund’s Annual Report to the shareholders for the fiscal year ended November 30, 2009. You can obtain the Annual Report without charge by calling Shareholder Services at (877) 322-0576.

Symons Institutional Funds

Symons Value Institutional Fund (SAVIX)

Symons Capital Appreciation Institutional Fund (SAGIX)

Symons Small Cap Institutional Fund (SSMIX)

PROSPECTUS

March 31, 2010

650 Washington Road, Suite 800

Pittsburgh, Pennsylvania 15228

(877) 679-6667

www.scm-funds.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY SECTION – SYMONS VALUE INSTITUTIONAL FUND

Investment Objective

The investment objective of the Symons Value Institutional Fund (the “Value Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Value Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of the amount redeemed within 60 days of purchase	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution (12b-1) Fees	NONE
Other Expenses	0.91%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses	1.94%
Fee Waiver/Expense Reimbursement[1]	(0.45%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	1.49%

1 The adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; taxes; borrowing costs, such as (a) interest expense and (b) dividend expenses on securities sold short extraordinary litigation expenses; and any indirect expenses, such as Acquired Fund Fees and Expenses) do not exceed 1.46% of the Value Fund’s average daily net assets through March 31, 2011. This expense cap may not be terminated prior to this date except by the Board of Trustees.

Expense Example:

This example is intended to help you compare the cost of investing in the Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$156	$584	$1,037	$2,294

Portfolio Turnover

The Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual operating expenses or in the Example, above, affect the Value Fund’s performance.  During the most recent fiscal year, the Value Fund’s portfolio turnover rate was 38.24% of the average value of its portfolio.

Principal Investment Strategies

The Value Fund seeks to achieve its objective by investing primarily in a diversified portfolio of companies, with market capitalizations at the time of purchase above approximately $500 million, that are trading at attractive prices and that appear to have limited downside price risk over the long-term.

The Value Fund’s investment adviser, Symons Capital Management, Inc., utilizes market capitalization and average trading volume screens to identify approximately 2,000 stocksthat are possible candidates for investment. The adviser thenutilizes several additional investment screens to reduce the universe to approximately 40-60 issuers that fit the adviser’s investment criteria. The adviser then performs a fundamental analysis of each of the candidates to identify approximately 25-40 companies that the adviser believes are “value” companies. The adviser defines a “value” company as one that is trading at less than its intrinsic value, as determined by the adviser, and that does not appear to present significant downside price risk. The adviser’s “value” strategy places a strong emphasis on risk aversion.

The Value Fund typically holds approximately 25-40 companies, representing various products or service lines of business. To the extent the adviser can find “value” companies whose stocks are trading at sufficiently attractive prices for purchase in various sectors, it will attempt to allocate the Value Fund’s investments among a broad cross-section of market sectors and industries. However, there may be times when the Value Fund may hold a large portionof its assets in any one sector at a given time.

Equity securities in which the Value Fund may invest include common stocks and common stock equivalents (such as rights, warrants and convertible securities), preferred stocks, shares of equity real estate investment trusts (“REITs”), and shares of other investment companies, including open-end and closed-end funds and exchange-traded funds (“ETFs”) whose portfolios primarily consist of equity securities. The Value Fund may invest in inverse ETFs, including leveraged ETFs. Inverse ETFs seek to provide investment results that match a certain percentage of the inverse of the results of a specific index on a daily or monthly basis. The Value Fund also may invest in ETFs whose portfolios primarily consist of commodities. The Value Fund may invest in equity securities of foreign issuers, directly or through American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

The Value Fund may use options for purposes consistent with its investment objective such as hedging or managing risk. The Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate an existing position.

Principal Risks

All investments involve risks, and the Value Fund cannot guarantee that it will achieve its investment objective. An investment in the Value Fund is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund investment, the Value Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. Below are some of the specific risks of investing in the Value Fund.

•

General.  Investors should carefully consider their risk tolerance before investing.  As with all mutual fund investments, loss of money is a risk of investing.  Please read the other risks detailed below that apply to investing in our Fund.

•

Market Risk.  Market risk involves the possibility that the Fund’s investments in equity securities will decline because of falls in the stock market, reducing the value of individual company’s stocks regardless of the success or failure of an individual company’s operations.

•

Value Style Risk. Investing in “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

•	Management Risk. The adviser’s strategy and the strategies employed by the portfolio managers of the underlying funds in which the Fund invests may fail to produce the intended results.
•

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

•

Sector/Industry Risk. From time to time, the Fund may have overweighted positions in particular market sectors and/or industries, which can be more volatile or underperform relative to the market as a whole.

•

REIT Risk. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate and risks related specifically to their structure and focus, less market liquidity and greater price volatility.

•

Small and Medium Cap Company Risk.  Securities of companies with small and medium market capitalizations are often more volatile and less liquid than investments in larger companies.  Small and medium cap companies may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

•

Foreign Securities Risk.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments.

•

Risks of Other Investment Companies. When the Fund invests in an underlying mutual fund or ETF, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its net asset value or an active market may not develop. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. To the extent that the Fund invests in ETFs that invest in commodities, the demand and supply of these commodities may fluctuate widely. Commodity ETFs may use derivatives which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

•

Options Risk.  There are risks that option writing strategies the Fund uses will not be successful due to market behavior or unexpected events.  In buying call and put options, the Fund may forego its investment should the options fail to reach their strike prices before expiration.  In selling call options, the Fund receives a premium, but may forego appreciation of the underlying security.  In selling put options, the Fund receives a premium, but may have the underlying security put to the Fund, at a price greater than its then current market value.

Performance

The bar chart below shows how the Value Fund’s investment results have varied from year to year. The table below shows how the Value Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Value Fund. Past performance of the Value Fund is not necessarily an indication of how it will perform in the future.

Highest/Lowest quarterly results during this time period were:

Best Quarter:          2nd Quarter, 2009, 13.71%

Worst Quarter:           4th Quarter, 2008, -10.87%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2009)

The Value Fund	1 Year	Since Inception (12/22/06)
Return Before Taxes	18.28%	1.39%
Return After Taxes on Distributions	18.06%	0.82%
Return After Taxes on Distributions and Sale of Fund Shares	11.88%	0.87%
Russell 3000 Value Index® (reflects no deductions for fees, expenses, or taxes)	19.76%	-8.66%

After-tax returns are calculated using the historical highest individual federal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Value Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs).

Current performance of the Value Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (877)-679-6667 or accessed on the Fund’s website at www.scm-funds.com.

Portfolio Management

Investment Adviser – Symons Capital Management, Inc.

          Portfolio Manager – Colin E. Symons, CFA; Chief Investment Officer of the Adviser and portfolio manager of the Value Fund since its inception.

Purchase and Sale of Fund Shares  Minimum Initial Investment      To Place Buy or Sell Orders

$5,000 for general accounts	By Mail: Symons Institutional Funds
$2,500 for retirement or custodial	c/o: Unified Fund Services, Inc.
accounts	P.O. Box 6110
Indianapolis, IN 46206

Minimum Additional Investment

$250	By Phone: (877) 679-6667

You may sell or redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information  The Value Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.  Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Value Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Value Fund and its related companies may pay the intermediary for the sale of Value Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Value Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – SYMONS CAPITAL APPRECIATION INSTITUTIONAL FUND

Investment Objective

The investment objective of the Symons Capital Appreciation Institutional Fund (the “Appreciation Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Appreciation Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of the amount redeemed within 60 days of purchase	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution (12b-1) Fees	NONE%
Other Expenses	2.79%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	3.81%
Fee Waiver/Expense Reimbursement[1]	(2.33%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	1.48%

1 The adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; taxes; borrowing costs, such as (a) interest expense and (b) dividend expenses on securities sold short extraordinary litigation expenses; and any indirect expenses, such as Acquired Fund Fees and Expenses) do not exceed 1.46% of the Appreciation Fund’s average daily net assets through March 31, 2011. This expense cap may not be terminated prior to this date except by the Board of Trustees.

Expense Example:

This example is intended to help you compare the cost of investing in the Appreciation Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Appreciation Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$155	$987	$1,836	$4,032

Portfolio Turnover

The Appreciation Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual operating expenses or in the Example, above, affect the Appreciation Fund’s performance.  During the most recent fiscal year, the Appreciation Fund’s portfolio turnover rate was 69.41% of the average value of its portfolio.

Principal Investment Strategies

The Appreciation Fund seeks to achieve its objective by investing primarily in a diversified portfolio of companies, with market capitalizations at the time of purchase above approximately $500 million, that are trading at attractive prices and that appear to have strong potential for capital appreciation over the long-term.

The Appreciation Fund’s investment adviser, Symons Capital Management, Inc., utilizes market capitalization and average trading volume screens to identify approximately 2,000 companiesthat are possible candidates for investment. The adviser thenutilizes several additional investment screensto reduce the universe to approximately 40-60 issuers that fit the adviser’s investment criteria. The adviser then performs a fundamental analysis of each of the candidates to identify approximately 25-40 companies that the adviser believes present the best opportunities for growth. The adviserdefines a “growth” company as one that is trading at a price that presents significant upside price potential, based on the adviser’s determination of the company’s intrinsic value, even though there may be higher than average downside price risk. Growth companies are companies that the adviser believes will have revenue and earnings faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no dividend income.

The Appreciation Fund typically holds approximately 25-40 companies, representing various products or service lines of business. To the extent the adviser can find “growth” stocks trading at sufficiently attractive prices for purchase in various sectors, it will attempt to allocate the Appreciation Fund’s investments among a broad cross-section of market sectors and industries. However, there may be times when the Appreciation Fund may hold a large portion of its assets in any one sector at a given time.

Equity securities in which the Appreciation Fund may invest include common stocks and common stock equivalents (such as rights, warrants and convertible securities), preferred stocks, shares of equity real estate investment trusts (“REITs”), and shares of other investment companies including open-end and closed-end funds and exchange-traded funds (“ETFs”) whose portfolios primarily consist of equity securities. The Appreciation Fund may invest in inverse ETFs, including leveraged ETFs. Inverse ETFs seek to provide investment results that match a certain percentage of the inverse of the results of a specific index on a daily or monthly basis. The Appreciation Fund also may invest in ETFs whose portfolios primarily consist of commodities. The Appreciation Fund may invest in equity securities of foreign issuers, directly or through American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

The Appreciation Fund may use options for purposes consistent with its investment objective such as hedging or managing risk. The Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate an existing position.

Principal Risks

All investments involve risks, and the Appreciation Fund cannot guarantee that it will achieve its investment objective. An investment in the Appreciation Fund is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund investment, the Appreciation Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. Below are some of the specific risks of investing in the Appreciation Fund.

•

General.  Investors should carefully consider their risk tolerance before investing.  As with all mutual fund investments, loss of money is a risk of investing.  Please read the other risks detailed below that apply to investing in our Fund.

•

Market Risk.  Market risk involves the possibility that the Fund’s investments in equity securities will decline because of falls in the stock market, reducing the value of individual company’s stocks regardless of the success or failure of an individual company’s operations.

•

Growth Style Risk. To the extent that the Fund invests in companies that appear to be growth-oriented, the Adviser’s perceptions of a company’s growth potential may be wrong, or the securities purchased may not perform as expected, causing losses to the Fund.

•	Management Risk. The adviser’s strategy and the strategies employed by the portfolio managers of the underlying funds in which the Fund invests may fail to produce the intended results.
•

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

•

Sector/Industry Risk. From time to time, the Fund may have overweighted positions in particular market sectors and/or industries, which can be more volatile or underperform relative to the market as a whole.

•

REIT Risk. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate and risks related specifically to their structure and focus, less market liquidity and greater price volatility.

•

Small and Medium Cap Company Risk.  Securities of companies with small and medium market capitalizations are often more volatile and less liquid than investments in larger companies.  Small and medium cap companies may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

•

Foreign Securities Risk.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments.

•

Risks of Other Investment Companies. When the Fund invests in an underlying mutual fund or ETF, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its net asset value or an active market may not develop. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. To the extent that the Fund invests in ETFs that invest in commodities, the demand and supply of these commodities may fluctuate widely. Commodity ETFs may use derivatives which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

•

Options Risk.  There are risks that option writing strategies the Fund uses will not be successful due to market behavior or unexpected events.  In buying call and put options, the Fund may forego its investment should the options fail to reach their strike prices before expiration.  In selling call options, the Fund receives a premium, but may forego appreciation of the underlying security.  In selling put options, the Fund receives a premium, but may have the underlying security put to the Fund, at a price greater than its then current market value.

Performance

The bar chart below shows how the Appreciation Fund’s investment results have varied from year to year. The table below shows how the Appreciation Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Appreciation Fund. Past performance of the Appreciation Fund is not necessarily an indication of how it will perform in the future.

Highest/Lowest quarterly results during this time period were:

Best Quarter:          2nd Quarter, 2009, 23.05%

Worst Quarter:           4th Quarter, 2008, -33.71%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2009)

The Appreciation Fund	1 Year	Since Inception (12/22/06)
Return Before Taxes	53.69%	-9.52%
Return After Taxes on Distributions	53.65%	-9.67%
Return After Taxes on Distributions and Sale of Fund Shares	34.90%	-8.03%
Russell 3000 Growth Index® (reflects no deductions for fees, expenses, or taxes)	37.01%	-1.90%

After-tax returns are calculated using the historical highest individual federal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Appreciation Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Current performance of the Appreciation Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (877)-679-6667 or accessed on the Fund’s website at www.scm-funds.com.

Portfolio Management

Investment Adviser – Symons Capital Management, Inc.

          Portfolio Manager – Colin E. Symons, CFA; Chief Investment Officer of the Adviser and portfolio manager of the Appreciation Fund since its inception.

Purchase and Sale of Fund Shares

 Minimum Initial Investment                                                                        To Place Buy or Sell Orders

$5,000 for general accounts	By Mail: Symons Institutional Funds
$2,500 for retirement or custodial	c/o: Unified Fund Services, Inc.
accounts	P.O. Box 6110
Indianapolis, IN 46206

Minimum Additional Investment

$250	By Phone: (877) 679-6667

You may sell or redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

    Tax Information  The Appreciation Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.  Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Appreciation Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Appreciation Fund and its related companies may pay the intermediary for the sale of Appreciation Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Appreciation Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION – SYMONS SMALL CAP INSTITUTIONAL FUND

Investment Objective

The investment objective of the Symons Small Cap Institutional Fund (the “Small Cap Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of the amount redeemed within 60 days of purchase	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.10%
Distribution (12b-1) Fees	NONE%
Other Expenses	15.77%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses	16.90%
Fee Waiver/Expense Reimbursement[1]	(15.31%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	1.59%

1 The Small Cap Fund’s Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; taxes; borrowing costs, such as (a) interest expense and (b) dividend expenses on securities sold short; extraordinary litigation expenses; and any indirect expenses, such as Acquired Fund Fees and Expenses) do not exceed 1.56% of the Small Cap Fund’s average daily net assets through March 31, 2011. This expense cap may not be terminated prior to this date except by the Board of Trustees.

Expense Example:

This example is intended to help you compare the cost of investing in the Small Cap Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$167	$3,600	$6,215	$10,336

Portfolio Turnover

The Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual operating expenses or in the Example, above, affect the Small Cap Fund’s performance.  During the most recent fiscal year, the Small Cap Fund’s portfolio turnover rate was 54.75% of the average value of its portfolio.

Principal Investment Strategies

The Small Cap Fund seeks to achieve its objective by investing primarily in a diversified portfolio of small capitalization companies. The Small Cap Fund’s investment adviser, Symons Capital Management, Inc., manages the Fund using a “core” investment strategy, pursuant to which the Fund will purchase small cap stocks trading on U.S. exchanges at what the adviser believes are attractive prices, and that appear to have strong potential for capital appreciation over the long-term. The adviser typically allocates the Small Cap Fund’s investments among a broad cross-section of market sectors and industries, so long as small cap stocks with attractive valuations are available for purchase in these sectors and industries. The sectors and industries presenting the best opportunities for investment vary over time. As a result, the Small Cap Fund’s investments may, at times, tilt towards growth stocks with an emphasis on capital appreciation and, at other times, tilt towards value stocks with an emphasis on preservation of capital.

The adviser utilizes market capitalization and daily trading volume screens to identify approximately 2,000 small cap companiesthat are possible candidates for investment by the Fund. The adviser defines “small cap” companies as those with market capitalizations of $2 billion or less at the time of purchase. In addition, the adviser looks for an average daily trading volume that demonstrates a level of liquidity that is acceptable to the adviser, generally at least $5 million average daily trading volume. The adviser then evaluates a number of additional factors in order to initially reduce the universe to approximately 50-70 issuers that fit the adviser’s basic investment criteria. The adviser performs a fundamental analysis of potential candidates to identify those small cap companies that the adviser believes present the best opportunities for investment by the Small Cap Fund. Pursuant to the adviser’s core investment strategy, the Small Cap Fund purchases securities of small cap companies that the adviser believes have sustainable business models, over the long-term, and that are trading at attractive prices. The Small Cap Fund typically holds a diversified portfolio of approximately 50 stocks among a broad cross-section of market sectors and industries. However, there may be times when the Small Cap Fund may hold a large portion of its assets in any one sector at a given time.

Under normal circumstances, the Small Cap Fund typically invests at least 80% of its net assets in equity securities of small capitalization companies. Equity securities in which the Small Cap Fund may invest include common stocks and common stock equivalents (such as rights, warrants and convertible securities), preferred stocks, shares of equity real estate investment trusts (“REITs”), and shares of other investment companies, including open-end and closed-end funds and exchange-traded funds (“ETFs”) whose portfolios primarily consist of equity securities. The Small Cap Fund may invest in inverse ETFs, including leveraged ETFs. Inverse ETFs seek to provide investment results that match a certain percentage of the inverse of the results of a specific index on a daily or monthly basis. The Small Cap Fund also may invest in ETFs whose portfolios primarily consist of commodities. The Small Cap Fund may invest in equity securities of foreign issuers, directly or through American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

The Small Cap Fund may use options for purposes consistent with its investment objective, such as hedging or risk management. The Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities and enter into closing transactions with respect to such options to terminate an existing position.

To the extent consistent with its obligation to invest under normal circumstances at least 80% of its net assets in equity securities of small cap companies, the Small Cap Fund may invest up to 20% of its net assets in securities other than small cap securities or it may invest in cash or money market mutual funds, investment grade, short-term money market instruments, including U.S. Government and agency securities, commercial paper, certificates of deposit, repurchase agreementsand other cash equivalents.

The Small Cap Fund also may continue to hold a portfolio security notwithstanding the fact that the issuer’s market capitalization has subsequently increased beyond $2 billion or that its average daily trading volume has decreased below $4 million.

Principal Risks

All investments involve risks, and the Small Cap Fund cannot guarantee that it will achieve its investment objective. An investment in the Small Cap Fund is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund investment, the Small Cap Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. Below are some of the specific risks of investing in the Small Cap Fund.

•

General.  Investors should carefully consider their risk tolerance before investing.  As with all mutual fund investments, loss of money is a risk of investing.  Please read the other risks detailed below that apply to investing in our Fund.

•

Market Risk.  Market risk involves the possibility that the Fund’s investments in equity securities will decline because of falls in the stock market, reducing the value of individual company’s stocks regardless of the success or failure of an individual company’s operations.

•

Small Cap and Medium Company Risk.  Securities of companies with small and medium market capitalizations are often more volatile and less liquid than investments in larger companies.  Small and medium cap companies may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

•

Value Style Risk. Investing in “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

•

Growth Style Risk. To the extent that the Fund invests in companies that appear to be growth-oriented, the Adviser’s perceptions of a company’s growth potential may be wrong, or the securities purchased may not perform as expected, causing losses to the Fund.

•	Management Risk. The adviser’s strategy and the strategies employed by the portfolio managers of the underlying funds in which the Fund invests may fail to produce the intended results.
•

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

•

Sector/Industry Risk. From time to time, the Fund may have overweighted positions in particular market sectors and/or industries, which can be more volatile or underperform relative to the market as a whole.

•

REIT Risk. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate and risks related specifically to their structure and focus, less market liquidity and greater price volatility.

•

Foreign Securities Risk.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments.

•

Risks of Other Investment Companies. When the Fund invests in an underlying mutual fund or ETF, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its net asset value or an active market may not develop. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. To the extent that the Fund invests in ETFs that invest in commodities, the demand and supply of these commodities may fluctuate widely. Commodity ETFs may use derivatives which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

•

Options Risk.  There are risks that option writing strategies the Fund uses will not be successful due to market behavior or unexpected events.  In buying call and put options, the Fund may forego its investment should the options fail to reach their strike prices before expiration.  In selling call options, the Fund receives a premium, but may forego appreciation of the underlying security.  In selling put options, the Fund receives a premium, but may have the underlying security put to the Fund, at a price greater than its then current market value.

Performance

The bar chart below shows how the Small Cap Fund’s investment results have varied from year to year. The table below shows how the Small Cap Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Small Cap Fund. Past performance of the Small Cap Fund is not necessarily an indication of how it will perform in the future.

Highest/Lowest quarterly results during this time period were:

Best Quarter:          2nd Quarter, 2009, 31.01%

Worst Quarter:           1st Quarter, 2009, -10.26%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2009)

The Small Cap Fund	1 Year	Since Inception (5/6/08)
Return Before Taxes	49.22%	-8.28%
Return After Taxes on Distributions	49.22%	-8.47%
Return After Taxes on Distributions and Sale of Fund Shares	31.99%	-7.13%
Russell 2000 Index® (reflects no deductions for fees, expenses, or taxes)	27.17%	-7.34%

After-tax returns are calculated using the historical highest individual federal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Small Cap Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Current performance of the Small Cap Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (877)-679-6667 or accessed on the Fund’s website at www.scm-funds.com.

Portfolio Management

Investment Adviser – Symons Capital Management, Inc.

          Portfolio Managers – The following portfolio managers are jointly responsible for the day-to-day management of the Small Cap Fund.

•	Colin E. Symons, CFA; Chief Investment Officer of the Adviser and portfolio manager of the Small Cap Fund since its inception.
•	Richard Foran; Vice President of Research of the Adviser since 2004 and portfolio manager of the Small Cap Fund since its inception.

Purchase and Sale of Fund Shares

 Minimum Initial Investment                                                                        To Place Buy or Sell Orders

$5,000 for general accounts	By Mail: Symons Institutional Funds
$2,500 for retirement or custodial	c/o: Unified Fund Services, Inc.
accounts	P.O. Box 6110
Indianapolis, IN 46206

Minimum Additional Investment

$250	By Phone: (877) 679-6667

You may sell or redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information  The Small Cap Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.  Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Small Cap Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Small Cap Fund and its related companies may pay the intermediary for the sale of Small Cap Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Small Cap Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE VALUE FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS

Principal Investment Strategies of the Value Fund

The Value Fund seeks to achieve its objective by investing primarily in a diversified portfolio of companies, with market capitalizations at the time of purchase above approximately $500 million, that are trading at attractive prices and that appear to have limited downside price risk over the long-term.

Screening Process. The Value Fund’s investment adviser, Symons Capital Management, Inc., utilizes market capitalization and average trading volume screens to identify approximately 2,000 stocksthat are possible candidates for investment. The adviser thenutilizes several additional investment screens(including price to cash flow, price to earnings, and enterprise value to earnings before interest, taxes, depreciation, and amortization) to reduce the universe to approximately 40-60 issuers that fit the adviser’s investment criteria. These investment screens are supplemented by the adviser’s proprietary screens to analyze data such as dividends and 52-week lows. In general, the adviser is looking for attractive valuations resulting from a combination of characteristics, such as revenue growth, profit margins, and the general efficiency of a company’s operations (such as asset turnover), as well as special factors, such as the strength of the company’s balance sheet and barriers to entry by competitors.

Fundamental Analysis. The adviser then performs a fundamental analysis of each of the candidates, including an analysis of each prospect’s underlying business and particular risks, to identify approximately 25-40 companies that the adviser believes are “value” companies. The adviser defines a “value” company as one that is trading at less than its intrinsic value, as determined by the adviser, and that does not appear to present significant downside price risk. The adviser’s “value” strategy places a strong emphasis on risk aversion. When selecting investments for the Value Fund, the adviser attempts to limit downside price risk by seeking to identify companies that exhibit some or all of the following fundamental “value” characteristics:

•	trading at low prices in relation to the adviser’s determination of intrinsic value,
•	high dividend yields,
•	low debt levels,
•	broad, diversified product and/or service lines,
•	strong balance sheets,
•	high levels of cash and short-term securities,
•	low price to cash flow, price to earnings, and price to book ratios, and
•	high levels of tangible assets, such as plant, equipment and real estate.

The Value Fund typically holds approximately 25-40 companies, representing various products or service lines of business. To the extent the adviser can find “value” companies whose stocks are trading at sufficiently attractive prices for purchase in various sectors, it will attempt to allocate the Value Fund’s investments among a broad cross-section of market sectors and industries. However, there may be times when the Value Fund may hold a large portionof its assets in any one sector at a given time. The Value Fund will not hold more than 25% of its assets in any one industry.

Equity securities in which the Value Fund may invest include common stocks and common stock equivalents (such as rights, warrants and convertible securities), preferred stocks, shares of equity real estate investment trusts (“REITs”), and shares of other investment companies, including open-end and closed-end funds and exchange-traded funds (“ETFs”) whose portfolios primarily consist of equity securities. The Value Fund also may invest in ETFs whose portfolios primarily consist of commodities.

The Value Fund may invest in inverse ETFs, including leveraged ETFs. Inverse ETFs seek to provide investment results that match a certain percentage of the inverse of the results of a specific index on a daily or monthly basis. Inverse ETFs are subject to additional risk not generally associated with traditional ETFs. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. Leveraged ETFs seek to multiply the negative return of the tracked index (e.g., twice the inverse return). An investment in an inverse ETF will decrease in value when the value of the underlying index rises. For example, an inverse ETF tracking the S&P 500 Index will gain 1% when the S&P falls 1% (if it is a leveraged ETF that seeks twice the inverse return, it will gain 2%), and will lose 1% if the S&P gains 1% (if it is a leveraged ETF that seeks twice the inverse return, it will lose 2%). By investing in leveraged ETFs and gaining magnified short exposure to a particular index, the Fund can commit fewer assets to the investment in the securities represented in the index than would otherwise be required.

The Value Fund may also invest in equity securities of foreign issuers, directly or through American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs are receipts issued by U.S. or global banks for shares of a foreign corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs are denominated in U.S. dollars, while GDRs may be denominated in U.S. dollars or in a foreign currency; both ADRs and GDRs may trade on U.S. exchanges while GDRs also may trade on foreign exchanges.

The Value Fund may use options for purposes consistent with its investment objective such as hedging or managing risk. The Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate an existing position.

In addition to the equity securities described above, the Value Fund may hold cash or invest in money market mutual funds or investment grade, short-term money market instruments, including U.S. Government and agency securities, commercial paper, certificates of deposit, repurchase agreementsand other cash equivalents.The Value Fund will incur duplicate management and other fees when investing in other mutual funds. By keeping some cash or cash equivalents, the Value Fund may be able to meet shareholder redemptions without selling stocks and realizing gains and losses. However, the Value Fund may have difficulty meeting its investment objective if holding a significant cash position.

The Value Fund will tend to purchase stocks that provide capital appreciation potential (while seeking to limit downside risk), and stocks that have more products and less concentrated lines of business than the stocks purchased by the Capital Appreciation Fund.

The adviser believes in buying stocks of companies that will produce favorable results over the long-term and, therefore, the Value Fund does not intend to purchase or sell securities for short-term trading purposes. However, the adviser will sell a stock without regard to portfolio turnover for any one of the following reasons: the stock has reached what the adviser believes is its full value; there is a change in fundamentals internal or external to the company; or the adviser believes another stock offers a more attractive investment.

Principal Risks of Investing in the Value Fund

All investments involve risks, and the Value Fund cannot guarantee that it will achieve its investment objective. An investment in the Value Fund is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund investment, the Value Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. Below are some of the specific risks of investing in the Value Fund.

•

Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The equity securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

•

Value Risk. The Fund invests extensively in stocks that the adviser believes are undervalued but present less risk of a downward price turn. If the adviser’s perceptions of a company’s potential relative to its downward price risk are wrong, the securities purchased may not perform as expected, causing losses that will reduce the Fund’s return. In addition, such securities in the Fund’s portfolio typically will have some risk of downward price movements. If the market perceives such risk as being greater than the adviser expected because of the company’s performance or otherwise, losses may occur and the securities may not realize their full economic value for a long period of time.

•

Management Risk. The adviser’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. If the adviser’s assessment of the prospects for individual securities is incorrect, it could result in significant losses in the Fund’s investment in those securities, which can also result in possible losses overall for the Fund. Neither the adviser nor the Fund’s portfolio managers have managed a mutual fund prior to the Funds.

•

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

•

Sector/Industry Risk. From time to time, the Fund may have overweighted positions in particular market sectors and/or industries. Companies within a sector and/or industry may share common characteristics and are likely to react similarly to negative market, regulatory or economic developments. A negative development that affects one stock in a sector and/or industry could affect the value of all stocks in the Fund’s portfolio that are in that sector and/or industry.

•

REIT Risk. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv)

changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus, such as: (a) dependency upon management skills; (b)limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; and (h) in many cases, relatively small market capitalizations, which may result in less market liquidity and greater price volatility.

•

Small and Mid-Size Company Risk. Small and mid-size companies involve greater risk of loss and price fluctuation than larger companies. Their securities may also be less liquid and more volatile. As a result, the Fund could have greater difficulty buying or selling a security of a micro- or small-cap issuer at an acceptable price, especially in periods of market volatility.

•

Foreign Securities Risk. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because the securities markets of many foreign countries are relatively smaller than those in the U.S. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign country. To the extent that foreign securities in the Fund’s portfolio are not dollar-denominated, there is a risk that fluctuations in the exchange rates between the U.S. and the foreign currencies in which such securities are denominated may negatively affect the value of the Fund’s investments in the foreign securities.

•	Other Investment Company Securities Risks.

1. Generally. When the Fund invests in an underlying mutual fund or ETF, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. In addition, the Fund may also incur increased trading costs as a result of the fund upgrading strategy.

2. ETF Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

3. Inverse and Leveraged ETF Risks. These ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that the Fund invests in inverse ETFs, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The net asset value and market price of leveraged or inverse ETFs is usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. This is because inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. The use of these techniques may cause the inverse or leveraged ETFs to lose more money in market environments that are adverse to their investment strategies than other funds that do not use such techniques.

4. Commodities Risk. To the extent that the Fund invests in ETFs that invest in commodities, it will be subject to additional risks. Commodities are real assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. The values of ETFs that invest in commodities are highly dependent on the prices of the related commodity. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity ETFs may use derivatives, such as futures, options and swaps, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

•

Options Risk. When writing put and call options, the Fund is exposed to declines in the value of the underlying asset against which the option was written. To the extent required, the Fund will cover the financial exposure created by writing put and call options either by purchasing or selling offsetting options or by designating liquid assets to cover such financial exposure. When purchasing options, the Fund is exposed to the potential loss of the option purchase price. Options may be illiquid and the market for options is largely unregulated. The use of options may not always be a successful strategy and using them could lower the Fund’s return.

Is the Value Fund right for you?

The Value Fund may be suitable for:

•	Long-term investors seeking a fund with a value investment strategy
•	Investors willing to accept price fluctuations in their investment
•	Investors seeking a value component as part of an overall investment strategy

ADDITIONAL INFORMATION ABOUT THE APPRECIATION FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS

Principal Investment Strategies of the Appreciation Fund

The Appreciation Fund seeks to achieve its objective by investing primarily in a diversified portfolio of companies, with market capitalizations at the time of purchase above approximately $500 million, that are trading at attractive prices and that appear to have strong potential for capital appreciation over the long-term.

Screening Process. The Appreciation Fund’s investment adviser, Symons Capital Management, Inc., utilizes market capitalization and average trading volume screens to identify approximately 2,000 companiesthat are possible candidates for investment. The adviser thenutilizes several additional investment screens(including price to cash flow, price to earnings, and enterprise value to earnings before interest, taxes, depreciation, and amortization) to reduce the universe to approximately 40-60 issuers that fit the adviser’s investment criteria. These investment screens are supplemented by the adviser’s proprietary screens to analyze data such as dividends and 52-week lows.In general, the adviser is looking for attractive valuations resulting from a combination of characteristics, such as revenue growth, profit margins, and the general efficiency of a company’s operations (such as asset turnover), as well as special factors, such as the strength of the company’s balance sheet and barriers to entry by competitors.

Fundamental Analysis. The adviser then performs a fundamental analysis of each of the candidates to identify approximately 25-40 companies that the adviser believes present the best opportunities for growth. The adviser analyzeseach prospect’s underlying business and particular risksto determine whether each such prospect has potential for significant “growth.” The adviserdefines a “growth” company as one that is trading at a price that presents significant upside price potential, based on the adviser’s determination of the company’s intrinsic value, even though there may be higher than average downside price risk. Growth companies are companies that the adviser believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no dividend income. While the adviser attempts to limit downside risk for the Appreciation Fund’s portfolio, the adviser’s primary focus is on identifying companies that it believes are likely to provide significant upside price movement. In general, the stocks included in the Appreciation Fund’s portfolio will exhibit some or all of the following characteristics:

•	trading at a significantly lower price than the average prospect in relation to the adviser’s determination of intrinsic value,
•	attractive earnings growth rate,
•	modest or no dividend,
•	attractive upside potential due to the investment community temporarily being too negative on the company’s prospects, and
•	potential for higher future cash flow from operations.

The Appreciation Fund will tend to purchase securities of companies that provide greater capital appreciation potential (while willing to accept additional, reasonable risk) and that have more concentrated lines of business than the securities purchased by the Value Fund.

The Appreciation Fund typically holds approximately 25-40 companies, representing various products or service lines of business. To the extent the adviser can find “growth” stocks trading at sufficiently attractive prices for purchase in various sectors, it will attempt to allocate the Appreciation Fund’s investments among a broad cross-section of market sectors and industries. However, there may be times when the Appreciation Fund may hold a large portion of its assets in any one sector at a given time. The Appreciation Fund will not hold more than 25% of its assets in any one industry.

Equity securities in which the Appreciation Fund may invest include common stocks and common stock equivalents (such as rights, warrants and convertible securities), preferred stocks, shares of equity real estate investment trusts (“REITs”), and shares of other investment companies including open-end and closed-end funds and exchange-traded funds (“ETFs”) whose portfolios primarily consist of equity securities. The Appreciation Fund also may invest in ETFs whose portfolios primarily consist of commodities.

The Appreciation Fund may invest in inverse ETFs, including leveraged ETFs. Inverse ETFs seek to provide investment results that match a certain percentage of the inverse of the results of a specific index on a daily or monthly basis. Inverse ETFs are subject to additional risk not generally associated with traditional ETFs. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. Leveraged ETFs seek to multiply the negative return of the tracked index (e.g., twice the inverse return). An investment in an inverse ETF will decrease in value when the value of the underlying index rises. For example, an inverse ETF tracking the S&P 500 Index will gain 1% when the S&P falls 1% (if it is a leveraged ETF that seeks twice the inverse return, it will gain 2%), and will lose 1% if the S&P gains 1% (if it is a leveraged ETF that seeks twice the inverse return, it will lose 2%). By investing in leveraged ETFs and gaining magnified short exposure to a particular index, the Fund can commit fewer assets to the investment in the securities represented in the index than would otherwise be required.

The Appreciation Fund also may invest in equity securities of foreign issuers, directly or through American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs are receipts issued by U.S. or global banks for shares of a foreign corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs are denominated in U.S. dollars, while GDRs may be denominated in U.S. dollars or in a foreign currency; both ADRs and GDRs may trade on U.S. exchanges, while GDRs also may trade on foreign exchanges.

The Appreciation Fund may use options for purposes consistent with its investment objective such as hedging or managing risk. The Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate an existing position.

In addition to the equity securities described above, the Appreciation Fund may hold cash or invest in money market mutual funds or investment grade, short-term money market instruments, including U.S. Government and agency securities, commercial paper, certificates of deposit, repurchase agreementsand other cash equivalents.The Appreciation Fund will incur duplicate management and other fees when investing in other mutual funds. By keeping some cash or cash equivalents, the Appreciation Fund may be able to meet shareholder redemptions without selling stocks and realizing gains and losses. However, the Appreciation Fund may have difficulty meeting its investment objective if holding a significant cash position.

The adviser believes in buying stocks of companies that will produce favorable results over the long-term and, therefore, the Appreciation Fund does not intend to purchase or sell securities for short-term trading purposes. However, the adviser will sell a stock without regard to portfolio turnover for any one of the following reasons: the stock has reached what the adviser believes is its full value; there is a change in fundamentals internal or external to the company; or the adviser believes another stock offers a more attractive investment.

Principal Risks of Investing in the Appreciation Fund

All investments involve risks, and the Appreciation Fund cannot guarantee that it will achieve its investment objective. An investment in the Appreciation Fund is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund investment, the Appreciation Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. Below are some of the specific risks of investing in the Appreciation Fund.

•

Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The equity securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

•

Growth Stock Risk. The Fund invests extensively in companies that appear to be growth-oriented companies. If the adviser’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, causing losses that will reduce the Fund’s return. In addition, such securities in the Fund’s portfolio typically will have some risk of downward price movements. If the market perceives such risk as being greater than the adviser expected because of the company’s performance or otherwise, the Fund’s returns could be adversely affected.

•

Management Risk. The adviser’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. If the adviser’s assessment of the prospects for individual securities is incorrect, it could result in significant losses in the Fund’s investment in those securities, which can also result in possible losses overall for the Fund. Neither the adviser nor the Fund’s portfolio managers have managed a mutual fund prior to the Funds.

•

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

•

Sector/Industry Risk. From time to time, the Fund may have overweighted positions in particular market sectors and/or industries. Companies within a sector and/or industry may share common characteristics and are likely to react similarly to negative market, regulatory or economic developments. A negative development that affects one stock in a sector and/or industry could affect the value of all stocks in the Fund’s portfolio that are in that sector and/or industry.

•

REIT Risk. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus, such as: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; and (h) in many cases, relatively small market capitalizations, which may result in less market liquidity and greater price volatility.

•

Foreign Securities Risk. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because the securities markets of many foreign countries are relatively smaller than those in the U.S. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign country. To the extent that foreign securities in the Fund’s portfolio are not U.S. dollar-denominated, there is a risk that fluctuations in the exchange rates between the U.S. dollar and the foreign currencies in which such securities are denominated may negatively affect the value of the Fund’s investments in the foreign securities.

•

Small and Mid-Size Company Risk. Small and mid-size companies involve greater risk of loss and price fluctuation than larger companies. Their securities may also be less liquid and more volatile. As a result, the Fund could have greater difficulty buying or selling a security of a micro- or small-cap issuer at an acceptable price, especially in periods of market volatility.

•	Other Investment Company Securities Risks.

1. Generally. When the Fund invests in an underlying mutual fund or ETF, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. In addition, the Fund may also incur increased trading costs as a result of the fund upgrading strategy.

2. ETF Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

3. Inverse and Leveraged ETF Risks. These ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that the Fund invests in inverse ETFs, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The net asset value and market price of leveraged or inverse ETFs is usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. This is because inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. The use of these techniques may cause the inverse or leveraged ETFs to lose more money in market environments that are adverse to their investment strategies than other funds that do not use such techniques.

4. Commodities Risk. To the extent that the Fund invests in ETFs that invest in commodities, it will be subject to additional risks. Commodities are real assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. The values of ETFs that invest in commodities are highly dependent on the prices of the related commodity. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity ETFs may use derivatives, such as futures, options and swaps, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

•

Options Risk. When writing put and call options, the Fund is exposed to declines in the value of the underlying asset against which the option was written. To the extent required, the Fund will cover the financial exposure created by writing put and call options either by purchasing or selling offsetting options or by designating liquid assets to cover such financial exposure. When purchasing options, the Fund is exposed to the potential loss of the option purchase price. Options may be illiquid and the market for options is largely unregulated. The use of options may not always be a successful strategy and using them could lower the Fund’s return.

Is the Appreciation Fund right for you?

The Appreciation Fund may be suitable for:

•	Long-term investors seeking a fund with a growth investment strategy
•	Investors willing to accept price fluctuations in their investment
•	Investors seeking a growth component as part of an overall investment strategy

ADDITIONAL INFORMATION ABOUT THE SMALL CAP FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS

Principal Strategies

The Small Cap Fund seeks to achieve its objective by investing primarily in a diversified portfolio of small capitalization companies. The Small Cap Fund’s investment adviser, Symons Capital Management, Inc., manages the Fund using a “core” investment strategy, pursuant to which the Fund will purchase small cap stocks trading on U.S. exchanges at what the adviser believes are attractive prices, and that appear to have strong potential for capital appreciation over the long-term. The adviser typically allocates the Small Cap Fund’s investments among a broad cross-section of market sectors and industries, so long as small cap stocks with attractive valuations are available for purchase in these sectors and industries. The sectors and industries presenting the best opportunities for investment vary over time. As a result, the Small Cap Fund’s investments may, at times, tilt towards growth stocks with an emphasis on capital appreciation and, at other times, tilt towards value stocks with an emphasis on preservation of capital.

Screening Process. The adviserutilizes market capitalization and daily trading volume screens to identify approximately 2,000 small cap companiesthat are possible candidates for investment by the Fund. The adviser defines “small cap” companies as those with market capitalizations of $2 billion or less at the time of purchase. In addition, the adviser looks for an average daily trading volume that demonstrates a level of liquidity that is acceptable to the adviser, generally at least $5 million average daily trading volume. The adviser then evaluates a number of additional factors in order to initially reduce the universe to approximately 50-70 issuers that fit the adviser’s basic investment criteria. In connection with the “value” aspects of the core strategy, the adviser reviews factors such as a stock’sprice to cash flow ratio, price to earnings, and enterprise value to earnings before interest, taxes, depreciation, and amortization. With respect to the “growth” aspects of the adviser’s core strategy, the adviser reviews factors such as revenue growth, profit margins, price to earnings forecast, and product life cycle. The adviser may also review the company’s dividend paying history, if any, as well as its trading history, including yearly highs and lows.In general, the adviser is looking for small cap companies with attractive valuations resulting from a combination of characteristics, such as revenue growth and profit margins, as well as special factors, such as strong balance sheets and barriers to entry by competitors.

Fundamental Analysis. The adviser performs a fundamental analysis of potential candidates to identify those small cap companies that the adviser believes present the best opportunities for investment by the Small Cap Fund. Pursuant to the adviser’s core investment strategy, the Small Cap Fund purchases securities of small cap companies that the adviser believes have sustainable business models, over the long-term, and that are trading at attractive prices. The Small Cap Fund typically holds a diversified portfolio of approximately 50 stocks among a broad cross-section of market sectors and industries. However, there may be times when the Small Cap Fund may hold a large portion of its assets in any one sector at a given time. The Small Cap Fund will not hold more than 25% of its assets in any one industry.

Under normal circumstances, the Small Cap Fund typically invests at least 80% of its net assets in equity securities of small capitalization companies. Equity securities in which the Small Cap Fund may invest include common stocks and common stock equivalents (such as rights, warrants and convertible securities), preferred stocks, shares of equity real estate investment trusts (“REITs”), and shares of other investment companies, including open-end and closed-end funds and exchange-traded funds (“ETFs”) whose portfolios primarily consist of equity securities. The Small Cap Fund also may invest in ETFs whose portfolios primarily consist of commodities.

The Small Cap Fund may invest in inverse ETFs, including leveraged ETFs. Inverse ETFs seek to provide investment results that match a certain percentage of the inverse of the results of a specific index on a daily or monthly basis. Inverse ETFs are subject to additional risk not generally associated with traditional ETFs. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. Leveraged ETFs seek to multiply the negative return of the tracked index (e.g., twice the inverse return). An investment in an inverse ETF will decrease in value when the value of the underlying index rises. For example, an inverse ETF tracking the S&P 500 Index will gain 1% when the S&P falls 1% (if it is a leveraged ETF that seeks twice the inverse return, it will gain 2%), and will lose 1% if the S&P gains 1% (if it is a leveraged ETF that seeks twice the inverse return, it will lose 2%). By investing in leveraged ETFs and gaining magnified short exposure to a particular index, the Fund can commit fewer assets to the investment in the securities represented in the index than would otherwise be required.

The Small Cap Fund also may invest in equity securities of foreign issuers, directly or through American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs are receipts issued by U.S. or global banks for shares of a foreign corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs are denominated in U.S. dollars, while GDRs may be denominated in U.S. dollars or in a foreign currency; both ADRs and GDRs may trade on U.S. exchanges, while GDRs also may trade on foreign exchanges.

The Small Cap Fund may use options for purposes consistent with its investment objective such as hedging or managing risk. The Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate an existing position.

To the extent consistent with its obligation to invest under normal circumstances at least 80% of its net assets in equity securities of small cap companies, the Small Cap Fund may invest up to 20% of its net assets in securities other than small cap securities or it may invest in cash or money market mutual funds, investment grade, short-term money market instruments, including U.S. Government and agency securities, commercial paper, certificates of deposit, repurchase agreementsand other cash equivalents.The Small Cap Fund will incur duplicate management and other fees when investing in other mutual funds. By keeping some cash or cash equivalents, the Small Cap Fund may be able to meet shareholder redemptions without selling stocks and realizing gains and losses. However, the Small Cap Fund may have difficulty meeting its investment objective if holding a significant cash position. The Fund also may continue to hold a portfolio security notwithstanding the fact that the issuer’s market capitalization has subsequently increased beyond $2 billion or that its average daily trading volume has decreased below $4 million.

The adviser believes in buying stocks of companies that will produce favorable results over the long-term and, therefore, the Small Cap Fund does not intend to purchase or sell stocks for short-term trading purposes. However, the adviser may sell a stock without regard to portfolio turnover for any one of the following reasons: the stock has reached what the adviser believes is its full value; there is a change in fundamentals of the company or its particular market sector or industry; or the adviser believes another stock offers a more attractive investment opportunity.

Principal Risks of Investing in the Small Cap Fund

All investments involve risks, and the Small Cap Fund cannot guarantee that it will achieve its investment objective. An investment in the Small Cap Fund is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund investment, the Small Cap Fund’s returns and share price will fluctuate, and your shares at redemption may be worth less than your initial investment. Below are some of the specific risks of investing in the Small Cap Fund.

•

Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The equity securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

•

Small Cap Stock Risk. The Fund invests primarily in small cap stocks. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When selling large holdings of thinly-traded small cap stocks, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

•

Value Risk. At times, the Small Cap Fund invests in stocks that the adviser believes are undervalued but present less risk of a downward price turn. If the adviser’s perceptions of a company’s potential relative to its downward price risk are wrong, the securities purchased may not perform as expected, causing losses that will reduce the Fund’s return. In addition, such securities in the Fund’s portfolio typically will have some risk of downward price movements. If the market perceives such risk as being greater than the adviser expected because of the company’s performance or otherwise, losses may occur and the securities may not realize their full economic value for a long period of time.

•

Growth Stock Risk. At times, the Small Cap Fund invests in companies that appear to be growth-oriented companies. If the adviser’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, causing losses that will reduce the Fund’s return. In addition, such securities in the Fund’s portfolio typically will have some risk of downward price movements. If the market perceives such risk as being greater than the adviser expected because of the company’s performance or otherwise, the Fund’s returns could be adversely affected.

•

Management Risk. The adviser’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. If the adviser’s assessment of the prospects for individual securities is incorrect, it could result in significant losses in the Fund’s investment in those securities, which can also result in possible losses overall for the Fund. Neither the adviser nor the Fund’s portfolio managers have managed a mutual fund prior to the Funds.

•

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

•

Sector/Industry Risk. From time to time, the Fund may have overweighted positions in particular market sectors and/or industries. Companies within a sector and/or industry may share common characteristics and are likely to react similarly to negative market, regulatory or economic developments. A negative development that affects one stock in a sector and/or industry could affect the value of all stocks in the Fund’s portfolio that are in that sector and/or industry.

•

REIT Risk. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus, such as: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; and (h) in many cases, relatively small market capitalizations, which may result in less market liquidity and greater price volatility.

•

Foreign Securities Risk. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because the securities markets of many foreign countries are relatively smaller than those in the U.S. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign country. To the extent that foreign securities in the Fund’s portfolio are not dollar-denominated, there is a risk that fluctuations in the exchange rates between the U.S. and the foreign currencies in which such securities are denominated may negatively affect the value of the Fund’s investments in the foreign securities.

•

Other Investment Company Securities Risks.

1. Generally. When the Fund invests in an underlying mutual fund or ETF, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. In addition, the Fund may also incur increased trading costs as a result of the fund upgrading strategy.

2. ETF Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

3. Inverse and Leveraged ETF Risks. These ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that the Fund invests in inverse ETFs, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The net asset value and market price of leveraged or inverse ETFs is usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. This is because inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. The use of these techniques may cause the inverse or leveraged ETFs to lose more money in market environments that are adverse to their investment strategies than other funds that do not use such techniques.

4. Commodities Risk. To the extent that the Fund invests in ETFs that invest in commodities, it will be subject to additional risks. Commodities are real assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. The values of ETFs that invest in commodities are highly dependent on the prices of the related commodity. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity ETFs may use derivatives, such as futures, options and swaps, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

•

Options Risk. When writing put and call options, the Fund is exposed to declines in the value of the underlying asset against which the option was written. To the extent required, the Fund will cover the financial exposure created by writing put and call options either by purchasing or selling offsetting options or by designating liquid assets to cover such financial exposure. When purchasing options, the Fund is exposed to the potential loss of the option purchase price. Options may be illiquid and the market for options is largely unregulated. The use of options may not always be a successful strategy and using them could lower the Fund’s return.

Is the Small Cap Fund right for you?

The Small Cap Fund may be suitable for:

•	Long-term investors seeking a fund with a small cap investment strategy
•	Investors willing to accept price fluctuations in their investment
•	Investors who want to hire a professional to shift their assets among different small cap investments as market conditions change

ADDITIONAL INFORMATION ABOUT THE ADVISER’S INVESTMENT APPROACH

There are several distinguishing features between the adviser’s “value” strategy and its “growth” strategy. The adviser’s “value” strategy has a tilt toward identifying securities of companies that are more likely to provide added capital preservation potential (while seeking to limit downside risk, the adviser’s “growth” strategy has a tilt toward selecting securities of companies that are more likely to provide added capital appreciation potential (while also willing to accept additional risk that the adviser considers to be reasonable). In both strategies, the adviser is seeking to achieve maximum wealth appreciation while using different risk considerations. In general, the adviser expects that an investment in the Value Fund should be less volatile than an investment in the Appreciation Fund for several reasons. First, the Value Fund’s stocks typically will have a higher dividend yield than the stocks held by the Appreciation Fund. Second, the Appreciation Fund will tend to be over-weighted in certain market sectors, while the Value Fund’s portfolio will tend to include companies with a greater variety of product or service lines of business and, therefore, will tend to be more diversified than the Appreciation Fund. In addition, the Value Fund typically will hold stocks of companies with stronger balance sheets than the Appreciation Fund as a result of the adviser’s willingness to accept more downside risk with respect to the Appreciation Fund. Nevertheless, there will be years when the market prefers either the value strategy over the growth strategy, or vice versa. The adviser will use a combination of its value and growth strategies to manage the Small Cap Fund.

General

The investment objective of each Fund may be changed without shareholder approval. The Small Cap Fund’s policy of investing under normal circumstances at least 80% of its net assets in equity securities of small cap companies may only be changed upon 60 days’ notice to shareholders. From time to time, a Fund may take temporary defensive positions or, while seeking investments that meet the Fund’s criteria, make investments that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, a Fund may hold a substantial portion of its assets in short-term U.S. Government Securities, money market funds, repurchase agreements, ETFs, money market instruments, and other cash equivalents. Each Fund also may invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies; although, with respect to the Small Cap Fund, this ability is subject to the Fund’s obligation to invest under normal circumstances at least 80% of its net assets in equity securities of small cap companies. As a result of making such temporary investments, a Fund may not achieve its investment objective. In addition, to the extent that a Fund invests in other investment companies, it will incur duplicate fees.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

ACCOUNT INFORMATION

How to Buy Shares

Shares of the Funds are available exclusively to U.S. citizens. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Funds may restrict further investment until your identity is verified. If we are unable to verify your identity, the Funds reserve the right to close your account without notice and return your investment to you at the applicable Fund’s NAV determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Shares of the Funds generally are available for purchase only by institutional clients, such as clients of registered investment advisers, 401(k) plan participants purchasing Fund shares through third party administrators, clients and employees of the adviser (including family members of such persons), and a limited number of certain other investors as approved from time to time by the adviser. The adviser considers “institutional” investors to include mutual funds, insurance companies, broker-dealers, registered investment advisers, investment management consultants, banks, trust companies, and similar organizations. Institutional investors may invest in the Symons Institutional Funds either for their own accounts, or on behalf of their clients.All investments are subject to approval of the adviser. Each Fund reserves the right to reject any initial or additional investment.

The minimum initial investment in each Fund by an eligible investor is $5,000 ($2,500 for retirement accounts or custodial accounts). The adviser may, in its sole discretion, waive these minimums in certain circumstances. Each Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment; however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from the Funds, you will not incur charges on purchases and redemptions (other than for short-term redemptions). However, if you purchase or redeem shares through a broker-dealer or other intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail - Your initial purchase request must include:

•	a completed and signed investment application form; and
•	a personal check with name pre-printed (subject to the minimum amount) made payable to the applicable Fund.

Mail the application and check to:

U.S. Mail:	Symons Institutional Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:	Symons Institutional Funds
c/o Unified Fund Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, Indiana 46208

By Wire - You may also purchase shares of the Funds by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (877) 679-6667 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Funds, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the applicable Fund. The purchase price per share will be the net asset value next determined after the wire purchase is received by the applicable Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. There is presently no fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

Additional Investments

The minimum for additional investments in each Fund is $250. You may purchase additional shares of a Fund at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

•	your name
•	the name on your account(s)
•	your account number(s)
•	a check made payable to the applicable Fund

Checks should be sent to the applicable Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, call Shareholder Services to obtain instructions.

Automatic Investment Plan

You may make regular investments in the Funds with an Automatic Investment Plan by completing the appropriate section of the account application or completing a systematic investment plan form with the proper signature guarantee and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $250 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

Shares of the Funds may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); 403(b) plans and other tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Please contact Shareholder Services at (877) 679-6667 for information regarding opening an IRA or other retirement account. Please consult with an attorney or tax adviser regarding these plans. You must pay annual custodial fees for your IRA, usually by redemption of sufficient shares of the applicable Fund from your IRA, unless you pay the fees directly to the IRA custodian. Call the Funds’ transfer agent about the IRA custodial fees.

Other Purchase Information

A Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Funds. Checks must be made payable to the applicable Fund. The Funds and their transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Cashier’s checks and bank official checks in amounts less than $10,000 will also be accepted for IRA transfers from other financial institutions.

Each Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. Each Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds’ transfer agent.

How to Exchange Shares

You may exchange your shares of a Fund for shares of another Symons Institutional Fund. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. You may call Shareholder Services at (877) 679-6667 to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the address listed above.

An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the Net Asset Value (“NAV”) for the sale and the purchase of each applicable Fund calculated on the same day. An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long-term or short-term capital gain or loss on the shares sold.

Requests for exchanges will be processed at the next calculated NAV after receipt of the request (i.e., prior to close of trading on the New York Stock Exchange (“NYSE”) typically 4:00 p.m. Eastern time). Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. The Funds reserve the right to terminate or modify the exchange privilege at any time.

How to Redeem Shares

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the applicable Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. The Funds do not intend to redeem shares in any form except cash. However, if the aggregate amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s net asset value within a 90-day period, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in a Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Symons Institutional Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:	Symons Institutional Funds
c/o Unified Fund Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, Indiana 46208

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after the Fund receives your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at (877) 679-6667 if you have questions. At the discretion of the Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account (up to $25,000) in a Fund by calling Shareholder Services at (877) 679-6667. You must first complete the Optional Telephone Redemption and Exchange section of the investment application or provide a signed letter of instruction with the proper signature guarantee stamp to institute this option. The Fund, its transfer agent and custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions. If you are unable to reach the Funds by telephone, you may request a redemption by mail.

The Funds’ Policy on Market Timing

The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of a Fund’s shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing each Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where the Fund detects a pattern of purchases and sales of the Fund’s shares that indicates market timing or trading that the Fund determines is abusive. This policy generally applies to all shareholders of the Funds. The Board of Trustees also has adopted a redemption policy to discourage short-term traders and/or market timers from investing in the Funds. A 2.00% short-term redemption fee will be assessed by each Fund against investment proceeds withdrawn within 60 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, each Fund uses a “first-in, first-out” method to determine the 60-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be retained by the applicable Fund for the benefit of existing shareholders. Unified Fund Services, Inc. performs automated monitoring of short term trading activity with respect to the Fund. Instances of suspected short tem trading are investigated by the compliance department. If an instance is deemed a violation of the short term trading policies of the Fund, then the Fund’s adviser is notified and action, such as suspending future purchases, is taken. A quarterly certification reporting any instances of short term trading in violation of the Fund's policies is provided to the Board of Trustees.

If you invest in a Fund through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the adviser, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market timers.”

While the Funds attempt to deter market timing, there is no assurance that a Fund will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Despite a Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through a Financial Intermediary. Omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund. Consequently, a Fund may not have knowledge of the identity of investors and their transactions. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that a Fund will be able to apply the fee to such accounts in an effective manner. Under a federal rule, each Fund is required to have an agreement with many of its Financial Intermediaries obligating the Financial Intermediaries to provide, upon the Fund’s request, information regarding their customers and their transactions in the Fund. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even with such an agreement in place. Certain Financial Intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. In addition to the redemption fee, each Fund reserves the right to reject any purchase or exchange order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that such trading is abusive. The Funds have not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information

If you are not certain of the requirements for a redemption, please call Shareholder Services at (877) 679-6667. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances (as determined by the Securities and Exchange Commission), the Funds may suspend redemptions or postpone payment dates. You may be assessed a fee if a Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Redemption proceeds sent by check by a Fund and not cashed within 180 days will be reinvested at that time in the applicable Fund at the current day’s NAV as defined under “Determination of Net Asset Value” below. Redemption proceeds that are reinvested are subject to market risk like any other investment in a Fund.

Because each Fund incurs certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $5,000 ($2,500 for retirement and/or custodial accounts) due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of each Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. In such event, the Fund will provide notice to shareholders, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary liquidation will create a capital gain or capital loss which may have tax consequences about which you should consult your tax adviser.

Determination of Net Asset Value

The price you pay for your shares and that you receive upon the sale of your shares is based on the applicable Fund’s net asset value per share (“NAV”). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business (the NYSE is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of a Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after a Fund receives your order in proper form.

Each Fund’s assets generally are valued at their market value. If market quotations are not readily available, or if an event occurs after the close of the trading market but before the calculation of a Fund’s NAV that materially affects the value of a security, the security will be valued by the Fund’s adviser at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the adviser according to procedures approved by the Board of Trustees. Fair valuation also is permitted if, in the adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, or the adviser is aware of any other data that calls into question the reliability of market quotations. Without fair valuation, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of a Fund, which would harm long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders. However, there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that a Fund will realize fair valuation upon the sale of a security. The Funds may invest in portfolio securities that are listed on foreign exchanges that trade on weekends or other days when the Funds do not price its shares and, as a result, the net asset value of the Funds’ shares may change on days when shareholders will not be able to purchase or redeem the Funds’ shares.

Dividends, Distributions and Taxes

Dividends and Distributions

Each Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any realized net capital gains. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request to the Fund. Each Fund expects that its distributions will consist primarily of net realized capital gains. Each Fund declares and pays dividends at least annually.

Taxes

Net investment income distributed by a Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income except as discussed below (including in the table).

Each Fund will typically distribute net realized capital gains to shareholders once a year. Capital gains are generated when a Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If a Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by a Fund automatically will be invested in additional shares of the applicable Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. Each Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividends and capital gain distributions are not cashed within 180 days; or
•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by a Fund which are not cashed within 180 days will be reinvested at that time in the applicable Fund at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment in a Fund.

You may want to avoid making a substantial investment when a Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively the “Tax Acts”).

Type of Transaction	Tax Status

Qualified dividend income	Generally maximum 15% on non-corporate
taxpayers

Net short-term capital gain distributions	Ordinary income rate

Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*

Sales of shares (including redemptions)owned more than one year	Gains taxed at generally maximum 15% on non-corporate taxpayers*

Sales of shares (including redemptions)                                    Gains are taxed at the same rate as ordinary

owned for one year or less                                                                  income; losses are subject to special rules

                                                                                                       *For gains realized between May 6, 2003 and December 31, 2010.

Under the Tax Acts, effective for taxable years after December 31, 2002 through December 31, 2010, designated dividends paid by a Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that a Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of a Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if a Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 28% of your distributions and sales proceeds. If you are subject to back-up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Investment Adviser

Symons Capital Management, Inc., 650 Washington Rd, Suite 800, Pittsburgh, PA, 15228, serves as the investment adviser to the Funds. The adviser has overall supervisory management responsibility for the general management and investment of each Fund’s portfolio. The adviser sets the Funds’ overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for a Fund’s portfolio and votes any proxies solicited by portfolio companies. The adviser has been in business since 1983, and has used the Value Strategy, which it uses to manage the Value Fund, since 1980 to manage personal investment portfolios. The adviser has used the Capital Appreciation Strategy, which it uses to manage the Appreciation Fund, since 1997. The adviser has used the Small Cap Strategy, which it uses to manage the Small Cap Fund, since 2006. The adviser is owned and controlled by Colin E. Symons, CFA, one of the Funds’ portfolio managers. As of December 31, 2009, the adviser managed $256.60 million in private accounts.

For its advisory services, the adviser is paid a fee at the annual rate of 1.00% of the average daily net assets of both the Value Fund and the Appreciation Fund, and 1.10% of the average daily net assets of the Small Cap Fund. The adviser has contractually agreed to waive its management fee and/or to reimburse certain operating expenses, but only to the extent necessary so that each Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies in which a Fund may invest), do not exceed 1.46% of the average daily net assets with respect to the Value Fund and the Appreciation Fund, and 1.56% with respect to the Small Cap Fund. The contractual agreement with respect to each Fund is in effect through March 31, 2011. Each fee waiver and expense reimbursement by the adviser for a Fund is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular expense or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the applicable expense limitation. During the fiscal year ended November 30, 2009, the adviser waived its entire advisory fee with respect to both the Appreciation Fund and the Small Cap Fund, pursuant to the fee waiver / expense cap agreement with each Fund. The adviser received a fee equal to 0.55% (after waiver and reimbursement) from the Value Fund for the same period.

A discussion of the factors that the Board of Trustees considered in approving the management agreements for each Fund is contained in the Funds’ annual report for the fiscal year ended November 30, 2009.

If you invest in a Fund through a Financial Intermediary, the policies and fees for transacting business may be different than those described in this prospectus. Some Financial Intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some Financial Intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the Financial Intermediary provides on a Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the relevant Fund’s shareholder accounts for which the Financial Intermediary provides services. A Fund may pay a portion of this fee, which is intended to compensate the Financial Intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by a Fund, the adviser may pay a fee to Financial Intermediaries for such services.

To the extent that the adviser pays a fee to a Financial Intermediary for distribution or shareholder servicing, the adviser may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in a Fund and the nature of the services provided by the Financial Intermediary. Although neither the Funds nor the adviser pays for the Funds to be included in a Financial Intermediary’s “preferred list” or other promotional program, some Financial Intermediaries that receive compensation as described above may have such programs in which the Funds may be included. Financial Intermediaries that receive these types of payments may have a conflict of interest in recommending or selling a Fund’s shares rather than shares of other mutual funds, particularly where such payments exceed those associated with other funds. Each Fund may from time to time purchase securities issued by Financial Intermediaries that provide such services; however, in selecting investments for a Fund, no preference will be shown for such securities.

Portfolio Managers

Colin E. Symons, CFA. Mr. Symons is solely responsible for the day-to-day management of the portfolios of the Value Fund and the Appreciation Fund, and jointly responsible for the day-to-day management of the portfolio of the Small Cap Fund. He has been Portfolio Manager for each Fund since its inception. Mr. Symons, who holds the Chartered Financial Analyst (CFA) designation, is Chief Investment Officer of the adviser and Portfolio Manager of both the Symons Capital Management Value and Capital Appreciation strategies. In conjunction with his portfolio management responsibilities, he oversees and is responsible for the company's independent equity research. Mr. Symons joined the adviser in 1997 after working as a software developer in Washington and New York, concentrating on financial services applications for entities such as Chase Manhattan Bank and the IRS. While he was a software developer, Mr. Symons earned the designation of Microsoft Certified Solution Developer. Mr. Symons earned his BA at Williams College in 1995.

Richard Foran. Mr. Foran, as co-Portfolio Manager, is jointly responsible for the day-to-day management of the Small Cap Fund. Mr. Foran joined the adviser as Vice President of Research in 2004 and also co-manages the adviser’s Small Cap strategy. As Vice President of Research, Mr. Foran is also responsible for equity research for the adviser’s Value and Capital Appreciation strategies. Prior to joining the adviser, Mr. Foran had a successful 16-year career in clinical medical research at The Johns Hopkins University and the University of Pittsburgh, where he was the Coordinator of Clinical Studies at the Health Studies Research Center in the Department of Epidemiology, with responsibilities for the administration and management of clinic staff and operations for all research studies conducted in the Center. Mr. Foran holds an undergraduate degree from St. Francis (PA) University and a Masters of Public Health in Epidemiology from the University of Pittsburgh.

The Funds’ Statement of Additional Information provides additional information about the Funds’ Portfolio Managers, including each Portfolio Manager’s compensation, other accounts that he manages, and ownership of Fund shares.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you better understand the financial performance of each Fund since its inception. The Value Fund was formerly known as the Symons Alpha Value Institutional Fund, and the Appreciation Fund was formerly known as the Symons Alpha Growth Institutional Fund. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. The information was audited by Cohen Fund Audit Services, Ltd., independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in the Funds’ Annual Report to Shareholders, which is available upon request and without charge.

Symons Institutional Funds
Financial Highlights
(For a share outstanding throughout each period)

	Symons Value Institutional Fund

					Period ended
		Year ended November 30,			November 30,
	2009		2008		2007	(a)
Selected Per Share Data:

Net asset value, beginning of period	$ 7.94		$ 10.41		$ 10.00

Income from investment operations:
Net investment income (loss)	0.09	(b)	0.14	(b)	0.07
Net realized and unrealized gain (loss) on investments	1.95		(2.37)		0.35
Total income (loss) from investment operations	2.04		(2.23)		0.42

Less distributions:
From net investment income	(0.08)		(0.06)		(0.01)
From net realized gain	(0.11)		(0.20)		-
Total distributions	(0.19)		(0.26)		(0.01)

Paid in capital from redemption fees	-	(c)	0.02	(c)	-	(c)

Net asset value, end of period	$ 9.79		$ 7.94		$ 10.41

Total Return (d)	26.14%		-21.76%		4.22%	(e)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 34,058		$ 6,565		$ 4,262

Ratio of expenses to average net assets	1.46%		1.47%	(g)	1.49%	(f)
Ratio of expenses to average net assets
before reimbursement	1.91%		4.34%		8.63%	(f)
Ratio of net investment income (loss) to
average net assets	1.00%		1.49%		1.15%	(f)
Ratio of net investment income (loss) to
average net assets before reimbursement	0.55%		(1.38)%		(5.99)%	(f)
Portfolio turnover rate	38.24%		70.54%		41.42%

(a) For the period December 22, 2006 (Commencement of Operations) to November 30, 2007.
(b) Calculated using average shares method.
(c) Redemption fees resulted in less than $0.005 per share.
(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) Annualized.
(g) Effective March 31, 2008, the Adviser agreed to waive fees to maintain Fund expenses at
1.46%. Prior to that date, the expense cap was 1.49%.

Symons Institutional Funds
Financial Highlights
(For a share outstanding throughout each period)

	Symons Capital Appreciation Institutional Fund

					Period ended
		Year ended November 30,			November 30,
	2009		2008		2007	(a)

Selected Per Share Data:

Net asset value, beginning of period	$ 4.50		$ 10.21		$ 10.00

Income from investment operations:
Net investment income (loss)	0.02		(0.01)		0.04
Net realized and unrealized gain (loss) on investments	2.73		(5.57)		0.18	(b)
Total income (loss) from investment operations	2.75		(5.58)		0.22

Less distributions:
From net investment income	-		(0.03)		(0.01)
From net realized gain	-		(0.09)		-
From return of capital	-		(0.01)		-
Total distributions	-		(0.13)		(0.01)

Paid in capital from redemption fees	-	(c)	-	(c)	-	(c)

Net asset value, end of period	$ 7.25		$ 4.50		$ 10.21

Total Return (d)	61.11%		-55.35%		2.16%	(e)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 9,664		$ 6,548		$ 20,170

Ratio of expenses to average net assets	1.46%		1.47%	(g)	1.49%	(f)
Ratio of expenses to average net assets
before reimbursement	3.79%		1.96%		3.22%	(f)
Ratio of net investment income (loss) to
average net assets	0.32%		(0.10)%		0.80%	(f)
Ratio of net investment income (loss) to
average net assets before reimbursement	(2.01)%		(0.59)%		(0.93)%	(f)
Portfolio turnover rate	69.41%		83.72%		75.78%

(a) For the period December 22, 2006 (Commencement of Operations) to November 30, 2007.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the statement of operations due to the fluctuation in share transactions in the period.
(c) Redemption fees resulted in less than $0.005 per share.
(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) Annualized.
(g) Effective March 31, 2008, the Adviser agreed to waive fees to maintain Fund expenses at
1.46%. Prior to that date, the expense cap was 1.49%.

Symons Institutional Funds
Financial Highlights
(For a share outstanding throughout each period)

	Symons Small Cap Institutional Fund

	Year ended		Period ended
	November 30, 2009		November 30, 2008	(a)

Selected Per Share Data:

Net asset value, beginning of period	$ 5.60		$ 10.00

Income from investment operations:
Net investment income (loss)	(0.03)	(b)	0.01
Net realized and unrealized gain (loss) on investments	2.76		(4.41)
Total income (loss) from investment operations	2.73		(4.40)

Less distributions:
From net investment income	-	(c)	-
From net realized gain	(0.05)		-
From return of capital	(0.01)		-
Total distributions	(0.06)		-

Paid in capital from redemption fees	-	(d)	-	(d)

Net asset value, end of period	$ 8.27		$ 5.60

Total Return (e)	49.15%		-44.00%	(f)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 2,587		$ 519

Ratio of expenses to average net assets	1.56%		1.56%	(g)
Ratio of expenses to average net assets
before reimbursement	16.87%		37.41%	(g)
Ratio of net investment income (loss) to
average net assets	(0.37)%		0.19%	(g)
Ratio of net investment income (loss) to
average net assets before reimbursement	(15.68)%		(35.66)%	(g)
Portfolio turnover rate	54.75%		13.10%

(a) For the period May 6, 2008 (Commencement of Operations) to November 30, 2008.
(b) Calculated using average shares method.
(c) Distributions amounted to less than $0.005 per share.
(d) Redemption fees resulted in less than $0.005 per share.
(e) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(f) Not annualized.
(g) Annualized.

PRIVACY POLICY

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of the Funds through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Funds Collect. The Funds collect the following nonpublic personal information about you:

•	Information the Funds receive from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

          Categories of Information the Funds Disclose. The Funds do not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information they collect, as described above, to service providers (such as the Funds’ custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Disposal of Information. The Funds, through their transfer agent, have taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

          Confidentiality and Security. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

FOR MORE INFORMATION

You can find additional information about the Funds in the following documents:

                      Annual and Semi-Annual Reports: While the prospectus describes the Funds’ potential investments, the Annual and Semi-Annual Reports detail the Funds’ actual investments as of their report dates. The reports include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected each Fund’s performance during the reporting period.

                      Statement of Additional Information (SAI): The SAI supplements the prospectus and contains detailed information about each Fund and its investment restrictions, risks, policies and operations, including the Funds’ policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this prospectus.

How to Obtain Copies of Other Fund Documents

You can obtain free copies of the current SAI and the Funds’ Annual and Semi-Annual Reports, and request other information about a Fund or make shareholder inquiries, in any of the following ways:

                      On the Internet: Download these documents from the Funds’ Internet site at www.scm-funds.com.

By Telephone: Call Shareholder Services at (877) 679-6667.

By Mail: Send a written request to:

Symons Institutional Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520

Investment Company Act #811-21237

SYMONS INSTITUTIONAL FUNDS

SYMONS VALUE INSTITUTIONAL FUND (SAVIX)

SYMONS CAPITAL APPRECIATION INSTITUTIONAL FUND (SAGIX)

SYMONS SMALL CAP INSTITUTIONAL FUND (SSMIX)

Each a Series of the Unified Series Trust

STATEMENT OF ADDITIONAL INFORMATION

March 31, 2010

          This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the Symons Institutional Funds dated March 31, 2010. This SAI incorporates by reference the annual report to shareholders of the Symons Institutional Funds for the fiscal year ended November 30, 2009. A free copy of the Prospectus or annual report can be obtained by writing the transfer agent at Unified Fund Services, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, or by calling Shareholder Services at (877) 679-6667.

DESCRIPTION OF THE TRUST AND FUNDS

          The Symons Value Institutional Fund (the “Value Fund”) and Symons Capital Appreciation Institutional Fund (the “Appreciation Fund”) each was organized as a diversified series of Unified Series Trust (the “Trust”) on November 13, 2006. The Value Fund was formerly known as the Symons Alpha Value Institutional Fund, and the Appreciation Fund was formerly known as the Symons Alpha Growth Institutional Fund. The Symons Small Cap Institutional Fund (the “Small Cap Fund”) was organized as a diversified series of the Trust on February 10, 2008. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Trustees. The investment adviser to the Funds is Symons Capital Management, Inc. (the “Adviser”). The Value Fund and the Appreciation Fund commenced operations on December 22, 2006. The Small Cap Fund commenced operations on May 6, 2008.

          The Funds do not issue share certificates. All shares are held in non-certificated form registered on the books of the Funds and Unified Fund Services, Inc., the Funds’ transfer agent (the “Transfer Agent”) for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other shares of any series of the Trust with respect to matters that affect the Trust as a whole. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. Each Fund currently offers one class of shares, and may offer additional classes of shares in the future. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

          Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he or she owns and fractional votes for fractional shares he or she owns. All shares of the Funds have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. Each share of a Fund is subject to involuntary redemption if the Trustees determine to liquidate the Fund. A Fund will provide notice to the shareholders if the Board determines, in its sole judgment, to liquidate the Fund, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

          For information concerning the purchase and redemption of shares of the Funds, see “How to Buy Shares” and “How to Redeem Shares” in the Funds’ Prospectus. For a description of the methods used to determine the share price and value of the Funds’ assets, see “Determination of Net Asset Value” in the Funds’ Prospectus and in this SAI.

Each Fund may authorize one or more brokers or other intermediaries (an “Intermediary”) to receive on its behalf purchase and redemption orders. Such Intermediaries would also be permitted to designate others to receive purchase and redemption orders on behalf of such Fund. A Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, its authorized designee, receives the order. Customer orders will be priced at the applicable Fund’s net asset value next computed after they are received by an authorized Intermediary and accepted by the Fund.

The performance of a Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of a Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Funds’ annual report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

          This section contains additional information regarding some of the investments the Funds may make and some of the techniques they may use.

          A.        Common Stocks and Equivalents. Each Fund will invest in common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

          B.        Foreign Securities. Each Fund may invest in foreign securities, either directly or indirectly through depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other similar instruments. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs, in bearer form, may be denominated in other currencies and are designed for use in multiple foreign securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. GDRs are foreign receipts evidencing a similar arrangement. For purposes of the Funds’ investment policies, ADRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and GDRs shall be treated as indirect foreign investments. For example, an ADR or GDR representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with direct investment in the securities of foreign issuers.

                      ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of foreign issuers deposited in a U.S. Bank or correspondent bank. ADRs do not eliminate all risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in equity securities of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

                      Depositary receipt facilities may be established as either “unsponsored” or “sponsored”. While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants.

                      A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored depositary receipts generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to depositary receipt holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

                      Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the depositary receipt holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although depositary receipt holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the depositary receipt holders at the request of the issuer of the deposited securities.

                      Other foreign securities may be denominated in U.S. dollars and trade on domestic stock exchanges. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. When a Fund invests in ADRs or other U.S. dollar-denominated foreign securities, it generally will not be subject to currency risk.

                      Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate or counter these potential events and their impacts on a Fund’s share price.

          C.        Income Trusts. Each fund may invest in income trusts, including real estate investment trusts (“REITs”), business trusts and oil royalty trusts. Income trusts are operating businesses that have been put into a trust. Income trusts pay out the majority of their free cash flow to unit holders. The businesses that are sold into these trusts are usually mature and stable income-producing companies that lend themselves to fixed (monthly or quarterly) distributions. These trusts are regarded as equity investments with fixed-income attributes or high-yield debt with no fixed maturity date. These trusts typically offer regular income payments and a significant premium yield compared to other types of fixed income investments.

                      Real Estate Investment Trusts. Each Fund may invest in (“REITs”) that purchase or lease land and buildings and generate income primarily from rental income (equity REITs). A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. REITs will be treated as equity securities for purposes of calculating the percentage of a Fund’s assets invested in equity securities. REITs are generally subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Risks associated with REIT investments include the fact that REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, REITS may be affected by any changes in the value of the underlying property owned by the trusts.

                      Business Trusts. A business trust is an income trust where the principal business of the underlying corporation or other entity is in the manufacturing, service or general industrial sectors. It is anticipated that the number of businesses constituted or reorganized as income trusts will increase significantly in the future. Conversion to the income trust structure is attractive to many existing mature businesses with relatively high, stable cash flows and low capital expenditure requirements, due to tax efficiency and investor demand for high-yielding equity securities. One of the primary attractions of business trusts, in addition to their relatively high yield, is their ability to enhance diversification in the portfolio as business trusts may cover a broad range of industries and geographies, including public refrigerated warehousing, mining, coal distribution, sugar distribution, forest products, retail sales, food sales and processing, chemical recovery and processing, data processing, gas marketing and check printing. Each business represented is typically characterized by long life assets or businesses that have exhibited a high degree of stability. Investments in business trusts are subject to various risks, including risks related to the underlying operating companies controlled by such trusts. These risks may include lack of or limited operating histories and increased susceptibility to interest rate risks.

                      Oil Royalty Trusts. A royalty trust typically controls an operating company which purchases oil and gas properties using the trust’s capital. The royalty trust then receives royalties and/or interest payments from its operating company, and distributes them as income to its unit holders. Units of the royalty trust represent an economic interest in the underlying assets of the trust.

                      Each Fund may invest in oil royalty trusts that are traded on U.S. stock exchanges. Oil royalty trusts are income trusts that own or control oil and gas operating companies. Oil royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to shareholders (unit holders) in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unit holders, royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Consequently, oil royalty trusts are considered less exposed to the uncertainties faced by a traditional oil and gas exploration and production corporation. However, oil royalty trusts are still exposed to commodity risk and reserve risk, as well as operating risk.

                      The operations and financial conditions of oil royalty trusts, and the amount of distributions or dividends paid on their securities is dependent on oil prices. Prices for commodities vary and are determined by supply and demand factors, including weather, and general economic and political conditions. A decline in oil prices could have a substantial adverse effect on the operations and financial conditions of the trusts. Such trusts also are subject to the risk of an adverse change in the regulation of the natural resource industry and other operational risks relating to the energy sector. In addition, the underlying operating companies held or controlled by the trusts are usually involved in oil exploration; however, such companies may not be successful in holding, discovering, or exploiting adequate commercial quantities of oil, the failure of which will adversely affect their values. Even if successful, oil and gas prices have fluctuated widely during recent years and may continue to do so in the future. The Adviser expects that the combination of global growth in demand and depleting reserves, together with current geopolitical instability, could continue to support strong crude oil prices over the long term. However, there is no guarantee that these prices will not decline. Declining crude oil prices may cause a Fund to incur losses on its investments. In addition, the demand in and supply to the developing markets could be affected by other factors such as restrictions on imports, increased taxation, and creation of government monopolies, as well as social, economic and political uncertainty and instability. Furthermore, there is no guarantee that non-conventional sources of natural gas will not be discovered which would adversely affect the oil industry.

                      Moreover, as the underlying oil and gas reserves are produced the remaining reserves attributable to a royalty trust are depleted. The ability of a royalty trust to replace reserves is therefore fundamental to its ability to maintain distribution levels and unit prices over time. Certain royalty trusts have demonstrated consistent positive reserve growth year-over-year and, as such, certain royalty trusts have been successful to date in this respect and are thus currently trading at unit prices significantly higher than those of five or ten years ago. Oil royalty trusts manage reserve depletion through reserve additions resulting from internal capital development activities and through acquisitions.

                      When a Fund invests in foreign oil royalty trusts, it will also be subject to foreign securities risks which are more fully described above.

          D.        Investment Company Securities. Each Fund may invest in shares of other investment companies, such as other mutual funds, money market funds, unit investment trusts, and exchange-traded funds (“ETFs”). For example, a Fund may invest in ETFs whose investments are consistent with the Fund’s own investment strategy. In addition, a Fund also may invest in ETFs that do not meet such investment strategy, for defensive and other purposes. Additionally, the Funds may invest in new exchange-traded shares as they become available. As a shareholder of an investment company, a Fund will indirectly bear its pro rata portion of service and other fees of such other investment company, which are in addition to the fees the Fund pays its service providers. For example, shareholders may incur expenses associated with capital gains distributions by a Fund as well as the underlying funds in which the Fund invests. Shareholders also may incur increased transaction costs as a result of a Fund’s portfolio turnover rate and/or because of the high portfolio turnover rates in the underlying funds. Each Fund is independent from any of the underlying funds in which it invests and it has no voice in or control over the investment strategies, policies or decisions of the underlying funds. A Fund’s only option is to redeem its investment in an underlying fund in the event of dissatisfaction with the fund.

          E.        Inverse Exchange-Traded Funds (“ETFs”). Each Fund may invest in inverse ETFs, including leveraged ETFs. Inverse ETFs seek to provide investment results that match a certain percentage of the inverse of the results of a specific index on a daily or monthly basis.  Inverse ETFs are subject to additional risk not generally associated with traditional ETFs.  Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. Leveraged ETFs seek to multiply the negative return of the tracked index (e.g., twice the inverse return). An investment in an inverse ETF will decrease in value when the value of the underlying index rises. For example, an inverse ETF tracking the S&P 500 Index will gain 1% when the S&P falls 1% (if it is a leveraged ETF that seeks twice the inverse return, it will gain 2%), and will lose 1% if the S&P 500 gains 1% (if it is a leveraged ETF that seeks twice the inverse return, it will lose 2%).  By investing in leveraged ETFs and gaining magnified short exposure to a particular index, a Fund can commit fewer assets to the investment in the securities represented in the index than would otherwise be required.

          Inverse ETFs present all of the risks that regular ETFs present. In addition, inverse ETFs determine their inverse return on a day-to-day or monthly basis and, as a result, there is no guarantee that the ETF’s actual long term returns will be equal to the daily or monthly return that a Fund seeks to achieve.  For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a leveraged ETF may in fact be considerably less than two times the long-term inverse return of the tracked index.  Furthermore, because inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the inverse ETF to lose money and, consequently, the value of the Fund’s investment to decrease.  Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the inverse ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to the Fund. An inverse ETF’s use of these techniques will make a Fund’s investment in the ETF more volatile than if the Fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivative instruments. However, by investing in an inverse ETF rather than directly purchasing and/or selling derivative instruments, a Fund will limit its potential loss solely to the amount actually invested in the ETF (that is, the Fund will not lose more than the principal amount invested in the inverse ETF).  Inverse ETFs may also incur capital gains, some of which may be taxed as ordinary income, thereby increasing the amounts of a Fund’s taxable distributions.

F.         Securities Lending. Each Fund may, from time to time, lend securities to banks, brokers and dealers and receive as collateral cash, U.S. Government obligations or irrevocable bank letters of credit (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. Each Fund’s securities lending practices will be limited to no more than 33% of its total assets.

          To be acceptable as collateral, letters of credit must be issued by a bank that is deemed satisfactory by the Adviser, and must obligate the bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. The Fund receives amounts equal to the dividends or interest on the loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodial and administrative fees in connection with its securities loans. However, fees may only be paid to a placing broker if (a) the Adviser determines that such fees paid to the placing broker are reasonable and based solely upon services rendered, and (b) the Board of Trustees of the Trust separately considers the propriety of any fee shared by the placing broker with the borrower and determines that the fees paid to the placing broker are not used to compensate the Adviser or any of its affiliated persons.

          Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities. The terms of a Fund’s loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to re-acquire loaned securities on five days’ notice or in time to vote on any important matter. The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights.

G.       Options. Each Fund may use options for any lawful purpose consistent with its investment objective such as hedging or managing risk. An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price (“strike price” or “exercise price”) at or before a certain time (“expiration date”). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to adverse changes in the value of the underlying asset. Each Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate an existing position. Options used by a Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a “European” option; if it is also exercisable prior to maturity, it is an “American” option. If it is exercisable only at certain times, it is a “Bermuda” option.

                      The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for over-the-counter (“OTC”) options written by a Fund may be considered illiquid. Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security at more than its market value.

                      The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

                      Each Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

                      Each Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and the other party to the transaction (“counterparty”) (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

                      Each Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although each Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that a Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

                      Each Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.

                      The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

          H.        Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. “Auction Rate” preferred stock is a floating rate preferred stock with the dividend rate reset by Dutch auction, typically every seven, 28, 35 or 49 days. The dividend rate on auction rate preferred stock usually is subject to a maximum rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

INVESTMENT LIMITATIONS

          A.       Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Funds and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of a Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

                      1.        Borrowing Money. Each Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

                      2.        Senior Securities. Each Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

                      3.        Underwriting. Each Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

                      4.        Real Estate. Each Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).

                      5.        Commodities. Each Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

                      6.        Loans. Each Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

                      7.        Concentration. Each Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

                      8.         Diversification. With respect to 75% of its total assets, each Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, or securities of other investment companies) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

                       With respect to the percentages adopted by the Trust as maximum limitations on the Funds’ investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

          Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

          B.       Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Funds and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

                      1.        Pledging. Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

                      2.        Borrowing. Each Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.	Illiquid Securities. The Funds will not purchase illiquid or restricted securities.

                      4.         Margin Purchases. Each Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

                      5.         Name Rule. Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets (including borrowings for investment purposes, if any) in equity securities of small capitalization companies. This investment policy may not be changed without at least 60 days’ prior written notice in plain English to the Fund’s shareholders.

INVESTMENT ADVISER

Symons Capital Management, Inc., 650 Washington Rd, Suite 800, Pittsburgh, PA, 15228, serves as the investment adviser to the Funds. The Adviser has overall supervisory management responsibility for the general management and investment of each Fund’s portfolio. The Adviser sets the Funds’ overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for each Fund’s portfolio and votes any proxies solicited by portfolio companies.

          For its advisory services, the Adviser is paid a fee at the annual rate of 1.00% of the average daily net assets of each of the Value Fund and the Appreciation Fund. The Adviser is paid a fee at the annual rate of 1.10% of the average daily net assets of the Small Cap Fund. The Adviser has contractually agreed to waive its management fee and/or to reimburse certain operating expenses, but only to the extent necessary so that each Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest) do not exceed 1.46% of the Fund’s average daily net assets with respect to the Value Fund and the Appreciation Fund, and 1.56% with respect to the Small Cap Fund. The contractual agreement with respect to each Fund is in effect through March 31, 2011. Each fee waiver and expense reimbursement by the Adviser to a Fund is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular expense or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the applicable expense limitation.

          The following tables describe the advisory fees paid to the Adviser by the Funds for the fiscal periods indicated.

Value Fund
Fiscal Period Ended	Advisory Fees Accrued	Total Fees Reimbursed and/or Waived by Adviser	Net Advisory Fees Paid
November 30, 2009	$214,372	($97,370)	$117,002
November 30, 2008	$45,292	($130,113)	$0
November 30, 2007*	$19,835	($142,522)	$0
*For the period December 22, 2006 (commencement of operations) through November 30, 2007.

Appreciation Fund
Fiscal Period Ended	Advisory Fees Accrued	Total Fees Reimbursed and/or Waived by Adviser	Net Advisory Fees Paid
November 30, 2009	$66,186	($54,510)	$0
November 30, 2008	$164,589	($80,817)	$83,772
November 30, 2007*	$79,331	($137,832)	$0
*For the period December 22, 2006 (commencement of operations) through November 30, 2007.

Small Cap Fund
Fiscal Period Ended	Advisory Fees Accrued	Total Fees Reimbursed and/or Waived by Adviser	Net Advisory Fees Paid
November 30, 2009	$12,958	($180,387)	$0
November 30, 2008*	$2,990	($97,687)	$0
*For the period May 6, 2008 (commencement of operations) through November 30, 2008.

          A discussion of the factors that the Board of Trustees considered in approving the management agreement for each Fund is contained in the Funds’ annual report for the fiscal year ended November 30, 2009.

          The Adviser retains the right to use the name “Symons” in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “Symons” automatically ceases 90 days after termination of the Agreements andmay be withdrawn by the Adviser on 90 days written notice.

The Adviser may pay certain financial institutions (which may include banks, broker-dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. Each Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Managers

           The Value Fund and the Appreciation Fund are managed by Mr. Colin E. Symons, CFA, the Chief Investment Officer for the Adviser. The Small Cap Fund is co-managed by Mr. Symons and Richard F. Foran, Vice President of Research for the Adviser (each, a “Portfolio Manager”). As of November 30, 2009, the Portfolio Managers were also responsible for the management of the following types of other accounts in addition to the Funds:

Portfolio Manager	Total Accounts By Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Colin E. Symons	Registered Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 451	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: $304.91 million	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: 0	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A
Richard F. Foran	Registered Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 25	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: $15.99 million	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: 0	Registered Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A

          At present, each Portfolio Manager receives a base salary and participates in a bonus pool that is determined by his achievements, ability and teamwork. The bonus pool consists of the gross revenue of the Adviser less base salaries and operating expenses. The result is that every person at the Adviser has a material stake in the success of every aspect of the Adviser’s work as a team.

          The Portfolio Managers provide investment advisory services to other clients of the Adviser in addition to managing the Funds. The Portfolio Managers are obligated to make investment decisions for a client based on each client’s specific investment objective, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and an obligation to treat all accounts fairly and equitably over time. Conflicts may arise as a result of a Portfolio Manager’s multiple roles in managing a Fund and servicing other client accounts. For example, managing the other separate accounts may result in a Portfolio Manager devoting unequal time and attention to a Fund.

          Due to similarities in the investment strategies of the Funds and certain other client accounts, the Portfolio Managers’ duties may overlap. For example, the Portfolio Managers may be able to combine responsibilities such as research and stock selection for the Funds and other separate accounts. However, to the extent that a Fund and another of the Adviser’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if other clients desire to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given day and limited quantities are available, the Adviser has adopted trade allocation procedures pursuant to which purchases and sales normally will be made on a pro rata, average price per share basis, or such other method as it deems fair and reasonable.

          Even where a Fund and multiple separate accounts are managed using similar investment strategies, the Portfolio Managers may take action with respect to the Fund that may differ from the timing or nature of action taken with respect to another client account. For example, there may be circumstances under which the Portfolio Managers will cause one or more separate accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of Fund assets that the Portfolio Managers commit to such investment, and vice versa. There also may be circumstances under which the Portfolio Managers purchase or sell an investment for the separate accounts and do not purchase or sell the same investment for a Fund, or vice versa. Accordingly, the Fund’s performance may differ significantly from the results achieved by the Adviser’s other clients. It is possible that one or more of the Adviser’s other client accounts may achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, the Funds may sustain losses during periods in which one or more separate accounts achieve significant profits.

Each Portfolio Manager may also carry on investment activities for his own account(s) and/or the accounts of immediate family members. Conflicts may arise as a result of the Portfolio Managers’ differing economic interests in respect of such activities. Pursuant to the Code of Ethics adopted by the Trust and the Adviser, each Portfolio Manager is prohibited from effecting transactions for his personal accounts which are contrary to recommendations being made to a Fund. In addition, each Portfolio Manager is prohibited from competing with a Fund in connection with such transactions.

As of November 30, 2009, the Portfolio Managers owned shares of the Funds as indicated in the table below.

Portfolio Manager	Value Fund	Appreciation Fund	Small Cap Fund
Colin E. Symons	$1 – $10,000	None	$1 - $10,000
Richard F. Foran	None	None	None

TRUSTEES AND OFFICERS

General Qualifications. The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Board Chairman and more than 75% of the Trustees are Independent Trustees. On an annual basis, each Trustee confirms that he or she is not an “interested person” (as such term is defined in the Investment Company Act of 1940, as amended) of the Trust or any adviser, sub-adviser or distributor of the Trust.

          The following table provides information regarding the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”).

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 62) Independent Trustee, December 2002 to present

President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from September 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 63) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 59) Independent Trustee, December 2002 to present

Vice President and General Manager of International Crankshaft Inc., an automotive equipment manufacturing company, 1990-2002; President and Director of International Crankshaft, Inc. since January 2002; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 57) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 60) Independent Trustee, May 2008 to present

Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004) and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 27 series.

          The following table provides information regarding each Trustee who is an “interested person” of the Trust, and each officer of the Trust.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 54)*** Trustee, November 2007 to present

Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Melissa K. Gallagher(Age - 44) President, November 2009 to present

Senior Vice President of Unified Fund Services; the Trust’s Administrator; and President and Treasurer of Unified Financial Securities, the Trust’s Distributor. Employed in various positions with the Administrator and Distributor since September of 2000.

John C. Swhear (Age - 48) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 35) Treasurer and Chief Financial Officer, November 2008 to present

Vice President of Fund Accounting, Financial and Tax Reporting for Unified Fund Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company, including: Senior Accounting Analyst, Accounting Analyst and Fund Balancing Supervisor, from May 2000 through February 2005.

William Murphy, CPA (Age – 46) Assistant Treasurer, November 2008 to present; Interim Treasurer and Chief Financial Officer, February 2008 to November 2008

Manager of Fund Administration for Unified Fund Services, Inc., since October 2007; Treasurer and Principal Financial Officer of Valued Advisers Trust since December 2009; Treasurer and Chief Financial Officer of Dreman Contrarian Funds since February 2008; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.

Lynn E. Wood (Age - 63) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chairman and Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from September 2000 to December 2004; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from September 2000toOctober 2004.

Heather Bonds (Age - 34) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Secretary of Valued Advisers Trust since August 2008; Secretary of RiverNorth Funds since February 2009; Assistant Secretary of Dean Family of Funds from August 2004 to March 2007; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

Tara Pierson (Age - 35) Assistant Secretary, November 2008 to present	Employed by Unified Fund Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present.
*	The address for each trustee and officer of the Trust is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 27 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified

Financial Securities, Inc., the distributor of various series of the Trust.

In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

Stephen A. Little – Mr. Little has been an Independent Trustee of the Trust since its inception in 2002, and he currently serves as Chairman of the Board. He previously served as trustee to three other registered investment companies. In 1993, he founded an investment advisory firm that provides discretionary investment advice and advice on socially responsible investing. Mr. Little previously held NASD Series 6, 7, and 22 licenses. Mr. Little received a B.A. from Wabash College and a M. Div. from Christian Theological Seminary. Prior to completing his education, Mr. Little served in the U.S. Marine Corps. Mr. Little was selected to serve as Trustee of the Trust based primarily on his experience in the investment management industry.

Gary E. Hippenstiel – Mr. Hippenstiel has served as a mutual fund trustee since 1995. He has been an Independent Trustee of the Trust since its inception in 2002, and he currently serves as Chairman of the Audit and Pricing Committees of the Board of Trustees. He previously served as a trustee to three other registered investment companies and a variable insurance trust. In 2008, Mr. Hippenstiel founded an investment consulting firm and he also serves as Chairman of the investment committee for two family foundations. Prior to that, he served as Chief Investment Officer of Legacy Trust Company for 17 years, where he was responsible for establishing investment strategies and selecting and monitoring independent managers of trust accounts. Mr. Hippenstiel was selected as Trustee based primarily on his experience in the investment management industry. He received a B.S. in Business Administration and an MBA Finance from the University Of California, Berkeley.

Daniel J. Condon – Mr. Condon has been an Independent Trustee of the Trust since its inception in 2002. He has also served as trustee of three other registered investment companies. From 1990 to 2002, he has served as Vice President and General Manager of an international automotive equipment manufacturing company, and as President and director of that company since 2002. Mr. Condon received a B.S. in Mechanical Engineering from Illinois Institute of Technology and an MBA from Eastern Illinois University. He also received his registered Professional Engineer license. Mr. Condon was selected as Trustee based on his over 20 years of international business experience.

Ronald C. Tritschler – Mr. Tritschler has been a Trustee of the Trust since its inception in 2002. He also has served as trustee of three other registered investment companies. Since 1989, he has been a director, vice president and general counsel of a company that operates convenience stores and, since 2001, Mr. Tritschler has been CEO, director and general counsel of a national real estate company. He also is a director of a bank holding company. Mr. Tritschler received a B.A. in Business Administration from Baldwin-Wallace College and his J.D. and MBA from the University of Toledo. Mr. Tritschler was selected to serve as a Trustee based primarily on his substantial business and legal experience.

Kenneth G.Y. Grant – Mr. Grant has been an Independent Trustee of the Trust since 2008. He is a founder of a trust company that offers collective investment trust products to qualified plans. Mr. Grant has over 25 years of executive leadership experience, including experience in management, business development for financial services firms, strategic planning, and investing. Mr. Grant also has experience developing trust and plan accounting services for institutional investors. He currently serves as a senior executive of a retirement plan services provider, as senior vice president of a retirement association and as Treasurer of a council of churches. Mr. Grant received his B.A. in Psychology from Syracuse University, his Th.M. in Theology and Ethics from Boston University, and his MBA from Clark University. Mr. Grant was selected to serve as a Trustee based primarily on his substantial experience in the retirement plan and financial services industry.

Nancy V. Kelly – Ms. Kelly has been a Trustee of the Trust since 2007. She has served as Executive Vice President of Huntington National Bank since December 2001. She is active as a community leader and she serves on the Board of several local organizations, including a youth social services agency. Ms. Kelly was selected to serve as a Trustee based primarily on her experience in managing securities-related businesses operated by banks and her senior position within Huntington Bank, which is an affiliate of the Trust’s administrator and distributor and also serves as custodian of the Trust. Ms. Kelly received a B.S. from Hood College and an MBA from Xavier University.

          Risk Management. As part of its efforts to oversee risk management associated with the Trust, the Board has established the Audit Committee, Pricing Committee, and the Advisory Contract Renewal Committee.

•

The Audit Committee consists of Independent Trustees Hippenstiel, Condon, Tritschler and Grant. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board of Trustees. The Audit Committee met four times during the year ended December 31, 2009.

•

The Pricing Committee of the Board of Trustees is responsible for reviewing and approving fair valuation determinations.  The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value.  In addition to review and approvals of specific fair valuations, the Pricing Committee met four times during the year ended December 31, 2009.

•

The Advisory Contract Renewal Committee is responsible for conducting due diligence on the initial approval and subsequent renewals of investment advisory contracts between the Trust and the advisers and sub-advisers to each series of the Trust, and making a recommendation to the full Board of Trustees regarding approvals and renewals of these contracts. The Committee reviews materials of the type required by Section 15(c) of the Investment Company Act of 1940, which are provided by the investment advisers and sub-advisers and the Trust's Administrator. The Committee also conducts interviews of advisers and sub-advisers to the Trust. The Advisory Contract Renewal Committee is comprised of all of the Trustees, although at least two Independent Trustees are required to establish a quorum. This Committee held four meetings during the year ended December 31, 2009.

          Each Committee meets at least quarterly, and reviews reports provided by administrative service providers, legal counsel and independent accountants. The Independent Trustees have engaged their own independent legal counsel to provide advice on regulatory, compliance and other topics. The Committees report directly to the Board of Trustees.

          The Board has engaged on behalf of the Trust a full-time Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. He reports to the Board at least quarterly any material compliance items that have arisen, and annually he provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and sub-advisers. Periodically the CCO provides reports to the Board that:

•	Assess the quality of the information the CCO receives from internal and external sources;
•	Assess how Trust personnel monitor and evaluate risks;
•	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;
•	Consider feedback from and provide feedback regarding critical risk issues to Trust and administrative and advisory personnel responsible for implementing risk management programs; and
•	Consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance programs as necessary to meet new regulations or industry developments.

          The Trustees meet in-person on a quarterly basis, typically for two days of meetings. Trustees also participate in special meetings and conference calls as needed. In addition to Board meetings, Trustees also participate in teleconferences each quarter to review and discuss 15(c) materials, and to interview advisors and sub-advisors whose contracts are up for renewal. Legal counsel to the Trust provides quarterly reports to the Board regarding regulatory developments. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to the series of the Trust:

(1)	Fund Performance/Morningstar Report/Portfolio Manager’s Commentary
(2)	Code of Ethics review
(3)	NAV Errors, if any
(4)	Distributor Compliance Reports
(5)	Timeliness of SEC Filings
(6)	Dividends and other Distributions
(7)	List of Brokers, Brokerage Commissions Paid and Average Commission Rate
(8)	Review of 12b-1 Payments
(9)	Multiple Class Expense Reports
(10)	Anti-Money Laundering/Customer Identification Reports
(11)	Administrator and CCO Compliance Reports
(12)	Marketing Timing Reports

          The Board of Trustees has not adopted a formal diversity policy. When soliciting future nominees for Trustee, the Board will make efforts to identify and solicit qualified minorities and women. On an annual basis, the Board of Trustees conducts an assessment of the Board’s and the individual Trustees’ effectiveness in overseeing the Trust. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

  The following table provides information regarding shares of the Funds and other portfolios of the Trust owned by each Trustee as of December 31, 2009.

Trustee	Dollar Range of the Funds’ Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald C. Tritschler	None	None
Stephen A. Little	None	None
Daniel J. Condon	None	None
Kenneth G.Y. Grant	None	$1 - $10,000
Nancy V. Kelly	None	None

* The Trust currently consists of 27 series.

Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and each Fund incurs its pro rata share of expenses based on the number of existing series in the Trust. As a result, the amount paid by each Fund will increase or decrease as new series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$ 1,778[2]	$0	$0	$48,000
Stephen A. Little, Chairman of the Board	$1,778[2]	$0	$0	$48,000
Daniel J. Condon, Trustee	$1,407[3]	$0	$0	$38,000
Ronald C. Tritschler, Trustee	$1,407[3]	$0	$0	$38,000
Kenneth G.Y. Grant, Trustee	$1,407[3]	$0	$0	$38,000

Interested Trustees and Officers	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Nancy V. Kelly, Trustee	$0	$0	$0	$0
Melissa K. Gallagher, President and CEO	$0	$0	$0	$0
John C. Swhear, Senior Vice President	$0	$0	$0	$0
Christopher E. Kashmerick, Treasurer and CFO	$0	$0	$0	$0
William Murphy, Assistant Treasurer	$0	$0	$0	$0

Lynn E. Wood, Chief Compliance Officer	$5,852[4]	$0	$0	$158,000[5]
Heather Bonds, Secretary	$0	$0	$0	$0
Tara Pierson, Assistant Secretary	$0	$0	$0	$0

1The Trust currently consists of 27 series.

2 During the fiscal year ended November 30, 2009, each Trustee received a total of $1,747 from each Fund.

3 During the fiscal year ended November 30, 2009, each Trustee received a total of $1,383 from each Fund.

4 During the fiscal year ended November 30, 2009, the CCO received a total of $7,871 from each Fund.

5 This amount does not include the value of benefits provided to the CCO. In addition to the CCO’s salary listed in the table, the CCO is allocated $25,000 for potential bonus compensation, as well as to pay for the CCO’s expenses in connection with compliance-related activities, including audits of advisors to the series of the Trust, attendance at compliance seminars, etc. These expenses are shares, pro rata, by each series of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the management agreement with the Adviser.

As of March 15, 2010, the following persons were deemed to be control persons or principal shareholders of the Value Fund:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	53.60%	Record
LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121	21.23%	Record
Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	12.80%	Record
National Financial Services, LLC 200 Liberty St. World Financial Center New York, NY 10281	11.80%	Record

As of March 15, 2010, the following persons were deemed to be control persons or principal shareholders of the Appreciation Fund:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	82.88%	Record
National Financial Services, LLC 200 Liberty St. World Financial Center New York, NY 10281	15.19%	Record

As of March 15, 2010, the following persons were deemed to be control persons or principal shareholders of the Small Cap Fund:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	71.22%	Record
National Financial Services, LLC 200 Liberty St. World Financial Center New York, NY 10281	28.13%	Record

          As of March 15, 2010, the Trustees and officers of the Trust did not own any shares of any Fund.

PORTFOLIO TURNOVER

          The Funds may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Each Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Adviser expects that each Fund will continue to experience a low to moderate portfolio turnover rate. The following table sets forth each Fund’s turnover rate for the periods indicated:

Fund	Fiscal Year Ended November 30, 2008	Fiscal Year Ended November 30, 2009
Value Fund	70.54%	38.24%
Appreciation Fund	83.72%	69.41%
Small Cap Fund	13.10%*	54.75%
*For the period May 6, 2008 (commencement of operations) through November 30, 2008

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

          Customer identification and verification is part of the Funds’ overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Funds, adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Transfer Agent, subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

          When you open an account with a Fund, the Transfer Agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the Transfer Agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Transfer Agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

          Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for each Fund’s portfolio decisions and the placing of each Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

          The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Funds and to other accounts over which it exercises investment discretion.

          Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Funds. For the fiscal year ended November 30, 2009, the Adviser did not direct any brokerage transactions on behalf of the Funds to brokers on the basis of research services provided by such brokers.

When a Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis, through one or more broker-dealers. Blocked transactions can produce better execution for the Funds and other accounts managed by the Adviser because of the increased volume of each such transaction. If the entire blocked order is not filled, a Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the Adviser is selling the same portfolio security for its other client accounts at the same time. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made on a pro rata average price per share basis.

          Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

          The following table presents information about the brokerage commissions paid by the Funds to brokers during the periods indicated.

Fund	Fiscal Period Ended November 30, 2007*	Fiscal Year Ended November 30, 2008	Fiscal Year Ended November 30, 2009
Value Fund	$3,300	$8,605	$29,905
Appreciation Fund	$22,543	$27,149	$13,414
Small Cap Fund	N/A	$1,677**	$4,092
*For the period December 22, 2006 (commencement of operations) through November 30, 2007
**For the period May 6, 2008 (commencement of operations) through November 30, 2008

The Trust, the Adviser and the Funds’ Distributor as defined herein have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act, and the Adviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Funds. You may obtain copies of the Codes from the Trust, free of charge, by calling Shareholder Services at (877) 679-6667. You may also obtain copies of the Trust’s Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which reports are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which are filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. Each Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. A Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

          Each Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Adviser, Distributor, Transfer Agent, fund accounting agent, administrator and custodian. A Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisers at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships), or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Funds do not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, each Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund.  In these instances, portfolio holdings will be supplied within approximately 25 days after the end of the month.  The Rating Agencies may make a Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee.  Neither the Funds, the Adviser, nor any of their affiliates receive any portion of this fee.  Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information.  Each Fund also has the option to post its complete portfolio holdings to its website within approximately 25 days after the end of the month.  If posted, the information will remain posted on the website until replaced by the information for the succeeding month.  If the Funds do not have a website or the website is for some reason inoperable, the information will be supplied no more frequently than quarterly and on a delayed basis.

          Except as described above, each Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board.  The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose a Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser and any affiliated persons of the Adviser are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund’s portfolio holdings.A Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

PROXY VOTING POLICY

          The Trust and the Adviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Adviser, subject to the Adviser’s proxy voting policy and the supervision of the Board of Trustees.

          Absent mitigating circumstances and/or conflicts of interest, it is the Adviser’s general policy to vote proxies consistent with the recommendation of the senior management of the issuer. Notwithstanding the foregoing, the Adviser often will vote against a management recommendation with respect to stock option and other executive compensation plan matters. The Adviser monitors corporate actions of issuers of the Funds’ portfolio securities in a manner consistent with the Adviser’s fiduciary duty to vote proxies in the best interests of its clients.

          The Trust’s policy provides that, if a conflict of interest between the Adviser or its affiliates and a Fund arises with respect to any proxy, the Adviser must fully disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

          You may obtain a copy of the Trust’s and the Adviser’s proxy voting policies by calling Shareholder Services at (877) 679-6667 or by writing to the Transfer Agent at Unified Fund Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. A copy of the votes cast by each Fund with respect to portfolio securities during the most recent 12-month period ended June 30th will be filed by the Fund with the SEC on Form N-PX. Each Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of each Fund is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the Trust, its custodian, and the Transfer Agent are open for business and on any other day on which there is sufficient trading in a Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see “Determination of Net Asset Value” in the Prospectus.

Equity securities generally are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.

Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith according to procedures adopted by the Board of Trustees. The Board of Trustees annually approves the pricing services used by the fund accounting agent. The fund accounting agent maintains a pricing review committee which consults with an Independent Trustee who is a member of the Pricing committee as fair valuation issues arise. Fair valued securities held by a Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

Each Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

REDEMPTION IN-KIND

           The Funds do not intend to redeem shares in any form except cash. However, if the aggregate amount being redeemed within any 90-day period is over the lesser of $250,000 or 1% of a Fund’s net asset value, pursuant to a Rule 18f-1 plan filed by the Trust on behalf of the Funds, each Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUNDS  Each Fund was organized as a series of a business trust, and intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If a Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

          If a Fund does qualify as a RIC but (in a particular tax year) distributes less than ninety-eight (98%) of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is four percent (4%) of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If a Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

          To continue to qualify for treatment as a RIC under Subchapter M of the Code, each Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•

Distribute annually to its shareholders at least ninety percent (90%) of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

          Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carry forwards. Net capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted net capital loss remaining is lost as a deduction. As of November 30, 2009, the Funds had available for federal tax purposes capital loss carryforwards as follows:

Expiration Date	Value Fund	Appreciation Fund	Small Cap Fund
November 30, 2016	$0	$1,108,708	$0
November 30, 2017	$30,072	$6,192,608	$32,694
Total	$30,072	$7,301,316	$32,694

          Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

          The portion of the dividends a Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

          If you are a non-retirement plan holder, a Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, each Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

          If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

          The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

          Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is Custodian of each Fund’s investments. The Custodian acts as the Funds’ depository, safekeeps portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties. The custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc., the Funds’ distributor (the “Distributor”). A Trustee of the Trust is a member of management of the Custodian.

          For its custodial services, the Custodian receives a monthly fee from each Fund based on the market value of assets under custody. The monthly fee is equal to an annual rate of 0.0125% of the first $75 million of market value; 0.0100% of the next $75 million of market value; and 0.0075% of market value in excess of $150 million. The Custodian also receives various transaction-based fees. The fees paid to the Custodian by each Fund are subject to a $250 monthly minimum fee per Fund account.

FUND SERVICES

          Unified Fund Services, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, acts as the Funds’ transfer agent, dividend disbursing agent, fund accountant, and administrator. Certain officers of the Trust are members of management and/or employees of Unified. Unified is under common control with the Distributor and the Custodian.

          Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other transfer agent and shareholder service functions.  Effective January 1, 2010, for its services as a transfer agent, Unified receives a monthly fee of $1.33 per shareholder account, subject to a minimum monthly fee of $3,750, which fee is prorated among the three Symons Funds based on individual asset levels.

          In addition, Unified provides the Symons Funds with fund accounting services, which include certain monthly reports, record keeping and other management-related services.  Effective January 1, 2010, for its services as fund accountant, Unified receives a monthly fee from each Fund equal to an annual rate of 0.04% of the Fund’s average daily net assets up to $100 million; 0.03% of the Fund’s average daily net assets from $100 million to $250 million; and 0.02% of the Fund’s average daily net  assets over $250 million, subject to a total minimum monthly fee of $6,250, which fee is prorated among the three Symons Funds based on individual asset levels.

          Unified also provides the Symons Funds with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities.  For these services, Unified receives a monthly fee from each Fund equal to an annual rate of 0.08% of the Fund’s average daily net assets up to $100 million; 0.06% of the Fund’s average daily net assets from $100 million to $250 million; and 0.04% of the Fund’s average daily net assets over $250 million, subject to a total minimum monthly fee of $6,250, which fee is prorated among the three Symons Funds based on individual asset levels. Unified also receives a compliance program services fee of $700 per month from each Fund.

          The following table provides information regarding transfer agent, fund accounting and administrative services fees paid by each Fund during the periods indicated. The amounts given include reimbursement for various out-of-pocket expenses, and may include amounts paid to various third parties as compensation for sub-transfer agency services. Prior to January 1, 2010, Unified was compensated under a different fee schedule than described above.

Value Fund	Fiscal Period Ended November 30, 2007*	Fiscal Year Ended November 30, 2008	Fiscal Year Ended November 30, 2009
Transfer Agent Fees	$29,476	$34,147	$18,589
Fund Accounting Fees	$24,724	$25,002	$24,998
Administrative Fees	$29,970	$31,000	$31,264
*For the period December 22, 2006 (commencement of operations) through November 30, 2007.

Appreciation Fund	Fiscal Period Ended November 30, 2007*	Fiscal Year Ended November 30, 2008	Fiscal Year Ended November 30, 2009
Transfer Agent Fees	$29,853	$34,450	$18,260
Fund Accounting Fees	$24,724	$25,002	$24,998
Administrative Fees	$29,970	$31,000	$31,264
*For the period December 22, 2006 (commencement of operations) through November 30, 2007.

Small Cap Fund	Fiscal Period Ended November 30, 2008*	Fiscal Year Ended November 30, 2009
Transfer Agent Fees	$25,459	$18,022
Fund Accounting Fees	$15,277	$25,038
Administrative Fees	$18,202	$31,392
*For the period May 6, 2008 (commencement of operations) through November 30, 2008.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The firm of Cohen Fund Audit Services, Ltd., 800 Westpoint Pkwy, Suite 1100, Westlake, OH 44145 has been selected as independent registered public accounting firm for the Funds for the fiscal year ending November 30, 2010. Cohen will perform an annual audit of the Funds’ financial statements and will provide financial, tax and accounting consulting services, as requested, in accordance with applicable law and regulations.

DISTRIBUTOR

          Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, is the exclusive agent for distribution of shares of the Funds. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor), and certain officers of the Trust are officers of the Distributor. As a result, such persons may be deemed to be affiliates of the Distributor. The Distributor is under common control with Unified and the Custodian.

          The Distributor is obligated to sell the shares of each Fund on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis.

FINANCIAL STATEMENTS

            The financial statements and report of independent registered public accountants for the Funds required to be included in the SAI are hereby incorporated by reference to the Funds’ Annual Report to Shareholders for the fiscal year ended November 30, 2009. The Funds will provide the Annual Report without charge upon written request or request by telephone.

PART C. OTHER INFORMATION

Item 27.

(a)           Financial Statements included in Part A: Financial Highlights Table for each of Bell Worldwide Trends Fund, Leeb Focus Fund, Roosevelt Multi-Cap Fund, Symons Capital Appreciation Institutional Fund, Symons Small Cap Institutional Fund and Symons Value Institutional Fund.

(b)

Financial Statements included in Part B: Audited Financial Statements for the each of Bell Worldwide Trends Fund, Leeb Focus Fund, Roosevelt Multi-Cap Fund, Symons Capital Appreciation Institutional Fund, Symons Small Cap Institutional Fund and Symons Value Institutional Fund.

Item 28.	Exhibits

(a)

(i)            Agreement and Declaration of Trust as filed with the State of Ohio on October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

(ii)

First Amendment to Agreement and Declaration of Trust, as filed with the State of Ohio on September 15, 2005 – Filed with Registrant’s registration statement on Form N-1A dated March 31, 2006 and incorporated herein by reference.

(iii)

Amendment No. 2 to Agreement and Declaration of Trust, as filed with the State of Ohio on May 17, 2006 – Filed with Registrant’s registration statement on Form N-1A dated July 24, 2006 and incorporated herein by reference.

(iv)

Amendment No. 3 to Agreement and Declaration of Trust, as filed with the State of Ohio on September 1, 2006 – Filed with Registrant’s registration statement on Form N-1A dated September 19, 2006 and incorporated herein by reference.

(v)	Amendments No. 4 and 6 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A on July 5, 2007 and incorporated herein by reference.

(vi)	Amendment No. 5 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated August 1, 2007 and incorporated herein by reference.

(vii)	Amendment No. 7 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated August 31, 2007 and incorporated herein by reference.

(viii)	Amendment No. 8 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

(ix)	Amendment No. 9 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2008 and incorporated herein by reference.

(x)

Amendment No. 10 to Agreement and Declaration of Trust as filed with the State of Ohio on November 12, 2008– Filed with Registrant’s registration statement on Form N-1A dated November 28, 2008 and incorporated herein by reference.

(xi)

Amendment No. 11 to Agreement and Declaration of Trust as filed with the State of Ohio on February 13, 2009 – Filed with Registrant’s registration statement on Form N-1A dated March 2, 2009 and incorporated herein by reference.

(xii)

Amendment No. 12 to Agreement and Declaration of Trust as filed with the State of Ohio on August 11, 2009 – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2009 and incorporated herein by reference.

(b)	By-laws adopted as of October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders – None.

(d)	Investment Advisory Contracts:

1.

(a)           Copy of Registrant’s Management Agreement with Spectrum Advisory Services, Inc. (“Spectrum”) with regard to the Marathon Value Portfolio, approved December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Spectrum regarding fee waiver and expense reimbursement with respect to the Marathon Value Portfolio for the 2010 fiscal year –Filed with Registrant’s registration statement on Form N-1A dated March 1, 2010 and incorporated herein by reference.

.

2.

(a)           Copy of Registrant’s Amended and Restated Management Agreement with Becker Capital Management, Inc. with regard to the Becker Value Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2009 and incorporated herein by reference.

(b)

Copy of the Side Letter Agreement with Becker Capital Management, Inc., regarding fee waiver and expense reimbursement with respect to the Becker Value Equity Fund for the 2010 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated March 1, 2010 and incorporated herein by reference.

3.

(a)           Copy of Registrant’s Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Dividend Growth Fund approved December 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(b)

Copy of Registrant’s Side Letter Agreement with Crawford Investment Counsel, Inc. regarding fee waiver and expense reimbursement with respect to the Crawford Dividend Growth Fund for the 2010 fiscal year – To be filed by amendment.

4.

Copy of Registrant’s Amended and Restated Management Agreement with IMS Capital Management, Inc. with regard to the IMS Capital Value Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007, and incorporated herein by reference.

5.

Copy of Registrant’s Management Agreement with IMS Capital Management, Inc. with regard to the IMS Dividend Growth Fund (formerly known as the Strategic Allocation Fund) approved June 6, 2004 – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

6.

Copy of Registrant’s Management Agreement with IMS Capital Management, Inc. with regard to the IMS Strategic Income Fund approved June 6, 2004 – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

7.

(a)           Copy of Registrant’s Management Agreement with Financial Counselors, Inc. with regard to the FCI Equity Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

(b)

Copy of Side Letter Agreement with Financial Counselors, Inc. regarding fee waiver and expense reimbursement with respect to the FCI Equity Fund’s 2010 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated January 29, 2010 and incorporated herein by reference.

8.

(a)           Copy of Registrant’s Management Agreement with Financial Counselors, Inc. with regard to the FCI Bond Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

(b)

Copy of Side Letter Agreement with Financial Counselors, Inc. regarding fee waiver and expense reimbursement with respect to the FCI Bond Fund’s 2010 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated January 29, 2010 and incorporated herein by reference.

9.

(a)           Copy of Registrant’s Management Agreement with Archer Investment Corporation with regard to the Archer Balanced Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated July 27, 2005 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Balanced Fund for the 2010 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2009 and incorporated herein by reference.

10.

Copy of Registrant’s Management Agreement with The Roosevelt Investment Group with respect to the Roosevelt Multi-Cap Fund, approved September 12, 2005 – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

11.

(a)           Copy of Registrant’s Management Agreement with SMI Advisory Services, LLC with regard to the Sound Mind Investing Fund approved August 29, 2005 – Filed with Registrant’s registration statement on Form N-1A August 6, 2005 and incorporated herein by reference.

(b)

Copy of Side Letter Agreement with SMI Advisory Services, LLC regarding fee waiver and expense reimbursement with respect to the Sound Mind Investing Fund for the 2010 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated March 1, 2010 and incorporated herein by reference.

12.

(a)           Copy of Registrant’s Amended Management Agreement with Toreador Research & Trading LLC with regard to Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated August 31, 2009 and incorporated herein by reference.

(b)

Copy of Side Letter Agreement with Toreador Research & Trading LLC regarding fee waiver and expense reimbursement with respect to the Toreador Large Cap Fund for the 2009 fiscal year – Filed with Registrant’s registration statement on Form N1-A dated August 31, 2009 and incorporated herein by reference.

13.

(a)           Copy of Registrant’s Amended and Restated Management Agreement with Iron Financial, LLC dated November 10, 2008 with regard to the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated January 28, 2009 and incorporated herein by reference.

14.

(a)           Copy of Registrant’s Management Agreement with Leeb Capital Management, Inc. with regard to Leeb Focus Fund – Filed with Registrant’s registration statement on Form N-1A dated November 30, 2006 and incorporated herein by reference.

(b)	Copy of Side Letter Agreement with Leeb Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Leeb Focus Fund for the 2010 fiscal year– Filed herewith.

15.

(a)           Copy of Registrant’s Management Agreement with Pekin Singer Strauss Asset Management, Inc. with regard to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

(b)

Copy of Side Letter Agreement with Pekin Singer Strauss Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the Appleseed Fund for the 2010 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated January 29, 2010 and incorporated herein by reference.

16.

(a)           Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Capital Appreciation Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

(b)

Copy of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Capital Appreciation Institutional Fund for the 2010 fiscal years – Filed herewith.

17.

(a)           Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Value Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

(b)

Copy of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Value Institutional Fund for the 2010 fiscal years – Filed herewith.

18.

(a)           Copy of Registrant’s Management Agreement with SMI Advisory Services, LLC with regard to the Sound Mind Investing Managed Volatility Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2006 and incorporated herein by reference.

(b)

Copy of Side Letter Agreement with SMI Advisory Services, LLC regarding fee waiver and expense reimbursement with respect to the Sound Mind Investing Managed Volatility Fund for the 2010 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated March 1, 2010 and incorporated herein by reference.

19.

(a)           Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Large Cap Value Fund’s 2009 fiscal year – Filed with Registrant’s registration statement on Form N1-A dated July 29, 2009 and incorporated herein by reference.

20.

(a)           Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Small Cap Value Fund’s 2009 fiscal year – Filed with Registrant’s registration statement on Form N1-A dated July 29, 2009 and incorporated herein by reference.

21.

Copy of Subadvisory Agreement between Dean Investment Associates, LLC and Dean Capital Management, LLC with regard to the Dean Large Cap Value Fund and Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2008 and incorporated herein by reference.

22.

(a)           Copy of Registrant’s Management Agreement with Mirzam Asset Management, LLC with regard to the Mirzam Capital Appreciation Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Mirzam Asset Management, LLC regarding fee waiver and expense reimbursement with respect to the Mirzam Capital Appreciation Fund for the 2010 fiscal year – Filed with Registrant’s registration statement on Form N1-A dated December 1, 2009 and incorporated herein by reference.

(c)

Copy of Sub-Advisory Agreement between Mirzam Asset Management, LLC and Bastiat Capital, LLC with regard to Mirzam Capital Appreciation Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

23.

(a)           Copy of Registrant’s Management Agreement with Bell Investment Advisors, Inc. with regard to the Bell Worldwide Trends Fund – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

(b)

Copy of Side Letter Agreement with Bell Investment Advisors, Inc. regarding fee waiver and expense reimbursement with respect to the Bell Worldwide Trends Fund for the 2010 fiscal year – Filed herewith.

24.

(a)           Copy of Registrant’s Management Agreement with SB-Auer Funds, LLC with regard to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(b)

Copy of Side Letter Agreement with SB-Auer Funds, LLC regarding fee waiver and expense reimbursement with respect to the Auer Growth Fund for the 2010 fiscal year– Filed with Registrant’s registration statement on Form N-1A dated January 29, 2010 and incorporated herein by reference.

25.

(a)           Copy of Registrant’s Management Agreement with Envestnet Asset Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Envestnet Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the 3 to 1 Diversified Equity Fund for the 2010 fiscal year – To be filed by amendment.

(c)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Aletheia Research and Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(d)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and London Company of Virginia with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(e)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Pictet Asset Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

26.

(a)           Copy of Registrant’s Management Agreement with Envestnet Asset Management, Inc. with regard to 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Envestnet Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the 3 to 1 Strategic Income Fund for the 2019 fiscal year – To be filed by amendment.

(c)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Loomis, Sayles & Company, LP with regard to 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(d)

Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and SMH Capital Advisors, Inc. with regard to 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

27.

(a)           Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Small Cap Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2008 and incorporated herein by reference.

(b)

Copy of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Small Cap Institutional Fund for the 2010 fiscal year– Filed herewith.

28.

(a)           Copy of Registrant’s Management Agreement with Jones Asset Management, LLC with regard to the Jones Villalta Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated October 16, 2008 and incorporated herein by reference.

(b)

Form of Side Letter Agreement with Jones Villalta Asset Management, LLC regarding fee waiver and expense reimbursement with respect to the Jones Villalta Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated March 1, 2010 and incorporated herein by reference.

(e)	(1)	Underwriting Contracts.

(a)

Copy of Registrant’s Distribution Agreement with Unified Financial Securities, Inc., dated December 18, 2002, as amended December 13, 2004 – Filed with Registrant’s registration statement on Form N-1A dated December 30, 2004 and incorporated herein by reference.

(b)

Copy of Registrant’s amended and restated Distribution Agreement with Unified Financial Securities, Inc., dated January 17, 2007 – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2008 and incorporated herein by reference.

(2)

Underwriting Contracts. Copy of Distribution Agreement among Registrant, Becker Capital Management, Inc. and Unified Financial Securities, Inc., dated October 17, 2003 – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(3)

Underwriting Contracts. Copy of Distribution Agreement among Registrant, Crawford Investment Counsel, Inc. and Unified Financial Securities, Inc., approved December 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(4)

Underwriting Contracts. Copy of Distribution Agreement among Registrant, IMS Capital Management, Inc. and Foreside Distribution Services, L.P., dated July 1, 2008 - Filed with Registrant’s registration statement on Form N-1A dated April 30, 2009 and incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts – None.

(g)	Custodian Agreements.

(1)

Copy of Registrant’s Custodian Agreement with Huntington National Bank, dated December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(2)

(a)           Custodian Agreement. Copy of Registrant’s Custodian Agreement with U.S. Bank, N.A., dated September 23, 2005 – Filed with Registrant’s registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

(b)

Amendment to Custodial Agreement between U.S. Bank, N.A. and Registrant, dated December 2005 – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

(h)

(1)           (a)       Other Material Contracts. Amended Mutual Fund Services Agreement between Registrant and Unified Fund Services, Inc. – Filed with Registrant’s registration statement on Form N-1A dated December 1, 2005 and incorporated herein by reference.

(b)

Amendment to Amended Mutual Fund Services Agreement between Registrant and Unified Fund Services, Inc., effective as of October 1, 2007 – Filed with Registrant’s registration statement on Form N-1A dated October 30, 2007 and incorporated herein by reference.

(c)

Registrant’s Investor Class Administration Plan for the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 5, 2008 and incorporated herein by reference.

(d)

Registrant’s Retail Class Administrative Services Plan for the Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated August 31, 2009 and incorporated herein by reference.

(i)

Legal Opinion and Consent – Legal opinion was filed with Registrant’s registration statement on Form N-1A dated August 31, 2009 and is incorporated herein by reference. The consent of Thompson Hine LLP is filed herewith.

(j)

Other Opinions – Consent of independent registered public accounting firm to the use of audited financial statements for each of Bell Worldwide Trends Fund, Leeb Focus Fund, Roosevelt Multi-Cap Fund, Symons Capital Appreciation Institutional Fund, Symons Small Cap Institutional Fund and Symons Value Institutional Fund – Filed herewith.

(k)	Omitted Financial Statements – None.

(l)

Initial Capital Agreements. Copy of Letter of Investment Intent from Unified Fund Services, Inc., dated December 30, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(m)	(1) Copy of Rule 12b-1 Distribution Plan for Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(2)	Copy of Rule 12b-1 Distribution Plan for Archer Balanced Fund – Filed with Registrant’s registration statement on Form N-1A dated July 27, 2005 and incorporated herein by reference.

(3)	Copy of Rule 12b-1 Distribution Plan for the Roosevelt Multi-Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

(4)	Copy of Rule 12b-1 Distribution Plan for FCI Equity Fund and FCI Bond Fund – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2005 and incorporated herein by reference.

(5)

Copy of Rule 12b-1 Distribution Plan with respect to the Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

(6)	Copy of Rule 12b-1 Distribution Plan with respect to the Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

(7)

Copy of Rule 12b-1 Distribution Plan with respect to the Dean Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(8)

Copy of Rule 12b-1 Distribution Plan with respect to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(9)

Copy of Rule 12b-1 Distribution Plan with respect to the Mirzam Capital Appreciation Fund – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2007 and incorporated herein by reference.

(10)

Copy of Rule 12b-1 Distribution Plan with respect to the Bell Worldwide Trends Fund – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

(11)

Copy of Rule 12b-1 Distribution Plan with respect to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(12)

Copy of Rule 12b-1 Distribution Plan with respect to the 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

(13)	Copy of Rule 12b-1 Distribution Plan with respect to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(14)

Copy of Rule 12b-1 Distribution Plan with respect to the Jones Villalta Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated October 16, 2008 and incorporated herein by reference.

(15)

Copy of Rule 12b-1 Distribution Plan with respect to the Investor Class Shares of the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 5, 2008 and incorporated herein by reference.

(n)	(1) Copy of Rule 18f-3 Plan for Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(2)	Copy of Rule 18f-3 Plan for Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 5, 2008 and incorporated herein by reference.

(3)	Copy of Rule 18f-3 Plan for the Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated August 31, 2009 and incorporated herein by reference.

(o)	Reserved.

(p)	(1) Registrant’s Amended Code of Ethics – Filed with Registrant’s registration statement on Form N-1A on June 20, 2007 and incorporated herein by reference.

(2)	Code of Ethics for Senior Executive Officers – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(3)

Code of Ethics adopted by Unified Financial Securities, Inc., as distributor to Registrant – Filed with Registrant’s registration statement on Form N-1A on July 3, 2008 and incorporated herein by reference.

(q)	(1) Registrant’s Revised Proxy Voting Policy – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(2)	ISS Proxy Voting Guidelines adopted by Becker Capital Management, Inc. – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(3)

Proxy Voting Policy and Procedures adopted by Crawford Investment Counsel, Inc. – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(4)

Proxy Voting Policy and Procedures adopted by Spectrum Advisory Services, Inc. – Filed with Registrant’s registration statement on Form N-1A dated February 27, 2004 and incorporated herein by reference.

(5)

Proxy Voting Policy and Procedures adopted by IMS Capital Management, Inc. with regard to each of the IMS Funds – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

(6)

Proxy Voting Policy and Procedures adopted by Financial Counselors, Inc. with regard to each of the FCI Funds – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

(7)

Proxy Voting Policy and Procedures adopted by Archer Investment Corporation with regard to the Archer Balanced Fund – Filed with Registrant’s registration statement on Form N-1A dated July 27, 2005 and incorporated herein by reference.

(8)

Proxy Voting Policy and Procedures adopted by with Toreador Research & Trading LLC as advisor to Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

(9)

Proxy Voting Policy and Procedures adopted by Leeb Capital Management, Inc. as advisor to Leeb Focus Fund – Filed with Registrant’s registration statement on Form N-1A dated September 19, 2006 and incorporated herein by reference.

(10)

Proxy Voting Policy and Procedures adopted by Pekin Singer Strauss Asset Management, Inc. as advisor to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

(11)

Updated Proxy Voting Policy and Procedures adopted by Symons Capital Management, Inc. as advisor to Symons Institutional Funds– Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

(12)

Proxy Voting Policy and Procedures adopted by SMI Advisory Services, LLC as advisor to Sound Mind Investing Funds – Filed with Registrant’s registration statement on Form N-1A dated October 13, 2006 and incorporated herein by reference.

(13)

Proxy Voting Policy and Procedures adopted by Dean Investment Associates, LLC as advisor to the Dean Funds – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(14)	Proxy Voting Guidelines used with respect to Roosevelt Multi-Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated April 11, 2008 and incorporated herein by reference.

(15)

Proxy Voting Policy and Procedures adopted by Bastiat Capital, LLC as sub-advisor to the Mirzam Capital Appreciation Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

(16)

Proxy Voting Policy and Procedures adopted by Bell Investment Advisors, Inc. as advisor to the Bell Worldwide Trends Fund – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

(17)

Proxy Voting Policy and Procedures adopted by Aletheia Research and Management, Inc. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(18)

Proxy Voting Policy and Procedures adopted by London Company of Virginia as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(19)

Proxy Voting Policy and Procedures adopted by Pictet Asset Management, Inc. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(20)

Proxy Voting Policy and Procedures adopted by SMH Capital Advisors, Inc. as sub-adviser to the 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(21)

Proxy Voting Policy and Procedures adopted by Loomis, Sayles & Company, LP as sub-adviser to the 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(22)

Proxy Voting Policy and Procedures adopted by SBAuer Funds, LLC as adviser to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(23)

Proxy Voting Policy and Procedures adopted by Jones Villalta Asset Management, LLC as adviser to the Jones Villalta Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated October 16, 2008 and incorporated herein by reference.

Item 29.	Persons Controlled by or Under Common Control with Registrant

                      The controlling shareholder of each of the FCI Bond Fund and FCI Equity Fund (together, the FCI Funds”), Midtrusco, is under common control with the FCI Funds’ investment adviser, Financial Counselors, Inc. Financial Counselors, Inc. is owned 100% by FCI Holding Corporation, a Delaware corporation.

                      Dean Investment Associates, LLC may be deemed to be under common control with each of the Dean Funds because various persons that own Dean Wealth Management LLP, a controlling shareholder of the Dean Funds, also indirectly own more than 75% of Dean Investment Associates, LLC.

Item 30.	Indemnification

                      Article VI, Section 6.4 of the Declaration of Trust of Unified Series Trust, an Ohio business trust, provides that:

Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Item 31.	Business and Other Connections of the Investment Advisers

1.

Archer Investment Corporation (“Archer”) serves as investment adviser to the Archer Balanced Fund, a series of Registrant. Mr. Troy Patton is the Managing Director of Archer. Further information about Archer can be obtained from the Form ADV Part I filed via the FINRA’s CRD/IARD system, and available on the Investment Adviser Public Disclosure Website (“IAPD”).

2.

Bastiat Capital, LLC (“Bastiat”) serves as sub-advisor to Mirzam Capital Appreciation Fund. Albert J. Meyer and William L. Culbertson, III, portfolio managers of the Mirzam Capital Appreciation Fund, each is a managing member of Bastiat. Further information about Bastiat can be obtained from its Form ADV Part I available on the IAPD.

3.

Becker Capital Management, Inc. (“Becker”) serves as the investment adviser for the Becker Value Equity Fund, a series of the Trust. Patrick E. Becker serves as the Chairman and Chief Investment Officer of Becker. Further information about Becker can be obtained from the Form ADV Part I available on the IAPD.

4.

Crawford Investment Counsel, Inc. (“Crawford”) serves as the investment adviser for the Crawford Dividend Growth Fund, a series of the Trust. John H. Crawford III serves as President and Chief Investment Officer of Crawford. Further information about Crawford can be obtained from the Form ADV Part I available on the IAPD.

5.

Dean Investment Associates, LLC (“Dean”), serves as investment advisor to the Dean Funds. Stephen M. Miller serves President and Chief Operating Officer of Dean, and each of Mark E. Schutter, Ronald A. Best and Debra E. Rindler are executive officers. Further information about Dean can be obtained from its Form ADV Part I available on the IAPD.

6.

Dean Capital Management, LLC (“DCM”), serves as sub-advisor to the Dean Funds. Douglas Leach is an executive officer. Further information about DCM can be obtained from its Form ADV Part I available on the IAPD.

7.

Financial Counselors, Inc. (“FCI”) serves as the investment adviser to the FCI Equity Fund and FCI Bond Fund, each a series of the Trust. Mr. Robert T. Hunter serves as President and Chief Executive Officer of FCI. Further information about FCI can be obtained from the Form ADV Part I available on the IAPD.

8.

IMS Capital Management, Inc.(“IMS”) serves as the investment adviser to the IMS Capital Value Fund, IMS Dividend Growth Fund and IMS Strategic Income Fund, each a series of the Trust. Mr. Carl W. Marker serves as Chairman and President of IMS. Further information about IMS can be obtained from the Form ADV Part I available on the IAPD.

9.

Iron Financial, LLC serves as investment advisor to the Iron Strategic Income Fund. Mr. Aaron Izenstark is the President, while Mr. Richard Lakin is the Chief Compliance Officer and Chief Operations Officer of Iron Financial. Further information about Iron Financial can be obtained from its Form ADV Part I available on the IAPD.

10.

Jones Villalta Asset Management, LLC (“JVAM”), serves as investment advisor to the Jones Villalta Opportunity Fund. Stephen M. Jones and Thomas E. Villalta are executive officers. Further information about JVAM can be obtained from its Form ADV Part I available on the IAPD.

11.

Leeb Capital Management, Inc. (“Leeb”), serves as investment advisor to the Leeb Focus Fund. Steven L. Leeb is the President and Donna A. Leeb and Steven Fishman are executive officers. Further information about Leeb can be obtained from its Form ADV Part I available on the IAPD.

12.

Mirzam Asset Management, LLC (“Mirzam”) serves as investment advisor to Mirzam Capital Appreciation Fund. Mr. Clifford R. Morris is a managing member of Mirzam. Further information about Mirzam will be available from its Form ADV Part I available on the IAPD.

13.

Pekin Singer Strauss Asset Management, Inc. (“Pekin”) serves as investment advisor to the Appleseed Fund. Mr. Ronald L. Strauss is the President of Pekin; Richard A. Singer, Brandon Hardy, Alan L. Zable and William A. Pekin all are executive officers. Further information about Pekin can be obtained from its Form ADV Part I available on the IAPD.

14.

SMI Advisory Services, LLC (“SMI”) serves as investment advisor to the Sound Mind Investing Fund and Sound Mind Investing Managed Volatility Fund, each a series of Registrant. Mr. Eric Collier, Mr. Mark Biller, and Mr. Anthony Ayers are all principals of SMI. Further information about SMI can be obtained from the Form ADV Part I of SMI available on the IAPD.

15.

Spectrum Advisory Services, Inc. (“Spectrum”) serves as the investment advisor for the Marathon Value Portfolio, a series of the Trust. Mr. Marc Heilweil serves as President of Spectrum. Further information about Spectrum can be obtained from the Form ADV Part I available on the IAPD.

16.

Symons Capital Management, Inc. (“Symons”) serves as the investment advisor for the Symons Value Institutional Fund and Symons Capital Appreciation Institutional Fund, each a series of the Trust. Edward L. Symons, Jr. is the Chairman and Founder, and Colin E. Symons, CFA, is the Chief Investment Officer. Christopher C. Hoel, Vickilynn Ellis, Richard F. Foran and Michael P. Czajka each are executive officers of Symons. Further information about Symons can be obtained from the Form ADV Part I available on the IAPD.

17.

The Roosevelt Investment Group (“Roosevelt”) serves as investment advisor to the Roosevelt Multi-Cap Fund. Mr. Arthur Sheer serves as the Chief Executive Officer of Roosevelt. Further information about Roosevelt can be obtained from its Form ADV Part I available on the IAPD.

18.

Toreador Research & Trading LLC (“Toreador”) serves as investment advisor to Toreador Large Cap Fund. Mr. Paul Blinn and Dan Obrycki are executive officers of Toreador. Further information about Toreador can be obtained from its Form ADV Part I available on the IAPD.

19.

Bell Investment Advisors, Inc. (“Bell”) serves as investment adviser to the Bell Worldwide Trends Fund, a series of Registrant. Mr. James Bell is the President of Bell. Further information about Bell can be obtained from its Form ADV Part I available on the IAPD.

20.

Envestnet Asset Management, Inc. (“Envestnet”) serves as investment adviser to the 3 to 1 Funds. Judson T. Bergman is the Chairman and CEO of Envestnet. Further information about Envestnet can be obtained from its Form ADV Part I available on the IAPD.

21.

Aletheia Research and Management, Inc. (“Aletheia”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Peter Eichler, Roger B. Peikin and Joseph M. Boskovich are executive officers of Aletheia. Further information about Aletheia can be obtained from its Form ADV Part I available on the IAPD.

22.

London Company of Virginia (“London Company”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Mr. Stephen M. Goddard is a Principal and the CIO of London Company. Further information about London Company can be obtained from its Form ADV Part I available on the IAPD.

23.

Pictet Asset Management, Inc. (“Pictet”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund. Renaud Deplanta is the CEO and Nicholas Mustoe is the CIO of Pictet. Further information about Pictet can be obtained from its Form ADV Part I available on the IAPD.

24.

SMH Capital Advisors, Inc. (“SMH Capital”) serves as sub-adviser to the 3 to 1 Strategic Income Fund. Robert E. Garrison is the President and a director of SMH Capital. Further information about SMH Capital can be obtained from its Form ADV Part I available on the IAPD.

25.

Loomis, Sayles & Company, LP (“Loomis Sayles”) serves as sub-adviser to the 3 to 1 Strategic Income Fund. Robert J. Blanding is the CEO of Loomis Sayles. Further information about Loomis Sayles can be obtained from its Form ADV Part I available on the IAPD.

26.

SBAuer Funds, LLC (“SBA”) serves as investment adviser to the Auer Growth Fund. Mr. Robert Auer is the managing member of SBA. Further information about SBAuer can be obtained from its Form ADV Part I available on the IAPD

Item 32.	Unified Financial Securities, Inc. Unified Financial Securities, Inc. serves as the principal underwriter for the Trust.

(a)

Unified Financial Securities, Inc. also serves as a principal underwriter for the following investment companies: American Pension Investors Trust, The Appleton Funds, Dividend Growth Trust, Dreman Contrarian Funds, Hirtle Callaghan Trust, Huntington Funds, James Advantage Funds, RiverNorth Funds, The Penn Street Fund, Inc., and Valued Advisers Trust.

(b)	The directors and officers of Unified Financial Securities, Inc. are as follows:

Name	Title	Position with Trust
Daniel B. Benhase*	Director	None
Melissa K. Gallagher**	President and Treasurer	President
John C. Swhear**	Chief Compliance Officer	Sr. Vice President
Edward J. Kane*	Vice President	None
A. Dawn Story*	Vice President	None
Anna Maria Spurgin**	Assistant Vice President	None
Karyn E. Cunningham**	Controller	None
Richard A. Cheap*	Secretary	None
Larry D. Case*	Assistant Secretary	None

*The principal business address of these individuals is 41 S. High St. Columbus, OH 43215.

**The principal business address of these individuals is 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208.

(c)	Not applicable.

Item 33.	Location of Accounts and Records

Unified Fund Services, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

Will maintain physical possession of the accounts, books, and other documents required to be maintained by Rule 31a-(b)(1), 31a-1(b)(2), and 31a-1(b)(4) through 31a-1(b)(11).

Huntington National Bank

41 South High Street

Columbus, Ohio 43215

U.S. Bank, National Association

425 Walnut Street

Cincinnati, Ohio 45202

Will maintain physical possession of accounts, books, and other documents required to be maintained by Rule 31(b)(3) for each separate series for which the entity acts as custodian.

Unified Financial Securities, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

Foreside Distribution Services, L.P.

100 Summer Street, Suite 1500

Boston, MA 02110

Will maintain physical possession of the accounts, books, and other documents required to be maintained by a principal underwriter under by Rule 31a-1(d) for each separate series for which the entity acts as principal underwriter.

Aletheia Research and Management, Inc.

100 Wilshire Blvd., Suite 1960

Santa Monica, California 90401

Archer Investment Corporation
9000 Keystone Crossing, Suite 630
Indianapolis, IN 46240

Bastiat Capital, LLC

Granite Parkway, Suite 200

Plano, TX, 75024

Becker Capital Management, Inc.

1211 SW Fifth Avenue, Suite 2185

Portland, OR 97204

Bell Investment Advisors, Inc.

1111 Broadway, Suite 1630

Oakland, CA 94607

Crawford Investment Counsel, Inc.

600 Galleria Parkway NW

Suite 1650

Atlanta, GA 30339

Dean Investment Associates, LLC

2480 Kettering Tower

Dayton, Ohio 45423

Dean Capital Management, LLC

7450 West 130th Street, Suite 150

Overland Park, KS 66213

Envestnet Asset Management, Inc.

35 East Wacker Drive, 16th Floor

Chicago, Illinois 60601

Financial Counselors, Inc.

442 West 47th Street

Kansas City, Missouri 63112

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, Oregon 97266

Iron Financial, LLC

630 Dundee Rd.

Suite 200

Northbrook, IL 60062

Jones Villalta Asset Management, LLC

805 Las Cimas Parkway

Suite 125

Austin, TX 78746

Leeb Capital Management, Inc.

500 Fifth Avenue, 57th Floor

New York, NY 10110

Loomis, Sayles & Company, LP,

One Financial Center

Boston, Massachusetts 02111

London Company of Virginia

1801 Bayberry Court, Suite 301

Richmond, Virginia 23226

Mirzam Asset Management, LLC

1 Main Street, Suite 200

Tequesta, FL, 33469

Pekin Singer Strauss Asset Management, Inc.

21 S. Clark Street, Suite 3325

Chicago, IL 60603

Pictet Asset Management, Ltd.

25 Old Broad Street

Tower 42, Level 37

London, EC2N 1HQ

SMI Advisory Services, LLC

422 Washington Street

Columbus, IN 47201

Spectrum Advisory Services, Inc.

1050 Crown Pointe Parkway, Suite 750

Atlanta, GA 30338

Symons Capital Management, Inc.

650 Washington Road, Suite 800

Pittsburgh, Pennsylvania 15228

The Roosevelt Investment Group

317 Madison Ave., Suite 1004

New York, New York 10017

Toreador Research & Trading LLC

7493 North Ingram

Suite 104

Fresno, California  93711

SMH Capital Advisors, Inc.

600 Travis, Suite 3100

Houston, Texas 77002

Each advisor (or sub-advisor) will maintain physical possession of the accounts, books and other documents required to be maintained by Rule 31a-1(f) at the address listed above for each separate series of the Trust that the advisor manages.

Item 34.	Management Services

None.

Item 35.	Undertakings

Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant’s outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee(s) and to assist in communications with other shareholders in accordance with Section 16(c) of the Securities Exchange Act of 1934, as though Section 16(c) applied.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

Registrant hereby undertakes to carry out all indemnification provisions of its Declaration of Trust in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases.

Insofar as indemnifications for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling person of the Registrant pursuant to the provision under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 141 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Indianapolis and the State of Indiana on March 30, 2010.               UNIFIED SERIES TRUST

By: /s/	Melissa K. Gallagher ****
Melissa K. Gallagher, President

Attest:

By: /s/ Christopher E. Kashmerick*****
Christopher E. Kashmerick, Treasurer and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated by the consent of all of Registrant’s trustees.

Signature	Title	Date
/s/ Melissa K. Gallagher **** Melissa K. Gallagher	President	March 30, 2010
/s/ Christopher E. Kashmerick ***** Christopher E. Kashmerick	Treasurer and CFO	March 30, 2010
/s/ Daniel Condon * Daniel Condon	Trustee	March 30, 2010
/s/ Gary E. Hippenstiel * Gary E. Hippenstiel	Trustee	March 30, 2010
/s/ Stephen Little * Stephen Little	Trustee	March 30, 2010
/s/ Ronald Tritschler * Ronald Tritschler	Trustee	March 30, 2010
/s/ Nancy V. Kelly ** Nancy V. Kelly	Trustee	March 30, 2010
Kenneth Grant *** Kenneth Grant	Trustee	March 30, 2010

* /**/***/****/*****/s/ Carol Highsmith
Carol Highsmith, Attorney in Fact

*Signed pursuant to a Power of Attorney dated May 21, 2007 and filed with Registrant’s registration statement on Form N-1A on June 21, 2007 and incorporated herein by reference.

**Signed pursuant to a Power of Attorney dated December 12, 2007 and filed with Registrant’s registration statement on Form N-1A on December 17, 2007 and incorporated herein by reference.

***Signed pursuant to a Power of Attorney dated June 19, 2008 and filed with Registrant’s registration statement on Form N-1A on July 3, 2008 and incorporated herein by reference.

****Signed pursuant to a Power of Attorney dated November 19, 2009 and filed with Registrant’s registration statement on Form N-1A on December 1, 2009 and incorporated herein by reference.

*****Signed pursuant to a Power of Attorney dated November 23, 2009 and filed with Registrant’s registration statement on Form N-1A on December 1, 2009 and incorporated herein by reference.

INDEX TO EXHIBITS

Exhibit Number	Description

EX.99.d	(i) Copy of Registrant’s Side Letter Agreement with Bell Investment Advisors, Inc., regarding fee waiver and expense reimbursement with respect to the Bell Worldwide Trends Fund 2010 fiscal year.

(ii)	Copy of Registrant’s Side Letter Agreement with Leeb Capital Management, Inc., regarding fee waiver and expense reimbursement with respect to the Leeb Focus Fund 2010 fiscal year.

(iii)

Copy of Registrant’s Side Letter Agreement with Symons Capital Management, Inc., regarding fee waiver and expense reimbursement with respect to the Symons Capital Appreciation Institutional Fund 2010 fiscal year.

(iv)

Copy of Registrant’s Side Letter Agreement with Symons Capital Management, Inc., regarding fee waiver and expense reimbursement with respect to the Symons Small Cap Institutional Fund 2010 fiscal year.

(v)	Copy of Registrant’s Side Letter Agreement with Symons Capital Management, Inc., regarding fee waiver and expense reimbursement with respect to the Symons Value Institutional Fund 2010 fiscal year.

EX.99.i	Consent of Legal Counsel

EX.99.j

Consent of Independent Auditors – Cohen Fund Audit Services, Ltd. with regard to each of Bell Worldwide Trends Fund, Leeb Focus Fund, Roosevelt Multi-Cap Fund, Symons Capital Appreciation Institutional Fund, Symons Small Cap Institutional Fund and Symons Value Institutional Fund.